EXHIBIT 10.2

THIRD AMENDED AND RESTATED
PURCHASE AND SALE AGREEMENT
among
A I M MANAGEMENT GROUP INC.,
as Seller
A I M DISTRIBUTORS, INC.,
as Distributor
A I M ADVISORS, INC.,
as Advisor
INVESCO FUNDS GROUP, INC.,
as Advisor
CITIBANK, N.A.,
as Purchaser
and
CITICORP NORTH AMERICA, INC.,
as Program Agent
Dated as of August 18, 2003

TABLE OF CONTENTS

Page
ARTICLE I
DEFINITIONS AND RULES OF CONSTRUCTION

SECTION 1.01. Definitions	2

SECTION 1.02. Rules of Construction	2

ARTICLE II
PURCHASE AND SALE OF RECEIVABLES; ADDITIONAL FUNDS

SECTION 2.01. Purchase of Receivables	2

SECTION 2.02. Purchase Notices and Funding Notices	2

SECTION 2.03. Additional Funds and Companies	3

ARTICLE III
CONDITIONS PRECEDENT

SECTION 3.01. Conditions Precedent to Effectiveness	4

SECTION 3.02. Conditions Precedent to the Purchaser’s Obligation to Purchase Receivables	5

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

SECTION 4.01. Representations and Warranties of the Seller, the Distributor and the Advisors	6

SECTION 4.02 Additional Representations and Warranties of the Seller	11

SECTION 4.03 Additional Representations and Warranties of the Distributor	13

ARTICLE V
COVENANTS

SECTION 5.01. Affirmative Covenants of the Seller, the Distributor and the Advisors	12

SECTION 5.02. Negative Covenants of the Seller, the Distributor and the Advisors	17

SECTION 5.03 Additional Covenants of the Seller	21

SECTION 5.04 Additional Covenants of the Distributor	22

SCHEDULES

SCHEDULE I	Form of Purchaser Report
SCHEDULE II	List of Funds, List of Companies and Shares
SCHEDULE III	CDSCs
SCHEDULE IV	List of Fundamental Investment Objectives
SCHEDULE V	Form of Legend
SCHEDULE VI	Conditions For a Permitted Change in Control
SCHEDULE VII	Location of Records

EXHIBITS

EXHIBIT A	Form of Purchase Notice
EXHIBIT B-1	Form of Distributor’s Certificate
EXHIBIT B-2	Form of Seller’s Certificate
EXHIBIT B-3	Form of Advisor’s Certificate
EXHIBIT C	Form of Irrevocable Payment Instruction
EXHIBIT D	Form of Additional Eligible Fund Addendum
EXHIBIT E	Allocation Procedures
EXHIBIT F	Form of Take-out Notice

APPENDIX A	Definition List

THIRD AMENDED AND RESTATED
PURCHASE AND SALE AGREEMENT
     THIRD AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT dated as of August 18, 2003 (as amended and supplemented, this “Agreement”) among CITIBANK, N.A. (together with its successors and assigns, the “Purchaser”), CITICORP NORTH AMERICA, INC., as agent for the Purchaser (together with its permitted successors and assigns, the “Program Agent”), A I M MANAGEMENT GROUP INC. (together with its permitted successors and assigns, the “Seller”), A I M DISTRIBUTORS, INC. (together with its permitted successors and assigns, the “Distributor”), A I M ADVISORS, INC. (“AAI”) and INVESCO FUNDS GROUP, INC. (“IFG”).
WITNESSETH
     WHEREAS, the Seller, the Distributor, AAI, the Purchaser and the Program Agent are parties to that certain Second Amended and Restated Purchase and Sale Agreement dated as of December 14, 2000 (as amended and supplemented prior to the date hereof, the “Existing AIM Purchase Agreement”);
     WHEREAS, the Distributor, IFG, the Purchaser and the Program Agent are parties to that certain Purchase and Sale Agreement dated as of December 14, 2000 (as amended and supplemented prior to the date hereof, the “Existing INVESCO Purchase Agreement”); and
     WHEREAS, the parties hereto desire to combine, amend and restate the Existing AIM Purchase Agreement and the Existing INVESCO Purchase Agreement as set forth herein;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I
DEFINITIONS AND RULES OF CONSTRUCTION
     Section 1.01. Definitions.
     Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions List attached hereto as Appendix A.
     Section 1.02. Rules of Construction.
     For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires (a) each use in this Agreement of a singular version of a pronoun shall be deemed to include references to the plural, and vice versa, (b) Article and Section headings are for convenience of reference only and shall not affect the construction of this Agreement, and (c) references to “this section” or words of similar import shall be deemed to refer to the entire section and not to a particular subsection, and references to “hereunder”,

“herein” or words of similar import shall be deemed to refer to this entire Agreement and not to the particular section or subsection.
ARTICLE II
PURCHASE AND SALE OF RECEIVABLES; ADDITIONAL FUNDS
     Section 2.01. Purchase of Receivables.
     On each Purchase Date and subject to and upon the terms and conditions set forth in this Agreement, the Seller shall sell, transfer, convey and assign to the Purchaser on and as of such Purchase Date, all of the Seller’s right, title and interest in, to and under the Receivables and the Collections and Ancillary Rights in respect thereof relating to the sales of Shares (other than Excluded Shares) of each Fund for the Purchase Period to which such Purchase Date relates, and the Purchaser shall purchase from the Seller such Receivables and Ancillary Rights in respect thereof and Collections for an amount equal to the aggregate Purchase Prices payable in respect of such Receivables. The Purchase Prices to be paid by the Purchaser on each Purchase Date shall be paid in immediately available funds by wire transfer to the Seller’s Account. Notwithstanding anything in this Agreement to the contrary, the Purchaser shall not purchase on any Purchase Date and the Seller shall not sell to the Purchaser any Receivables relating to any Excluded Shares.
     Section 2.02. Purchase Notices.
     With respect to the Receivables to be purchased on any Purchase Date, the Seller shall transmit or shall cause to be transmitted to the Program Agent, not later than 10:00 a.m. (New York City time) on the Business Day which is two Business Days prior to such proposed Purchase Date, a Purchase Notice; provided, however, that no more than two (2) Purchase Dates shall occur in any calendar week. The Seller agrees that it shall deliver from time to time prior to the Termination Date, but no less frequently than once each calendar month, a Purchase Notice, sufficient to initiate the sale of the Receivables for the period from the immediately preceding Sale Cutoff Date to the Sale Cutoff Date specified in such Purchase Notice, which Sale Cutoff Date shall not be more than five (5) Business Days prior to the proposed Purchase Date.
     The Seller may, unless otherwise notified to the contrary by the Program Agent, transmit Purchase Notices to the Program Agent by electronic mail (each, an “E-Mail Purchase Notice”); provided, that, (i) each E-Mail Purchase Notice shall be formatted as the Program Agent may designate from time to time, (ii) each E-Mail Purchase Notice shall be sent to the Program Agent at an electronic mail address designated by the Program Agent, and (iii) the executed signature page for each E-Mail Purchase Notice shall be transmitted via facsimile transmission to the Program Agent at the facsimile numbers specified for the Program Agent in Section 9.03. Each E-Mail Purchase Notice shall be deemed given when receipt of such transmission is acknowledged by the Program Agent.
     Section 2.03. Additional Funds and Companies.
     Unless an Event of Termination (or an event which, with the passage of time or notice, or both, would constitute an Event of Termination) shall have occurred and be continuing, the Seller may request that on the applicable Addition Effective Date an Additional

Eligible Fund become a “Fund” under this Agreement and if such Additional Eligible Fund is not a series of an existing “Company” under this Agreement the Seller may request that the investment company of which such Additional Fund is a series becomes a “Company” under this Agreement; provided, that such additional investment company (the “Additional Company”) is registered with the SEC under the Investment Company Act. On and as of such Addition Effective Date, (i) each Additional Eligible Fund and Additional Company shall become a Fund and a Company, respectively, hereunder, (ii) the Servicing Agreement shall be deemed to be supplemented to reflect such addition, (iii) Schedules II and IV hereto shall be deemed to be supplemented to add the applicable information relating to such Fund set forth in the Additional Eligible Fund Addendum relating to such Additional Eligible Fund and (iv) any reference in this Agreement to any change or modification since the date of this Agreement to the underwriting agreement, distribution plan, advisory agreement, prospectus, the fundamental investment objectives or contingent deferred sales charge arrangement in respect of such Additional Eligible Fund shall be deemed to refer to any change or modification thereof since such Addition Effective Date.
     The term “Addition Effective Date” shall mean with respect to any Additional Eligible Fund, the first date on which all of the following conditions shall have been satisfied:
(i) the Program Agent shall have received a fully executed Additional Eligible Fund Addendum, together with such signed opinions of counsel to the applicable Company, the Distributor, the applicable Advisor and the Seller, each dated a date reasonably near the Addition Effective Date, as the Program Agent shall have reasonably requested, all in form, scope and substance reasonably satisfactory to the Program Agent; provided, however, that neither the Seller nor the Distributor will be required to deliver a True Sale opinion in connection with such addition;
(ii) the Program Agent shall have received such instruments, certificates and documents regarding the addition of such Additional Eligible Fund from the Distributor, the Seller, the applicable Advisor and the applicable Company, as the Program Agent shall have reasonably requested; provided, however, that an officer’s certificate in the form of Exhibits B-1 and B-2 shall not be required;
(iii) the Program Agent and the Seller shall have agreed in writing to any change in the Purchase Price Percentage applicable to the Receivables relating to such Fund; and
(iv) the Program Agent shall have received evidence satisfactory to it that (a) the conditions in respect of such Additional Eligible Fund set forth in Section 3.01 of this Agreement immediately after the Addition Effective Date shall be satisfied, and (b) that on such Addition Effective Date the Receivables relating to such Additional Eligible Fund shall constitute Eligible Receivables.

ARTICLE III
CONDITIONS PRECEDENT
     Section 3.01. Conditions Precedent to Effectiveness.
     The effectiveness of each of the Existing Purchase Agreements was subject to the fulfillment of the following conditions precedent:
     (a) such Existing Purchase Agreement, the Servicing Agreement, the Collection Agency Agreement, the Irrevocable Payment Instructions, the Underwriting Agreement and the Transfer Agreement (as such terms are defined in such Existing Purchase Agreement) shall each have been duly executed by the parties thereto and shall each be in full force and effect, and the Program Agent shall have received fully executed copies thereof;
     (b) the Program Agent shall have received fully executed copies of each Underwriting Agreement, Distribution Plan, Prospectus and Advisory Agreement relating to each Fund which shall be in full force and effect and shall be in form and substance reasonably satisfactory to the Program Agent;
     (c) the Program Agent shall have received such opinions of counsel as it shall have reasonably requested in form, scope and substance reasonably satisfactory to the Program Agent;
     (d) the Program Agent shall have received a signed certificate of the President or a Vice President and a Secretary or Assistant Secretary of the Distributor (as defined in such Existing Purchase Agreement), the Seller (as defined in such Existing Purchase Agreement)and the applicable Advisor, substantially in the form of Exhibits B-1, B-2 and B-3 hereto, respectively;
     (e) the Program Agent shall have received time stamped receipt copies of proper financing statements duly filed under the UCC of all jurisdictions that the Program Agent may reasonably deem necessary or desirable in order to perfect the ownership interest of the Seller in the Receivables (as defined in such Existing Purchase Agreement) sold pursuant to the Transfer Agreement and to perfect the ownership interest of the Purchaser in the Purchased Receivables (as defined in such Existing Purchase Agreement) relating to each Fund, as contemplated by such Existing Purchase Agreement, and the Collections in respect thereto, each of which shall be in form, scope and substance satisfactory to the Program Agent as of the date given;
     (f) the Program Agent shall have received certified copies of requests for information (Form UCC-11) (or a similar search report certified by a party acceptable to the Program Agent), dated reasonably near the initial Purchase Date under such Existing Purchase Agreement, listing all effective financing statements which name the Distributor or the Seller (under their present names or any previous names), as debtor and which are filed in the jurisdictions in which filings were required to be made pursuant to Section 3.01(e) of such Existing Purchase Agreement, together with copies of such financing statements (none of which, shall indicate any Adverse Claim on any Receivables); and

     (g) the Board of Trustees of each Company shall have approved the Distribution Plan and Underwriting Agreement relating to each Fund related to such Company by a vote of the majority of its Trustees who are not interested persons, within the meaning of the Investment Company Act, in recognition of the transactions contemplated by the Facility Documents by resolution acceptable as of the date given to the Program Agent.
     Section 3.02. Conditions Precedent to the Purchaser’s Obligation to Purchase Receivables.
     The obligation of the Purchaser to purchase Receivables relating to a Fund on any Purchase Date shall be subject to the fulfillment at or prior to the time of such Purchase Date of the following conditions:
     (a) no Event of Termination (or event which, with the passage of time or notice, or both, would constitute an Event of Termination) shall have occurred and be continuing at or prior to such Purchase Date or shall result therefrom and there shall not be continuing any proceeding of the type referred to in Section 6.01(f);
     (b) the Seller (as Servicer or otherwise) shall have delivered to the Program Agent all Purchaser Reports, Transfer Agent Reports and Sub-transfer Agent Reports as and when required to have been delivered pursuant to this Agreement and the Servicing Agreement, which shall be in form and substance reasonably satisfactory to the Purchaser and the Program Agent;
     (c) the Receivables relating to such Fund to be purchased on the applicable Purchase Date shall constitute Eligible Receivables;
     (d) each of the Facility Documents shall be in full force and effect;
     (e) as of the Calculation Date relating to the calendar month immediately preceding the Purchase Date upon which such Receivables are to be sold, the Weighted Average Percentage Decline in the Net Asset Value of Shares of all Funds (adjusted for stock splits and excluding declines in the Net Asset Value resulting from the payment of Normal Distributions) from the end of the immediately preceding calendar month shall not be twenty-five percent (25%) or more, unless the aggregate Net Asset Value of Shares of the Funds relating to Purchased Receivables shall thereafter rise to a level of at least seventy-six percent (76%) of the aggregate Net Asset Value of Shares of the Funds as of the Calculation Date immediately preceding the Calculation Date that the condition specified in this clause (e) was not satisfied and was not subsequently complied with; provided, that, for the avoidance of doubt, this condition shall be satisfied with respect to any Purchase Date that does not occur on a Calculation Date if it was satisfied as of the Calculation Date immediately preceding such Purchase Date.
     (f) such Fund or the Company in respect of such Fund shall not be prevented by any Authority or by any Applicable Law from paying Collections or Related Collections relating to such Fund to the Demand Deposit Account for further credit to the Collection Account in accordance with the applicable Irrevocable Payment Instruction and neither such Fund nor the Company in respect of such Fund shall have so asserted in writing;

     (g) the Purchaser and the Program Agent shall have received from the Distributor, the Advisors and the Seller such instruments and documents as the Purchaser and the Program Agent may have reasonably requested in connection with the Receivables relating to such Fund and any Purchase Price payable on any such Purchase Date;
     (h) immediately after giving effect to all such purchases on such Purchase Date, the aggregate Unamortized Aggregate Purchase Price relating to the Purchased Receivables of all Funds shall not exceed the Purchase Limit;
     (i) such Fund or the Company relating to such Fund shall not be subject to any of the events described in clauses (g), (q) or (r) of Section 6.01; and
     (j) such Fund (and in the case of any Fund which constitutes a Portfolio, the related Company in respect of such Fund) shall not have proposed or effected a merger, consolidation or other combination with or sale of its assets other than a Permitted Merger or proposed or effected any Liquidation Plan.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
     Section 4.01. Representations and Warranties of the Seller, the Distributor and each Advisor.
     The Seller, the Distributor and each Advisor (provided that for purposes of the representations and warranties to be made by an Advisor under this Section 4.01, each reference to Funds, Receivables or Purchased Receivables shall be deemed to refer only to the Funds in respect of which such Advisor acts as investment advisor and to the Receivables and Purchased Receivables relating to such Funds) represents and warrants to the Purchaser and the Program Agent, as to itself, on and as of the date hereof and on and as of each Purchase Date, as follows:
     (a) it is duly organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own and operate its property, conduct the business in which it is now engaged and to execute and deliver and perform its obligations under this Agreement and the other Facility Documents to which it is a party;
     (b) it is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of its business or the performance of its obligations under this Agreement and the other Program Documents to which it is a party requires such qualification, where the failure to be so qualified could give rise to a reasonable possibility of an Adverse Effect;
     (c) the execution, delivery and performance by it of this Agreement, the other Facility Documents to which it is a party and the other instruments and agreements contemplated hereby or thereby have been duly authorized by all requisite corporate action and have been duly executed and delivered by it and constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy laws and any other similar laws affecting the rights and remedies of creditors generally and by equitable principles;
     (d) (i) it has the requisite corporate power and authority and legal right to execute and deliver this Agreement and the other Facility Documents to which it is a party and to perform its obligations hereunder and thereunder, and (ii) the Distributor and the Seller have the requisite corporate power and authority and legal right to from time to time, sell Receivables (and in the case of the Seller, the Ancillary Rights with respect thereto) relating to each Fund, and the Collections with respect thereto in accordance with the terms of the Facility Documents and it has duly authorized each such sale by all necessary action;
     (e) neither the execution and delivery of this Agreement, the other Program Documents to which it is a party, or any instrument or agreement referred to herein or therein, or contemplated hereby or thereby, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms, conditions and provisions hereof or thereof by it (i) will conflict with, or result in a breach or violation of, or constitute a default under, its certificate of incorporation or by-laws, (ii) will conflict with, or result in a breach or violation of, or constitute a default under, or permit the acceleration of any obligation or liability in, or but for any requirement of the giving of notice or the passage of time (or both) would constitute such a conflict with, breach or violation of, or default under, or permit any such acceleration in, any contractual obligation or any agreement or document to which it is a party or by which it or any of its properties is bound (or to which any such obligation, agreement or document relates, or under any Underwriting Agreement, any Advisory Agreement or any Distribution Plan) where such conflict, breach or violation could give rise to a reasonable possibility of an Adverse Effect, (iii) will violate any Applicable Law, the violation of which could give rise to a reasonable possibility of an Adverse Effect, (iv) could give rise to or permit the creation or imposition of any Adverse Claim upon any Receivables or any Collections or any Related Collections relating to any Fund, or (v) could, in and of themselves, give rise to the termination of any Underwriting Agreement, any Advisory Agreement or any Distribution Plan;
     (f) it has obtained all Governmental Authorizations and Private Authorizations, and made all Governmental Filings necessary for the execution, delivery and performance by it of this Agreement, the other Program Documents to which it is party and the agreements and instruments contemplated hereby or thereby and no consents which have not been obtained or waivers under any instruments to which it is a party or by which it or any of its properties is bound are required to be obtained or made by it in connection with the execution, delivery or performance of this Agreement and the other Program Documents, except to the extent the failure to so obtain or make the same could not give rise to a reasonable possibility of an Adverse Effect;
     (g) it is not in default in any of its obligations under this Agreement or any other Program Document to which it is a party which default could give rise to a reasonable possibility of an Adverse Effect;
     (h) there are no proceedings or investigations pending, or, to the best of its knowledge, threatened, against it before any Authority (i) asserting the invalidity of this Agreement, any other Facility Document to which it is a party or any certificate, document or agreement executed by it in connection herewith or therewith, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Facility Document, or (iii) seeking any determination or ruling which, if granted, could adversely affect the performance by it of its obligations under, or the validity or enforceability of, this Agreement, any other Facility Document to which it is a party or any agreement, certificate or document executed by it in connection herewith or therewith, which in each case, could reasonably be expected to give rise to an Adverse Effect;
     (i) it is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act;
     (j) it is not engaged principally or as one of its important activities in the business of extending, or arranging for the extension of, credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System and no part of the proceeds of the purchase price paid to it for Receivables under any Facility Document will be used to purchase or carry any margin stock within the meaning of said regulation or to extend credit to others for such purpose;
     (k) (i) all information (including, without limitation, the Purchaser Reports, the Transfer Agent Reports, the Sub-transfer Agent Reports and the E-Mail Reports) provided by it or any of its Affiliates, any Transfer Agent, any Sub-transfer Agent (other than information prepared by an Unaffiliated Agent) or by any of their respective agents, auditors, legal counsel or other representatives or any other Person at the request of any of the foregoing to the Purchaser, the Program Agent or any other Person in writing for purposes of or in connection with this Agreement, the other Facility Documents to which it or any of its Affiliates is a party or the transactions contemplated hereby or thereby (including without limitation each Purchaser Report, each Transfer Agent Report and each Sub-transfer Agent Report (other than a Transfer Agent Report or Sub-transfer Agent Report prepared by an Unaffiliated Agent)) is, and all such information hereafter provided by any such Person to the Purchaser, the Program Agent or any other Person in writing will be true, correct and complete in all material respects on the date such information is stated or certified and no such information contains, or will contain, any material misrepresentation or any omission to state therein matters necessary to make the statements made therein not misleading in any material respect, and (ii) to the best of its knowledge, all information (including, without limitation, the Transfer Agent Reports and the Sub-transfer Agent Reports) prepared or provided by or on behalf of any Unaffiliated Agent, to the Purchaser or the Program Agent in writing for purposes of or in connection with this Agreement, the other Facility Documents or the transactions contemplated hereby or thereby is, and all such information hereafter provided by any such Unaffiliated Agent to the Purchaser, the Program Agent or any other Person in writing will be true, correct and complete in all material respects on the date such information is stated or certified and, to the best of its knowledge, no such information contains, or will contain, any material misrepresentation or any omission to state therein matters necessary to make the statements made therein not misleading in any material respect;
     (l) neither the Transfer Agent, any Company nor any Fund is prevented by any Applicable Law from paying the Collections or Related Collections directly to the Demand

Deposit Account for further credit to the Collection Account in accordance with the applicable Irrevocable Payment Instruction;
     (m) the Purchased Receivables relating to each Fund constitute Eligible Receivables;
     (n) no Share of a Fund to which a Purchased Receivable relates contains any Conversion Feature other than a Permitted Conversion Feature;
     (o) no Share of a Fund (including, without limitation, a Share of a Fund resulting from one or more Permitted Free Exchanges) taken into account in computing the Purchase Price paid pursuant to this Agreement entitles the holder thereof to redeem the same in a Free Redemption except in the specific situations set forth in the Prospectus of such Fund as in effect on the date hereof;
     (p) each of the Companies and each Advisor has complied with the Fundamental Investment Objectives relating to each Fund and such Fundamental Investment Objectives for each such Fund have not changed from those set forth in Schedule IV to the Purchase Agreement, except as shall have been consented to in writing by the Program Agent;
     (q) it, each Company, each Fund, the Advisory Agreements, the Underwriting Agreements, the Prospectus of each Fund, the Distribution Plans and the CDSC arrangements, in each case relating to Shares of each Fund, are in compliance in all material respects with Applicable Law, including, without limitation, Rule 12b-1 of the Investment Company Act and the Conduct Rules;
     (r) the Asset Based Sales Charge and CDSC arrangement relating to the Shares of each Fund and the payments provided for in, and actually being made pursuant to, the Distribution Plan and the Prospectus for each such Fund are fairly and accurately described in the Distribution Plan and Prospectus relating to each such Fund; and
     (s) a true, correct and complete copy of each Underwriting Agreement, each Distribution Plan, each Advisory Agreement and each Prospectus in effect on the date of this Agreement has been delivered to the Program Agent on or before the date hereof, such Underwriting Agreements, Distribution Plans and Advisory Agreements are each in full force and effect and have not been amended or modified in any manner after the date hereof, except for such amendments or modifications to the Prospectuses which do not affect any Fundamental Investment Objectives set forth in Schedule IV hereto or any CDSC arrangement and which do not otherwise give rise to a reasonable possibility of an Adverse Effect, unless the same is consented to in writing by the Program Agent and such consent specifies the Fundamental Investment Objectives relating to each affected Fund and amends Schedule IV in order to accurately and completely reflect the fundamental investment objectives of each such affected Fund set forth in the then current Prospectus of such Funds.
     Section 4.02. Additional Representations and Warranties of the Seller.
     The Seller represents and warrants to the Purchaser and the Program Agent on and as of the date hereof and on and as of each Purchase Date as follows:

     (a) each transfer of Receivables and the Ancillary Rights with respect thereto to the Purchaser under this Agreement constitutes a valid and complete True Sale to the Purchaser of all right, title and interest in and to such Purchased Receivables, the Ancillary Rights with respect thereto and the Collections in respect thereto, free and clear of any Adverse Claim; such transfer has not been made with an intent to hinder, delay or defraud any present or future creditor; the Purchase Price for such Purchased Receivables and the Ancillary Rights with respect thereto is fair consideration and of reasonably equivalent value to the Purchased Receivables; and immediately after each purchase pursuant to this Agreement the Seller will remain solvent and will have adequate capital for the conduct of its business;
     (b) immediately after each purchase of Receivables by the Seller under the Transfer Agreement and immediately prior to each purchase of Receivables and the Ancillary Rights with respect thereto by the Purchaser hereunder, (i) no party claiming through the Distributor or the Seller has any right, title or interest in such Receivables, the Ancillary Rights with respect thereto or the Collections in respect thereto, including any payments or Proceeds in respect thereto, (ii) the Seller owns such Receivables, the Ancillary Rights with respect thereto and the Collections in respect thereto free and clear of all Adverse Claims or other such restrictions on transfer created by or arising out of the acts or omissions of the Seller, the Distributor, the Transfer Agent or any Selling Agent or any of its Affiliates, and (iii) such Receivables, the Ancillary Rights with respect thereto and the right to Collections in respect thereto have not been sold, transferred or assigned by the Seller to any other Person;
     (c) all action necessary or advisable to protect, preserve and perfect the Purchaser’s first priority ownership interest in the Purchased Receivables, the Ancillary Rights in respect thereto and the Collections in respect thereto, free and clear of all Adverse Claims has been duly and effectively taken and no security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of such Purchased Receivables or Ancillary Rights in respect thereto is required to be on file or on record in any jurisdiction, except such as may have been filed, recorded or made as contemplated by this Agreement and the other Facility Documents;
     (d) the Seller’s jurisdiction of incorporation is the State of Delaware and the Seller’s principal place of business and principal executive office is 11 Greenway Plaza, Suite 100, Houston, Texas 77046, or such other address as the Seller shall designate upon prior written notice to the Program Agent, and the places where its records concerning the Purchased Receivables are kept are at the addresses specified on Schedule VII hereto or such other location as the Seller shall designate upon prior written notice to the Program Agent;
     (e) this Agreement and the actions of the Seller required to be taken pursuant to the terms hereof are and at all times shall be effective to transfer to the Purchaser all of the Seller’s right, title and interest in, to and under the Purchased Receivables and the Ancillary Rights with respect thereto free and clear of any Adverse Claim; and
     (f) the Seller owns all of the outstanding capital stock of the Distributor.

     Section 4.03. Additional Representations and Warranties of the Distributor.
     The Distributor represents and warrants to each of the Purchaser and the Program Agent on and as of the date hereof and on and as of each Purchase Date, as follows:
     (a) each transfer of Receivables to the Seller under the Transfer Agreement constitutes a valid and complete True Sale to the Seller of all right, title and interest of the Distributor in and to such Receivables and the Collections in respect thereto, free and clear of all Adverse Claims; such transfer has not been made with an intent to hinder, delay or defraud any present or future creditor; the purchase price for such Receivables is fair consideration and of reasonably equivalent value to the Receivables; and immediately after each purchase pursuant to the Transfer Agreement the Distributor will remain solvent and will have adequate capital for the conduct of its business;
     (b) immediately prior to each purchase of Receivables by the Seller under the Transfer Agreement, (i) no party claiming through the Distributor has any right, title or interest in such Receivables or the Collections in respect thereto, including any payments or Proceeds in respect thereto, (ii) the Distributor owns such Receivables and the Collections in respect thereto free and clear of all Adverse Claims or other restrictions on transfer, and (iii) such Receivables and the right to Collections in respect thereto have not been sold, transferred or assigned by the Distributor to any other Person;
     (c) all action necessary or advisable to protect, preserve and perfect the Seller’s first priority ownership interest in the Purchased Receivables and the Collections in respect thereto, free and clear of all Adverse Claims has been duly and effectively taken and no security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of such Receivables is required to be on file or on record in any jurisdiction, except as have been filed or recorded;
     (d) the Distributor’s jurisdiction of incorporation is the State of Delaware and the Distributor’s principal place of business and principal executive office is 11 Greenway Plaza, Suite 100, Houston, Texas 77046, or such other address as the Seller shall designate upon prior written notice to the Program Agent, and the places where its records, if any, concerning the Purchased Receivables are kept are at the addresses specified on Schedule VII hereto or such other location as the Distributor shall designate upon prior written notice to the Program Agent;
     (e) the Transfer Agreement and the actions of the Distributor required to be taken pursuant to the terms thereof are and at all times shall be effective to transfer to the Seller all of the Distributor’s right, title and interest in the Purchased Receivables free and clear of all Adverse Claims; and
     (f) a true and complete copy of the Transfer Agreement has been delivered to the Program Agent and has not been amended in any manner which gives rise to a reasonable possibility of an Adverse Effect.

ARTICLE V
COVENANTS
     Section 5.01. Affirmative Covenants of the Seller, the Distributor and each Advisor.
     The Seller, the Distributor and each Advisor (provided that an Advisor’s obligations under this Section 5.01 in respect of any Fund or in respect of the Receivables or Purchased Receivables relating to any Fund shall be deemed to refer to the Funds for which such Advisor acts as investment advisor and the Receivables and Purchased Receivables relating to such Funds) covenants and agrees that it shall:
     (a) and shall cause the Transfer Agent to, and shall use its best efforts to cause each Selling Agent to, (i) duly observe and conform to all requirements of Applicable Law relative to it, the conduct of its business or its properties or assets, (ii) preserve and keep in full force and effect its corporate existence, rights, privileges and franchises, and (iii) obtain, maintain and keep in full force and effect all Governmental Authorizations and Private Authorizations which are necessary or appropriate to properly carry out the transactions contemplated to be performed by it under this Agreement and the other Program Documents, except in such case where the failure to so observe, conform to, preserve, obtain, maintain or keep in full force and effect could not give rise to a reasonable possibility of an Adverse Effect;
     (b) duly fulfill all obligations on its part to be performed under or in connection with this Agreement and the other Facility Documents and the agreements and instruments entered into in connection herewith or therewith and use its best efforts to cause each Company to duly fulfill and perform its obligations under the Facility Documents, the non-performance of which gives rise to a reasonable possibility of an Adverse Effect;
     (c) promptly deliver to the Program Agent copies of any amendments or modifications to its certificate of incorporation or by-laws, certified by one of its authorized officers;
     (d) (i) promptly give written notice to the Program Agent of the occurrence of any Event of Termination (or event which, with the passage of time or notice, or both, would constitute an Event of Termination), the failure of any conditions precedent set forth in Section 3.02 to be fully satisfied during the period prior to the Termination Date, or any material breach of any term or condition of any Facility Document, which in each case relates to or is caused by it or any of the Affiliates or the performance of any such Persons under any Facility Document, (ii) give written notice to the Program Agent, promptly after it becomes aware thereof, of any other Event of Termination (or event which with the passage of time, notice or both would constitute such an Event of Termination), or the failure of any other conditions precedent set forth in Section 3.02 or any other material breach of any terms or conditions of any Facility Documents, (iii) promptly give written notice to the Program Agent of any litigation or proceedings with respect to it or any Significant Affiliates of the Seller or affecting it, any Significant Affiliates of the Seller or any of their respective assets or properties, which if adversely determined, could give rise to a reasonable possibility of an Adverse Effect, and (iv) upon request by the Program Agent, provide such other information concerning its and the

Seller’s Significant Affiliates’ assets, financial condition or operations, as the Program Agent may from time to time reasonably request;
     (e) cause to be computed, paid and discharged when due all taxes, assessments and other charges or levies of any Authority imposed upon it, or upon any of its income or assets, prior to the day on which any lien could be imposed in respect thereof unless and to the extent that the same shall be contested in good faith by appropriate proceedings and could not give rise to a reasonable possibility of an Adverse Effect;
     (f) to the extent obtained or received by it, furnish or cause to be furnished to the Program Agent a copy of all Private Authorizations and all Governmental Authorizations obtained or made or required to be obtained or made by it in connection with the transactions contemplated by this Agreement, the Transfer Agreement, the Servicing Agreement and any other Facility Document to which it is a party;
     (g) the Distributor and the Seller shall annually or more frequently as the Program Agent may request upon the occurrence of an Event of Termination (or an event which upon the passage of time or notice, or both, would constitute an Event of Termination) and at the sole cost and expense of the Seller (i) cause an independent nationally recognized accounting firm selected by it and reasonably satisfactory to the Program Agent to enter its premises (and each other Person to whom it delegates any of its duties under the Facility Documents) and examine and audit the books, records and accounts relating to the Receivables, the Collections in respect thereto and its or such other Person’s performance under the Facility Documents, (ii) permit such accounting firm to discuss its or such other Person’s affairs, finances, accounts and performance under the Facility Documents with its or such other Person’s officers, partners, employees and accountants, (iii) cause such accounting firm to provide the Purchaser and the Program Agent with a certified report in respect of the foregoing, which shall be in form and scope reasonably satisfactory to the Program Agent and the Purchaser, and (iv) authorize such accounting firm to discuss such affairs, finances, records and accounts with representatives of the Program Agent or the Purchaser and any Permitted Designee; provided, however, that so long as no Event of Termination (or an event which upon the passage of time or notice, or both, would constitute an Event of Termination) shall have occurred or be continuing, such audits shall be limited to one per year and it shall not be obligated to reimburse the Purchaser or the Program Agent for costs or expenses of any single audit which together with the costs and expenses of all other audits of the Distributor or the Seller, as the case may be, under this Section 5.01(g) exceed $7,500 per annum;
     (h) permit and cause each Person to which it delegates any of its duties under the Facility Documents to permit the Purchaser, the Program Agent or any Permitted Designee to, upon reasonable advance notice and during normal business hours, visit and inspect its and such Person’s books, records and accounts relating to the Receivables, the Collections and Related Collections in respect thereto and its and such other Person’s performance under the Facility Documents and to discuss the foregoing with its and such other Person’s officers, partners, employees and accountants, all as often as the Purchaser, the Program Agent, any such Permitted Designee may reasonably request, all at the cost and expense of the requesting party; provided, however, that if under the terms of any agreement with any Person to whom it delegates any of its duties hereunder, only the Seller, such Advisor or the Distributor, as the case may be, is permitted to visit and inspect such Person’s books, records and accounts, it shall at the request of the Program Agent or any Permitted Designee, exercise the rights specified in this Section 5.01(h) on behalf of such requesting parties, as frequently as the terms of any such agreement permit, but in no event less frequently than annually; provided, further, however, that so long as no Event of Termination (or event which with the passage of time, notice or both, would constitute an Event of Termination) shall have occurred and be continuing, such inspections by the Purchaser, the Program Agent or any Permitted Designee shall be limited to no more than two per calendar year;
     (i) promptly, at its expense, execute and deliver to the Program Agent and the Purchaser such further instruments and documents, and take such further action as the Program Agent or the Purchaser may from time to time reasonably request, in order to further carry out the intent and purpose of this Agreement and the other Facility Documents and to establish and protect the rights, interests and remedies created, or intended to be created, hereby and thereby, including, without limitation, the execution, delivery, recordation and filing of financing statements and continuation statements under the UCC of any applicable jurisdiction;
     (j) immediately deliver to the Program Agent copies of all notices, requests, agreements, amendments, supplements, waivers and other documents received or delivered by it under or with respect to any of the Facility Documents or any Selling Agent’s Agreement to the extent that such notices, requests, agreements, supplements, waivers and other documents relate to any matter, change, situation, action or occurrence which gives rise to a reasonable possibility of an Adverse Effect;
     (k) in the event that, notwithstanding the Irrevocable Payment Instructions it shall receive any Collections or Related Collections from any Company or the Transfer Agent, promptly upon its receipt of any such Collections or Related Collections remit the same to the Demand Deposit Account for further credit to the Collection Account and until such funds are so deposited into the Demand Deposit Account, ensure that such amounts are not commingled with any other funds;
     (l) promptly notify the Program Agent and the Purchaser of any material adverse change with respect to its or any of the Seller’s Significant Affiliates’ business, properties (in respect of properties, other than in the ordinary course of business, as conducted on September 30, 2000), condition (financial or otherwise), results of operation or prospects since September 30, 2000;
     (m) promptly furnish to the Program Agent such other information as the Program Agent or the Purchaser may reasonably request;
     (n) subject to its fiduciary obligations, if any, to the Funds and by a change in applicable law after the date of this Agreement, use its best efforts to discourage any change in the Fundamental Investment Objectives in respect of any Fund as set forth in Schedule IV hereto, and, in the event it is unable to use its best efforts as a consequence of its fiduciary obligations to the Funds or by any such applicable law, it shall, prior to taking any action inconsistent with such best efforts, or failing to take the action it could otherwise take: (i) notify the Purchaser and the Program Agent, in writing of the nature of such change, (ii) provide certification by one of its responsible officers that such change is necessary in order to comply with such fiduciary obligations or by such a change in applicable law, and (iii) unless waived by the Program Agent, enter into such undertakings as the Program Agent shall request, in form, scope and substance satisfactory to the Program Agent whereby it will hold the Program Agent and the Purchaser harmless from any and all losses, costs, expenses and damages sustained as a consequence of any such change in Fundamental Investment Objectives, except to the extent (A) such change is required solely by a change in law applicable to such Fund, or (B) to the extent the Purchaser or the Program Agent, as the case may be, is indemnified for such loss pursuant to any other provision of the Facility Documents; provided, that notwithstanding the foregoing, changes in such Fundamental Investment Objectives in respect of any Fund as set forth in Schedule IV hereto may be made with the prior written consent of the Program Agent;
     (o) use its best efforts to cause each Company to comply with all Applicable Law;
     (p) subject to its fiduciary obligations, if any, to the Funds, use its best efforts to obtain the approval of the Board of Trustees of each Company in respect of Shares of each Fund to: (a) annually re-approve the Distribution Plan and the Underwriting Agreement relating to each Fund (if necessary in order to continue payments in respect of the Purchased Receivables relating to each such Fund) and its practices with respect thereto by each Company as of the date of this Agreement, and (b) in the event any of the foregoing shall be terminated with respect to any such Fund, to approve a new distribution plan and distribution agreement between the Distributor and each Company in respect of such Fund so as to permit the continued payments in respect of the Purchased Receivables relating to such Fund as though no such termination had occurred and in the event that it is unable to use its best efforts as a consequence of such fiduciary obligations to the Funds, it shall, prior to taking any action inconsistent with such best efforts, or failing to take any action it could otherwise take: (i) notify the Purchaser and the Program Agent in writing of the nature of such failure to use its best efforts, and (ii) provide certification by a responsible officer of the Seller that such failure to use its best efforts is required in order to comply with such fiduciary obligations;
     (q) provide prompt written notice to the Program Agent of any action by its Board of Trustees, or officers or the Board of Trustees of any Company, to make or propose any modification, amendment or supplement to, or any waiver of any provisions of, or any termination of, any Distribution Plan, any Advisory Agreement, any CDSC arrangement, any Underwriting Agreement, any Prospectus (other than modifications to the Prospectuses which neither affect the CDSC arrangement, the Fundamental Investment Objectives as reflected in Schedule IV hereto or otherwise give rise to a reasonable possibility of an Adverse Effect) or the Fundamental Investment Objectives of any Company with respect thereto, each as in effect on the date of this Agreement (or as hereafter modified, amended, waived or supplemented with the written consent of the Program Agent), or any modification, amendment, supplement or waiver in the amounts payable or actually being paid thereunder in respect of the Receivables, each as in effect on the date of this Agreement, or if a new distribution plan, advisory agreement, contingent deferred sales charge arrangement, prospectus or underwriting agreement is proposed to be approved and entered into, provide the Program Agent with copies of any such proposed modification, amendment, supplement or waiver, as adopted, and a newly adopted distribution plan, contingent deferred sales charge arrangement, advisory agreement or underwriting agreement promptly after such proposal, modification, amendment, supplement, waiver or adoption has been made;
     (r) use its best efforts to keep each Irrevocable Payment Instruction in full force and effect;
     (s) take all action necessary to protect and perfect the Purchaser’s first priority ownership interest in the Purchased Receivables and the Collections in respect thereof, free and clear of all Adverse Claims;
     (t) (i) cause or ensure that all information (other than information prepared by an Unaffiliated Agent) provided in writing to the Purchaser, the Program Agent or any other Person for purposes of or in connection with this Agreement or any other Facility Document or the transactions contemplated hereby or thereby by it, any of its Affiliates, the Transfer Agent, each Sub-transfer Agent, each of its agents, representatives, officers, employees, auditors or counsel (or any other Person at its request, its agents, representatives, officers, employees, auditors or counsel) is, and all such information hereafter provided in writing by any such Person to the Purchaser, the Program Agent or any other Person to be true, correct and complete in all material respects on the date such information is stated or certified and ensure that no information contains, or will contain, any material misrepresentation or any omission to state therein matters necessary to make the statements made therein not misleading in any material respect, and (ii) use its best efforts to cause or ensure that all information provided in writing to the Purchaser, the Program Agent for purposes of or in connection with this Agreement or any other Facility Document or the transactions contemplated hereby or thereby which is prepared by each Unaffiliated Agent is, and all such information hereafter provided in writing to the Purchaser, the Program Agent or any other Person will be true, correct and complete in all material respects on the date such information is stated or certified and use its best efforts to ensure that no such information contains, or will contain, any material misrepresentation or any omission to state therein matters necessary to make the statements made therein not misleading in any material respect;
     (u) in respect of each Advisor, manage each Fund for which it acts as investment advisor in accordance with the fundamental investment objectives and policies in respect of such Fund as reflected in the most current Prospectus for each Fund; and
     (v) cause and ensure that all actions, which the opinion of Ballard Spahr Andrews & Ingersoll, LLP dated on or about the date hereof on certain bankruptcy matters including “true sale” assumes will be taken or not taken by it, will be taken or not taken by it.
     Section 5.02. Negative Covenants of the Seller, the Distributor and each Advisor.
     The Seller, the Distributor and each Advisor covenants and agrees that it shall not:
     (a) permit to exist any Adverse Claims on, or otherwise attempt to transfer any interest in, any Receivables, any Ancillary Rights in respect thereto, the Collections or Related Collections or the Seller’s Class A and C CDSC Portion or any interest in any of the foregoing; provided, however, that in the event that the Purchaser shall determine not to purchase certain Receivables relating to Shares of any Fund or the Seller determines to sell or pledge the

Seller’s Class A and C CDSC Portion, the Seller may transfer all or a portion of its interest in such Receivables and the Ancillary Rights with respect thereto to another Person provided each of the following conditions are met: (1) that such Person, the Program Agent and the Purchaser shall have entered into a mutually satisfactory intercreditor agreement and amendment to the Collection Agency Agreement as contemplated by Section 15(a) thereof, and (2) the Program Agent shall have received such certificates and opinions as it may reasonably request in connection therewith all in form, scope and substance reasonably satisfactory to the Program Agent;
     (b) in respect of the Seller and the Distributor, change its jurisdiction of incorporation from the jurisdiction specified in Section 4.02(d) or 4.03(d), as applicable, or move its principal executive office or the place where it keeps its records concerning the Purchased Receivables from the offices specified in Sections 4.02(d) or 4.03(d) or Schedule VII, as applicable, unless (a) it shall have given to the Program Agent and the Purchaser not less than twenty (20) days prior written notice of its intention to do so, clearly describing the new jurisdiction or new location and (b) it shall have taken such action, satisfactory to the Program Agent and the Purchaser, to maintain the title or ownership of the Purchaser in the Purchased Receivables and the Ancillary Rights with respect thereto at all times fully perfected and in full force and effect;
     (c) without the prior written consent of the Program Agent, amend, waive, terminate or otherwise modify the terms of any Irrevocable Payment Instruction or the Transfer Agreement or take any action inconsistent with any Irrevocable Payment Instruction or the Transfer Agreement; provided, that it may, without the consent of the Program Agent (but with prompt written notice to the Program Agent), amend Schedule I to the Irrevocable Payment Instruction solely to add an Additional Eligible Fund to such Schedule in accordance with Section 2.03;
     (d) until the Program Termination Date, change its operations in a manner which could give rise to a reasonable possibility of an Adverse Effect, without the prior written consent of the Program Agent;
     (e) reflect the Purchased Receivables or Collections in respect thereto as being owned by it or any of its Affiliates;
     (f) upon the occurrence of a Complete Termination (as defined in the Distribution Plan in effect on the date hereof) in respect of Shares of any Fund, directly or indirectly compensate the Distributor or any other Person for any services for which the Service Fee for such terminated Fund were intended to compensate the Distributor;
     (g) (i) cancel, terminate, amend, modify, supplement or waive any term or condition of any Underwriting Agreement, any Distribution Plan, any Advisory Agreement, any Fundamental Investment Objectives, or the CDSC obligations of any holders of Shares of any Fund, each as in effect on the date hereof (or as hereafter modified, amended or supplemented with the written consent of the Program Agent) (other than to permit Free Redemptions as contemplated by the Prospectus of such Fund in effect on the date hereof (or as hereafter modified, amended or supplemented with the written consent of the Program Agent)), except with the prior written consent of the Program Agent; provided, that with respect to the Advisory Agreements, the consent of the Program Agent shall only be required in connection with any such amendment, modification or waiver to the extent the same gives rise to a reasonable possibility of an Adverse Effect, (ii) take any action designed to permit any Company to do so, (iii) undertake any actions that are inconsistent with a program to maintain each Distribution Plan, each CDSC arrangement, any Irrevocable Payment Instruction, each Underwriting Agreement and the practices of any Company in respect thereof, each as in effect on the date hereof (or as hereafter modified, amended or supplemented with the written consent of the Program Agent) in full force and effect as they exist on the date of this Agreement and to maintain good relations with each Company and the Board of Trustees of each Company, or (iv) without limiting the generality of the foregoing, take any action or omit to take any action (other than redemptions of Shares in the ordinary course of business as contemplated by the Prospectus for each Fund in effect on the date of this Agreement) that could with respect to clauses (i), (ii), (iii) or (iv) of this Section 5.02(g), result in either (A) the aggregate Sales Charge paid or payable by any Company in respect of the sales of Shares of any Fund being less than the Maximum Aggregate Sales Charge Allowable (including interest thereon at the Maximum Interest Allowable) which, as of the last date upon which Receivables are purchased by the Purchaser under the Purchase Agreement, is equal to not less than the sum of 6.25% of the total Issue Price of the Shares of such fund sold during such period, plus interest thereon at the prime rate in effect plus one percent (1%) per annum, (B) the amount in clause (A) above accruing less frequently than daily or being payable in installments less frequently than monthly or in amounts which are less on the average than the daily equivalent of         .75% per annum of the average daily Net Asset Value, or (C) otherwise could give rise to a reasonable possibility of an Adverse Effect;
     (h) except as a result of a Permitted Change in Control, or as specifically consented to in writing by the Program Agent: (i) sell or otherwise dispose of all or a substantial portion of its assets, (ii) consolidate with or merge into any other entity, or (iii) acquire all or substantially all of the assets of another Person, if any such actions gives rise to a reasonable possibility of an Adverse Effect;
     (i) permit the record ownership on the records of the Transfer Agent of any Share of any Fund to be in the name of any Sub-transfer Agent’s street account, unless (w) such Sub-transfer Agent for such Omnibus Shares has tracking capabilities, procedures and reporting practices sufficient to allocate Collections and Related Collections in respect of such Omnibus Shares as contemplated by the Allocation Procedures, (x) the Program Agent shall have approved in writing the form of the Sub-transfer Agent Report of such Sub-transfer Agent which sets forth the methodology to be used by such Sub-transfer Agent to allocate Shares as contemplated by the Allocation Procedures, (y) if such Sub-transfer Agent is not a Specified Sub-transfer Agent, such Sub-transfer Agent will, no later than the second (2nd) Business Day following the end of the calendar week in which Shares held in its Omnibus Account are redeemed, remit such CDSCs to the Demand Deposit Account in accordance with the applicable Irrevocable Payment Instruction, and (z) if such Sub-transfer Agent is a Specified Sub-transfer Agent, such Sub-transfer Agent will, no later than the tenth (10th) Business Day of the calendar month next following the calendar month in which the Shares relating to such CDSCs were redeemed, remit all CDSCs in respect of the Omnibus Shares in its related Omnibus Account to the Demand Deposit Account in accordance with the applicable Irrevocable Payment Instruction;

     Section 5.03. Additional Covenants of the Seller.
     The Seller covenants and agrees that it shall:
     (a) keep proper books of record and account in accordance with its normal business practice in which full and appropriate entries shall be made of all dealings or transactions in relation to its business and activities and shall mark its data processing or other records, if any, so as to clearly indicate that the Purchased Receivables and the Ancillary Rights in respect thereto have been sold to the Purchaser;
(b)	furnish to the Program Agent and the Purchaser:

(A)	annually within 150 days after the end of each fiscal year: (i) unaudited consolidated financial statements of the Seller and its respective subsidiaries prepared in accordance with GAAP for such fiscal year, (ii) audited consolidated financial statements of AMVESCAP plc and its respective subsidiaries (including the Seller, each Advisor and the Distributor) prepared in accordance with generally accepted accounting principles in the United Kingdom for such fiscal year, and (iii) unaudited balance sheets of each Advisor and the Distributor if not included in clause (i) above, prepared in accordance with GAAP for such fiscal year and, in any event, an unaudited income statement and balance sheet of each Advisor and the Distributor prepared in accordance with GAAP for such year; and

(B)	promptly upon preparation, copies of the semi-annual unaudited reports and annual audited reports of each Company;
     (c) use the Purchase Prices paid to it on each Purchase Date hereunder solely for the purpose of purchasing Receivables or for reimbursing itself for the purchase price of the Receivables purchased under the Transfer Agreement pursuant to and in accordance with the terms of the Transfer Agreement; provided, that the Seller shall be entitled to retain the profit resulting from any difference between the purchase price paid to the Seller for the Receivables and the purchase price paid by the Seller for the Receivables;
     (d) on the second Business Day following remittance to the Collection Account of the Seller’s Class A and C CDSC Portion, notify the Collection Agent and the Program Agent in writing of the amount thereof by telefax or electronic mail and instruct the Collection Agent to immediately remit such amount to the Seller’s Account;
     (e) treat each transfer of Receivables and the Ancillary Rights with respect thereto pursuant to this Agreement as a sale and not as a secured loan on its financial statements, books and records and tax returns, including without limitation its United States federal income tax returns, except to the extent such treatment is prohibited by a change in Applicable Law after the date hereof;

     (f) cause each other Person acting on its behalf or as its agent to keep such books, records, accounts and other information, as Persons carrying out similar functions typically maintain, so as to verify and document its compliance with its obligations under the Facility Documents; and
     (g) not sell any Receivables to the Purchaser if, as of the Calculation Date relating to the calendar month immediately preceding the Purchase Date upon which such Receivables are to be sold, the Weighted Average Percentage Decline in the Net Asset Value of Shares of all Funds (adjusted for stock splits and excluding declines in the Net Asset Value resulting from the payment of Normal Distributions) from the end of the immediately preceding calendar month shall not be twenty-five percent (25%) or more, unless the aggregate Net Asset Value of Shares of the Funds relating to Purchased Receivables shall thereafter rise to a level of at least seventy-six percent (76%) of the aggregate Net Asset Value of Shares of the Funds as of the Calculation Date immediately preceding the Calculation Date that the condition specified in this clause (g) was not satisfied and was not subsequently complied with.
     Section 5.04. Additional Covenants of the Distributor.
     The Distributor covenants and agrees that it shall:
     (a) use its best efforts to cause each Selling Agent to duly fulfill all obligations on such Selling Agent’s part to be performed under or in connection with this Agreement, the Underwriting Agreements, the Distribution Plans and the other Facility Documents, the non-performance of which gives rise to a reasonable possibility of an Adverse Effect;
     (b) keep proper books of record and account in accordance with its normal business practice in which full and appropriate entries shall be made of all dealings or transactions in relation to its business and activities and shall mark its data processing or other records, if any, so as to clearly indicate that the Purchased Receivables have been sold to the Seller;
     (c) promptly (i) notify the Program Agent in writing of all filings with the SEC, any report on Form N-SAR (or successor form), any registration statement on Form N-1A (or successor form), any prospectus, any statement of additional information or any amendment or supplement to any of the foregoing of each Fund, all proxy statements and all other notices (out of the ordinary course) to shareholders of any Company or any Fund and any other filings (out of the ordinary course) made by any Company in respect of any Fund, and (ii) to the extent the same are not readily obtainable by the Program Agent through the Securities and Exchange Commission’s Electronic Data Gathering, Analysis and Retrieval system or other public on-line sources, deliver to the Program Agent copies of such filings and mailings; and
     (d) treat each transfer of Receivables pursuant to the Transfer Agreement as a sale and not as a secured loan on its financial statements, books and records and tax returns, including without limitation its United States federal income tax returns, except to the extent such treatment is prohibited by a change in Applicable Law after the date hereof;

     (e) ensure that (A) the tracking capabilities of the Distributor, each Company and each Transfer Agent and each Sub-transfer Agent for each Fund are sufficient to: (i) track which Receivables constitute Purchased Receivables and the Shares in respect thereto as contemplated by the Allocation Procedures, and (ii) to allocate Collections and Related Collections in accordance with this Agreement (including the Allocation Procedures) and the Collection Agency Agreement, (B) that all CDSCs are remitted to the Demand Deposit Account in accordance with the Irrevocable Payment Instructions, and (C) the Transfer Agent in respect of each Fund is party to the Irrevocable Payment Instruction with the Company in respect of such Fund;
     (f) exercise on behalf of the Purchaser all of the rights under the Underwriting Agreements, the Distribution Plans, each Irrevocable Payment Instruction, the Transfer Agreement and at law or equity to cause each Company and the Transfer Agent to pay to the Demand Deposit Account for further credit to the Collection Account all amounts due from each Company or the holders of the Shares in respect of the Purchased Receivables in accordance with the applicable Irrevocable Payment Instruction; (ii) assist the Servicer in investigating delinquencies in the payment of Collections by any Company and the Transfer Agent; (iii) respond to inquiries of the Purchaser and the Program Agent relating to the Purchased Receivables and each Company’s and the Transfer Agent’s performance under the Facility Documents; and (iv) assist the Servicer in enforcement of the Purchaser’s rights with respect to the Purchased Receivables and the Ancillary Rights with respect thereto;
     (g) maintain its net capital at such levels as are required by Applicable Law;
     (h) cause each other Person acting on its behalf or as its agent to keep such books, records, accounts and other information, as Persons carrying out similar functions typically maintain, so as to verify and document its compliance with its obligations under the Facility Documents; and
     (i) use its best efforts to cause (a) each Sub-transfer Agent (other than a Specified Sub-transfer Agent), no later than the second (2nd) Business Day following the end of the calendar week in which Shares held in such Sub-transfer Agent’s Omnibus Account are redeemed, to remit such CDSCs to the Demand Deposit Account in accordance with the applicable Irrevocable Payment Instruction, and (b) each Specified Sub-transfer Agent, no later than the tenth (10th) Business Day of the calendar month next following the calendar month in which the Shares relating to such CDSCs were redeemed, to remit all CDSCs in respect of the Omnibus Shares in such Sub-transfer Agent’s Omnibus Account to the Demand Deposit Account in accordance with the applicable Irrevocable Payment Instruction.
ARTICLE VI
EVENTS OF TERMINATION
     Section 6.01. Events of Termination.
     If any of the following events (each an “Event of Termination”) shall occur:
     (a) the Distributor, the Seller (as Servicer or otherwise), any Advisor, the Transfer Agent, any Sub-transfer Agent or any Company shall fail to make or cause to be made in the manner and when due any payment or deposit to be made or to be caused to be made by it under this Agreement or any of the other Facility Documents and such failure shall continue for three (3) Business Days; or
     (b) the Distributor, the Seller (as Servicer or otherwise), any Advisor, the Transfer Agent or any Sub-transfer Agent shall fail to perform or observe any covenant or agreement on its part to be performed or observed under any Facility Document (other than those described in clause (a) of this Section 6.01) and such failure shall continue for three (3) Business Days; provided, that in respect of any Sub-transfer Agent such failure gives rise to a reasonable possibility of an Adverse Effect; or
     (c) (i) any representation or warranty made or deemed made by the Distributor, the Seller (as Servicer or otherwise), any Advisor (or any of their respective officers) under or in connection with any Facility Document shall have been incorrect in any material respect when made or deemed made, or (ii) any Purchaser Report, Transfer Agent Report, Sub-transfer Agent Report (including without limitation any Transfer Agent Report or Sub-transfer Agent Report prepared by any Unaffiliated Agent) or any other statement, certificate or report delivered by or on behalf of the Distributor or the Seller (as Servicer or otherwise) in connection with this Agreement or any other Facility Document, shall have been false, incorrect or misleading in any material respect when delivered; or
     (d) the Seller, any Advisor or any of their Significant Affiliates shall fail to pay, any amount in respect of any of its Debt in excess of $10,000,000, when the same becomes due and payable, or there shall occur any default by the Seller, any Advisor or any such Significant Affiliate which results or could result in any of its Debt in excess of $10,000,000 being declared due and payable prior to its stated maturity date or due date; or
     (e) (i) the Purchaser shall cease to have a 100% undivided ownership interest in any Purchased Receivable, the Ancillary Rights with respect thereto and the Collections in respect thereto, free and clear of any Adverse Claim, or (ii) any purchase of Receivables and the Collections in respect thereto by the Seller pursuant to the Transfer Agreement or the Purchaser pursuant to this Agreement shall for any reason not constitute a True Sale thereof; or
     (f) (i) the Seller, any Advisor or any of their Significant Affiliates shall generally not pay its Debts as such Debts become due, or shall admit in writing its inability to pay its Debts generally, or shall make a general assignment for the benefit of creditors or in the case of the Distributor, the Distributor shall otherwise become “insolvent” within the meaning of SIPA; or (ii) any proceeding shall be instituted by or against the Seller, any Advisor or any such Significant Affiliate seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its Debts under any Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of fifteen (15) days; or (iii) any of the actions sought in any proceeding described in (ii) above (including an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or (iv) the Seller, any Advisor or any such Significant Affiliate shall take any action to authorize any of the actions set forth above in this Section 6.01(f); or
     (g) there shall have occurred any material adverse change in (i) the financial condition of the Seller, the Distributor, any Advisor or each Company since September 30, 2000; or (ii) the Seller’s, the Distributor’s or each Company’s operations as they relate to their respective abilities to perform their obligations under any Facility Document, or which gives rise to a reasonable possibility of an Adverse Effect; or
     (h) any Underwriting Agreement, any Advisory Agreement, any Distribution Plan, any Fundamental Investment Objectives, the CDSC arrangements applicable to holders of Shares of any Fund or the terms of any Conversion Feature in respect of any Share of any Fund, each as in effect on the date of this Agreement (or as hereafter modified, amended, waived or supplemented with the written consent of the Program Agent), shall be amended, waived, supplemented or modified, in a manner or by any means (including a change in Applicable Law) which, in the reasonable opinion of the Program Agent, could give rise to a reasonable possibility of an Adverse Effect, including, but not limited to (a) any change which could result in the aggregate Sales Charge paid or payable by the applicable Company in respect of the Shares of such Fund being less than the Maximum Aggregate Sales Charge Allowable as of the date hereof or (b) any change to or modification or waiver of the CDSC arrangements or Conversion Feature arrangements in respect of Shares of such Fund as in effect on the date of this Agreement (or as hereafter modified, amended or supplemented with the written consent of the Program Agent), or (c) any change in the Fundamental Investment Objectives as reflected in Schedule IV hereto in respect of Shares of any Fund; or
     (i) any Underwriting Agreement, any Distribution Plan, any Advisory Agreement or any CDSC arrangement applicable to holders of Shares of any Fund, in each case as in effect on the date of this Agreement (or as hereafter modified, amended, waived or supplemented with the written consent of the Program Agent), shall be terminated, no longer enforceable, or be otherwise ineffective, in whole or in part, for any reason, whether voluntarily or involuntarily, including without limitation by any Authority or as a result of any change in Applicable Law, unless (x) in respect of the applicable Fund a replacement Underwriting Agreement, Distribution Plan or Advisory Agreement, as the case may be, has become effective and which has terms, in the reasonable opinion of the Program Agent at least as favorable to the Distributor, the applicable Advisor and the Purchaser, as the Underwriting Agreement, the Distribution Plan or the Advisory Agreement, as the case may be, each as in effect on the date of this Agreement (or as hereafter modified, amended or supplemented with the written consent of the Program Agent), including, without limitation, in respect of the timing and amount payable in respect of the Purchased Receivables relating to such Fund as described in clause (h) above, and (y) no reasonable possibility of an Adverse Effect shall arise as a result thereof; or
     (j) except as a result of a Permitted Change in Control, the Seller shall cease to own directly or indirectly a majority of the issued and outstanding stock and a majority of the voting securities of the Distributor; or

     (k) the Securities Investor Protection Corporation, established under SIPA, shall have applied for a protective decree against the Distributor and the Distributor shall have failed to obtain a dismissal of such application within thirty (30) days after such application; or
     (l) the SEC shall have revoked the broker/dealer registration of the Distributor; or
     (m) the Distributor shall have failed to meet the minimum capital requirements prescribed from time to time by Rule 15c3-1 under the Exchange Act and such failure is not cured within thirty (30) days after such failure, it being understood that a determination by a relevant Authority shall not be deemed conclusive evidence of such failure so long as the Distributor is diligently contesting such determination in good faith by appropriate proceedings; or
     (n) the SEC or any other Authority shall have modified or terminated or shall propose to modify, revoke, repeal or terminate Rule 12b-1 of the Investment Company Act or the Conduct Rules in a manner which gives rise to a reasonable possibility of an Adverse Effect; or
     (o) the Distributor shall cease to be registered as a broker/dealer under the Exchange Act and with the NASD or any Advisor shall cease to be registered as an investment advisor under the Investment Advisers Act; or
     (p) any Company, any Transfer Agent or any Sub-transfer Agent shall fail to make or cause to be made in a timely manner any payment or deposit required to be made under any Distribution Plan, Underwriting Agreement or any Irrevocable Payment Instruction, or any Company or the Transfer Agent shall fail to withhold from redemption proceeds paid to any holder of a Share any CDSCs required to be withheld and remit such funds to the Demand Deposit Account for further credit to the Collection Account in accordance with any Irrevocable Payment Instruction and such failure shall continue for three (3) Business Days, or any such Person shall be prevented by any Authority or by any Applicable Law from doing so or any Company, the Transfer Agent or Sub-transfer Agent shall so assert in writing; or
     (q) each Company shall be required by any Authority or any Applicable Law to suspend the sale of Shares of any Fund under circumstances that gives rise to a reasonable possibility of an Adverse Effect; or
     (r) each Company shall cease to regularly offer Shares of any Fund to the public under circumstances that gives rise to a reasonable possibility of an Adverse Effect; or
     (s) except as a result of a Permitted Change in Control, either AAI or IFG, as the case may be (or any successor advisor resulting from a Permitted Change in Control) shall cease to act as the investment advisor of any Fund under the applicable Advisory Agreement; or
     (t) except as a result of a Permitted Change in Control or as specifically consented to in writing by the Program Agent, the Seller, any Advisor or the Distributor, as the case may be, shall (i) sell or otherwise dispose of all or a substantial portion of its assets, (ii) consolidate with or merge into any other entity, or (iii) acquire all or substantially all of the assets of another Person, unless the assets acquired are less than twenty-five percent (25%) of the assets of the Seller, such Advisor or the Distributor, as the case may be;
then in respect of any occurrence of any such event, the Program Agent may in respect of each such occurrence, by notice to the Seller to be given within ninety (90) days of the Program Agent’s receipt of notice of occurrence of each such event, declare the Termination Date to have occurred (in which case the Termination Date shall be deemed to have occurred); provided, that, upon the occurrence of any event (without any requirement for the giving of notice) described in subsection (f) or (k) of this Section 6.01, the Termination Date shall be deemed automatically to have occurred. Notwithstanding the foregoing, if an Event of Termination shall have occurred as a result of a breach of Section 4.01(k) or Section 5.01(t) and such breach relates solely to the information prepared by a Sub-transfer Agent that constitutes an Unaffiliated Agent (the “Affected Sub-transfer Agent”), then (i) the Purchaser and the Program Agent, at the request of the Seller, hereby agree to negotiate in good faith to amend this Agreement, the Collection Agency Agreement and the Allocation Procedures to the extent necessary so as to permit the continued purchase of Receivables which do not relate to such Affected Sub-transfer Agent, and (ii) the Program Agent agrees that it shall not declare the Termination Date to have occurred as a result of any such breach if either (A) the amendments referred to in clause (i) above have been agreed upon by the Program Agent and the Seller within thirty (30) days after the Seller has knowledge of any such breach, or (B) the Seller shall have demonstrated to the reasonable satisfaction of the Program Agent (to be evidenced by written confirmation from the Program Agent), within thirty (30) days after the Seller has knowledge of any such breach, that the systems, procedures and/or reporting practices of the Affected Sub-transfer Agent have been modified so as to avoid further breaches relating to the information to be prepared by such Affected Sub-transfer Agent.
ARTICLE VII
THE PROGRAM AGENT
     Section 7.01. Authorization and Action.
     The Purchaser hereby irrevocably appoints and authorizes the Program Agent to take such action as agent on its behalf and to exercise such powers under this Agreement, and the other Facility Documents as are delegated to the Program Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement or the other Facility Documents, the Program Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Purchaser; provided, however, that the Program Agent shall not be required to take any action which exposes the Program Agent to personal liability or which is contrary to this Agreement, the other Program Documents or Applicable Law.
     Section 7.02. Program Agent’s Reliance, Etc.
     Neither the Program Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or any of the other Program Documents, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Program Agent: (i) may consult with legal counsel (including counsel for the Seller, the Distributor or any Advisor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to the Purchaser and shall not be responsible to the Purchaser for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or the other Program Documents; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Program Documents on the part of the Seller (as Servicer or otherwise), the Distributor or any Advisor or to inspect the property (including the books and records) of the Seller, the Distributor or any Advisor; (iv) shall not be responsible to the Purchaser for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Program Documents or any other instrument or document furnished pursuant hereto or thereto; and (v) shall incur no liability under or in respect of this Agreement or any other Program Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex or as otherwise specified in Section 9.03) believed by it to be genuine and signed or sent by the proper party or parties.
     Section 7.03. Indemnification.
     The Purchaser agrees to indemnify the Program Agent (to the extent not reimbursed by or on behalf of the Seller) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Program Agent in any way relating to or arising out of this Agreement or any other Program Document or any action taken or omitted by the Program Agent under this Agreement or any other Program Document; provided, that the Purchaser shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Program Agent. Without limitation of the foregoing, the Purchaser agrees to reimburse the Program Agent promptly upon demand for any out-of-pocket expenses (including counsel fees) incurred by the Program Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) or legal advice in respect of rights or responsibilities under this Agreement or the other Program Documents, to the extent that the Program Agent is not reimbursed for such expenses by or on behalf of the Seller.
     Section 7.04. Rights of the Program Agent.
     The Seller hereby agrees that the Program Agent is hereby authorized to deliver an Allocation Notice to the Collection Agent (i) upon the occurrence of any Event of Termination (or event which with the passage of time or notice, or both, would constitute an Event of Termination) which relates to the Seller, the Distributor, any Advisor or any Significant Affiliate, or (ii) at any time that the Program Agent in its sole discretion believes that the event contemplated in Section 6.01(f) could occur in respect of the Seller, the Distributor, any Advisor or any of their Significant Affiliates.

ARTICLE VIII
     Section 8.01. Undertakings; Payment of Damages.
     The Seller hereby irrevocably and unconditionally agrees for the benefit of (i) the Purchaser and the Program Agent, and (ii) in respect of the obligations of the Distributor, the Transfer Agent and each Advisor under the Facility Documents to cause the Distributor, the Transfer Agent and each Advisor to perform and punctually and completely carry out each and every covenant of the Distributor, such Advisor and the Transfer Agent under this Agreement, the Transfer Agreement, the Servicing Agreement and each other Facility Document in accordance with the terms thereof.
     Section 8.02. Agreement Not Affected.
     The Purchaser and the Program Agent may proceed to exercise any right or remedy which it might have pursuant to this Article VIII without regard to any actions or omissions of the Purchaser, the Program Agent or any other Person. The validity of this Article VIII shall not be affected by any action or inaction which may be taken under or in respect of any Program Document. The Purchaser and the Program Agent at its option may proceed in the first instance against the Seller to obtain a remedy under any Program Document in the amount and in the manner set forth in such Program Document, without being obliged to resort first to any claim or action against the Distributor, any Advisor or the Transfer Agent.
     Section 8.03. Waiver of Notice; No Offset; No Subrogation.
     The Seller hereby waives any and all notices or demands to which it may otherwise be entitled in connection with the pursuit of any remedy hereunder, under any other Facility Document or, to the extent permitted under Applicable Law; provided, that this sentence shall not constitute a waiver on behalf of the Distributor, any Advisor or the Transfer Agent of any notice or demand to which the Distributor, any Advisor or the Transfer Agent is entitled under the Facility Documents. The obligations of the Seller under this Article VIII shall not be subject to any defense, counterclaim or right of offset which the Seller, the Distributor, any Advisor or any other Person has or may have against the Purchaser, the Program Agent or any other Person, whether in respect of this Agreement, any other Facility Document, any Purchased Receivables or otherwise, but nothing herein shall limit the right of the Seller to pursue any claim in a separate action.
ARTICLE IX
MISCELLANEOUS
     Section 9.01. No Waiver; Modifications in Writing.
     No failure or delay on the part of the Program Agent or the Purchaser exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Program Agent and the Purchaser, at law or in equity. No amendment, modification, supplement, termination or waiver of this Agreement shall be effective unless the same shall be in writing and signed by each of the parties hereto. Any waiver of any provision of this Agreement, and any consent to any departure by any party to this Agreement from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on any party to this Agreement in any case shall entitle the Seller, any Advisor or the Distributor to any other or further notice or demand in similar or other circumstances.
          Section 9.02. Payment.
          Unless otherwise provided herein, whenever any payment to be made hereunder shall be due on a non-Business Day, such payment shall be made on the next succeeding Business Day. All amounts owing and payable by the Seller, any Advisor or the Distributor to the Purchaser or the Program Agent under this Agreement shall be paid in immediately available funds without counterclaim, setoff, deduction, defense, abatement, suspension or deferment, but nothing herein shall limit the right of the Seller, any Advisor or the Distributor to pursue any claim in a separate action. Each of the Seller, any Advisor and the Distributor hereby agrees to pay interest on any amounts payable by it under this Agreement, which shall not be paid in full when due, for the period commencing on the due date thereof until, but not including, the date the same is paid in full at the Post-Default Rate. For purposes of calculating the Post-Default Rate Interest, any amount received by or on behalf of the Purchaser or the Program Agent after 3:00 p.m. (New York City time) shall be deemed to have been received on the next succeeding Business Day.
          Section 9.03. Notices, Etc.
          (a) Except as expressly provided in this Agreement, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by registered, certified or express mail, postage prepaid, or by prepaid telegram (with messenger delivery specified in the case of a telegram), or by telecopier, or by prepaid courier service. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 9.03, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telecopier numbers) indicated below:
If to the Purchaser:

Citibank, N.A.
Global Securitized Markets
388 Greenwich Street, 19th Floor
New York, New York 10013
Attention: Mr. Joseph Diamente, B Share Servicing
Telephone No.: (212) 816-0497
Facsimile No.: (212) 816-0336

If to the Program Agent:

Citicorp North America, Inc.
Global Securitized Markets
388 Greenwich Street, 19th Floor
New York, New York 10013
Attention: Mr. Joseph Diamente, B Share Servicing
Telephone No.: (212) 816-0497
Facsimile No.: (212) 816-0336

With a copy to:	Citicorp North America, Inc.
Global Securitized Markets
450 Mamaroneck Avenue
Harrison, New York 10528
Attention: B Share Servicing
Telephone No.: (914) 899-7137
Facsimile No.: (914) 899-7903

If to the Seller:

A I M Management Group Inc.
11 Greenway Plaza
Suite 100
Houston, Texas 77046
Attention: Controller
Telephone No.: (713) 626-1919
Facsimile No.: (713) 871-9348

With a copy to:

11 Greenway Plaza
Suite 100
Houston, Texas 77046
Attention: General Counsel
Telephone No.: (713) 626-1919
Facsimile No.: (713) 993-9185

If to the Distributor:

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, Texas 77046
Attention: General Counsel
Telephone No.: (713) 626-1919
Facsimile No.: (713) 993-9185

With a copy to:

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, Texas 77046
Attention: Controller
Telephone No.: (713) 626-1919
Facsimile No.: (713) 871-9348

If to AAI:

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046
Attention: Controller
Telephone No.: (713) 626-1919
Facsimile No.: (713) 871-9348

With a copy to:

11 Greenway Plaza
Suite 100
Houston, TX 77046
Attention: Controller
Telephone No.: (713) 626-1919
Facsimile No.: (713) 871-9348

If to IFG:

INVESCO Funds Group, Inc.
7800 East Union Avenue
Mail Stop 201
Denver, Colorado 80237
Attention: Ronald L. Grooms
Telephone No.: (303) 930-6267
Facsimile No.: (303) 930-6307

With a copy to:

A I M Management Group Inc.
11 Greenway Plaza
Suite 100
Houston, Texas 77046
Attention: Controller
Telephone No.: (713) 626-1919
Facsimile No.: (713) 871-9348

A I M Management Group Inc.
11 Greenway Plaza
Suite 100

Houston, Texas 77046
Attention: General Counsel
Telephone No.: (713) 626-1919
Facsimile No.: (713) 993-9185
          (b) All notices, demands, consents, requests and other communications to be sent or delivered hereunder shall be deemed to be given or become effective for all purposes of this Agreement as follows: (a) when delivered in person, when given; (b) when sent by mail, when received by the Person to whom it is given, unless it is mailed by registered, certified or express mail, in which case it shall be deemed given or effective on the earlier of the date of receipt or refusal; and (c) when sent by telegram, telecopy or other form of rapid transmission shall be deemed to be given or effective when receipt of such transmission is acknowledged.
          Section 9.04. Costs and Expenses; Indemnification.
          (a) Regardless of whether or not any of the transactions contemplated hereby are actually consummated, the Seller agrees to promptly pay on demand (i) all reasonable costs and expenses in connection with the administration and any modification, amendment and waiver of this Agreement, the Transfer Agreement, the Servicing Agreement and the other Facility Documents, provided, however, that the Program Agent agrees to pay the reasonable costs associated with any amendment or modification of the Facility Documents, if such amendment or modification is made upon the request of the Program Agent, unless such amendment or modification is required or is requested as a result of a breach by, or by a change in circumstances relating to, the Seller, the Distributor, any Advisor, any of their Affiliates, any Transfer Agent, any Sub-transfer Agent, any Company or any Fund or as a result of any Event of Termination (or event which with the giving of notice or the lapse of time, or both, would constitute an Event of Termination), (ii) all costs and expenses incurred in connection with the enforcement of, or preservation of, any rights under this Agreement, the Transfer Agreement, the Servicing Agreement and the other Facility Documents, (iii) subject to Section 5.01(g), all actuarial fees, UCC filing fees and periodic auditing expenses in connection with the transactions contemplated by this Agreement, the Transfer Agreement, the Servicing Agreement and the other Facility Documents, and (iv) all reasonable fees and disbursements of counsel in connection with the foregoing.
          (b) Indemnification. The Seller agrees to indemnify and hold harmless the Purchaser (including without limitation any Transferee), the Program Agent, and each of their respective Affiliates and the respective officers, directors, employees, agents, advisors of, and any Person controlling any of, the foregoing (each, an “Indemnified Party”) from and against any and all damages, losses, liabilities, expenses, obligations, penalties, actions, suits, judgments and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) (collectively the “Liabilities”) that are incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (and regardless of whether or not any such transactions are consummated) any of the transactions contemplated by the Facility Documents, including without limitation, any one or more of following:

     (i) the execution, delivery, enforcement, performance, administration of, or otherwise arising out of or incurred in connection with this Agreement, the Transfer Agreement, the Servicing Agreement, any Irrevocable Payment Instruction or any other Facility Document;
     (ii) preparation for a defense of, any investigation, litigation or proceeding arising out of this Agreement or any other Facility Documents or the transactions contemplated hereby or thereby ; provided, however, that the Seller’s obligation under this Section 9.04(b)(ii) to indemnify any Indemnified Party in respect of any Liability described in this clause (ii) shall be limited, solely in respect of costs and expenses incurred in the preparation of any such defense during the period prior to the date that any service of process (whether as a party, as a witness or otherwise) is made on such Indemnified Party (or any other Person with custody over the Purchased Receivables, the Collections or Proceeds thereof) in respect thereof, to $100,000 in respect of such costs and expenses of such Indemnified Party relating to any single investigation, litigation or proceeding and to $200,000 in respect of all such costs and expenses of such Indemnified Party, incurred during any twelve month period, relating to all to such investigations, litigations or proceedings;
     (iii) any failure or alleged (by Persons other than the Indemnified Party) failure by the Distributor, the Seller (as Servicer or otherwise) or any Advisor to perform any of its obligations, covenants, or agreement contained in any Facility Documents to which it is a party promptly and fully;
     (iv) any representation or warranty made or deemed made by the Distributor, the Seller (as Servicer or otherwise) or any Advisor, contained in this Agreement or any Facility Documents or in any certificate, written statement or report (including without limitation each Purchase Report, each Transfer Agent Report and each Sub-transfer Agent Report) delivered by or on behalf of any such Person in connection herewith or therewith is, or is alleged (by Persons other than the Indemnified Party) to have been false or misleading in any respect when made or any information (including without limitation any Sub-transfer Agent Report or any Transfer Agent Report) prepared or provided by the Seller, the Distributor, any Advisor, any of their Affiliates, any Sub-transfer Agent, Transfer Agent or by any other Person (including, without limitation, any Unaffiliated Agent) to the Purchaser or the Program Agent in writing for purposes of or in connection with any Facility Document shall fail to be true, correct and complete in all material respects on the date such information is stated or certified or any such information shall contain any material misrepresentation or any omission to state therein matters necessary to make the statements made therein not misleading in any material respect;
     (v) any failure by the Distributor, the Seller (as Servicer or otherwise) or any Advisor to comply promptly and fully with any Applicable Law or any contractual obligation binding upon it;

     (vi) any failure of any transfer of Receivables by the Distributor to the Seller under the Transfer Agreement or any failure of any transfer of Receivables by the Seller to the initial Purchaser under this Agreement to constitute a True Sale;
     (vii) any failure to vest in the Purchaser a first priority perfected ownership interest in the Purchased Receivables, the Ancillary Rights with respect thereto and the Collections related thereto free and clear of all Adverse Claims or any commingling of Collections with any other funds;
     (viii) any action or omission, not expressly required or contemplated to occur by the Facility Documents by the Distributor, the Seller (as Servicer or otherwise) or any Advisor, which has the effect of reducing or impairing the rights of the Purchaser or the Program Agent with respect to the Purchased Receivables and the Collections related thereto or under any Facility Document or which otherwise gives rise to an Adverse Effect;
     (ix) any failure by the Distributor, the Seller (as Servicer or otherwise) or any Advisor, to make or cause to be made in the manner and when due any payment or deposit required to be paid by such party pursuant to any Facility Document or any failure of any Sub-transfer Agent to remit all CDSCs in respect of Omnibus Shares in its related Omnibus Account to the Demand Deposit Account as and when specified in the Irrevocable Payment Instruction;
     (x) any failure of any Distribution Plan, any Irrevocable Payment Instruction, any Underwriting Agreement or any other Facility Document to comply with any Applicable Law, unless such failure results from the failure of the Program Agent to, at the written request of the Seller (which written request shall specify that such amendment is required for such document to comply with Applicable Law), consent to an amendment to any such document which could not give rise to a reasonable possibility of an Adverse Effect and which is necessary in order for such document to comply with the Applicable Law;
     (xi) the execution, delivery, enforcement, performance, administration of, any Selling Agent’s Agreement, the failure or alleged failure (by Persons other than the Indemnified Party) of any Selling Agent to perform its obligations under any Selling Agent’s Agreement to which it is a party, any representation or warranty made by any Selling Agent is, or is alleged (by Persons other than the Indemnified Party) to have been false or misleading in any respect when made or deemed made, the failure of any Selling Agent to comply promptly and fully with Applicable Law, or any other action or omission by any Selling Agent not expressly required or contemplated to occur by the Program Documents;
     (xii) if on any Purchase Date any condition precedent set forth in Article III of this Agreement shall not have been fully satisfied;
     (xiii) any proceeding by or against the Distributor, the Seller (as Servicer or otherwise) or any Advisor seeking to adjudicate such Person, bankrupt or insolvent, or seeking liquidation, winding up, administration, reorganization, arrangement, adjustment, protection, relief, or composition of such Person or the debts of such Person under any Law relating to bankruptcy, insolvency, liquidation, administration, reorganization or relief of debtors or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian, administrator, liquidator, or other similar official for such Person or for a substantial part of such Person’s property;
     (xiv) any change in Applicable Law after May 2, 1995 which causes any of the representations and warranties of the Distributor or the Seller (as Servicer or otherwise) set forth herein or in any Facility Document to no longer be true and correct as though such representation or warranty had been made on the date of such change in Applicable Law or which alters the obligations of the Distributor, the Seller (as Servicer or otherwise), any Advisor or any Company as set forth in the Facility Documents other than in each case (i) a change in Law applicable on an industry wide basis resulting in a Complete Termination of the Distribution Plan of any Fund, or (ii) a reduction in the Maximum Aggregate Sales Charge Allowable or in the annual limitation on the amount payable by any Company in respect of the Sales Charge in respect of the Receivables relating to any Fund resulting solely from a change in Law applicable on an industry wide basis;
     (xv) the adoption by any Company or any Fund of a Liquidation Plan;
     (xvi) any amendment to the Prospectus in respect of a Fund in effect on the date hereof which changes the computation or timing of the CDSC or the rights of the Distributor in respect thereof;
     (xvii) Free Redemptions in excess of the Annual Redemption Threshold, it being understood that the amount payable in respect of this clause from and after the first day upon which the Annual Redemption Threshold has been met, shall be an amount equal to the CDSCs that would have been payable upon the redemption of each Share relating to a Purchased Receivable had each such excess redemption not constituted a Free Redemption and shall be paid in arrears on each Monthly Settlement Date);
     (xviii) any Adverse Claim in respect of the Receivables or the Collections; and
     (xix) the Seller’s Class A and C CDSC Portion being remitted to the Demand Deposit Account or the Collection Account, including without limitation, the Seller’s failure to properly identify such amounts.
provided, however, that the Seller shall not be required to indemnify any Indemnified Party in respect of any Liability to the extent such Liability: (I) is found in a final, non-appealable judgment by a court of competent jurisdiction or is agreed in writing by the Indemnified Party to have resulted directly and primarily from one or more of the following (A) such Indemnified Party’s gross negligence or willful misconduct, or (B) the Purchased Receivables proving to be uncollectible or, for the avoidance of doubt, being payable in an amount less than expected as a result of changes in the Net Asset Value of the Shares, except to the extent that such uncollectibility or reduction in the amount payable is attributable to what would not have occurred but for any one or more of the events described in clauses (i) through (xix); (II) constitutes a liability arising out of a Take-out Transaction, except to the extent such Liability is attributable to or would not have occurred but for any one or more of the events described in clauses (i) through (xix) above; or (III) constitutes consequential damages, it being understood that the limitation set forth in clause (III) of this Section 9.04(b) is not intended to preclude any Transferee from being the beneficiary of, or from having the same rights to indemnification under this Section 9.04(b) that such Transferee would have as Purchaser if it were the signatory to this Agreement and the other Facility Documents to which the Purchaser is a party.
          (c) Without prejudice to the survival of any other agreement of the Seller hereunder, the agreement and obligations of the Seller contained in this Section 9.04 shall survive the termination of this Agreement.
          Section 9.05. Taxes.
          (a) Any and all payments by the Distributor, the Seller, any Advisor, the Transfer Agent or any Company under this Agreement, the Transfer Agreement, the Purchase Agreement, any Irrevocable Payment Instruction or any other Facility Document shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, taxes imposed on the recipient’s income, and franchise taxes imposed on the recipient, by (i) the United States federal government, (ii) the jurisdiction under the laws of which the recipient is organized or any political subdivision thereof, (iii) by the jurisdiction in which is located the principal executive office of the recipient or any political subdivision thereof or (iv) by any other jurisdiction which asserts the authority to impose such tax on the basis of contacts the recipient maintains with such jurisdiction other than the contacts arising out of the transactions contemplated hereby (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as “Taxes”). If the Distributor, the Seller, any Advisor, the Transfer Agent or any Company shall be required by Law to deduct any Taxes from or in respect of any sum payable hereunder or under any other Facility Document, (i) the sum payable hereunder or thereunder shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 9.05) the recipient receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Distributor, the Seller, any Advisor, the Transfer Agent or any Company shall make such deductions and (iii) the Seller shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with Applicable Law.
          (b) In addition, the Seller agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any transfer of Receivables in connection herewith or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Transfer Agreement or any other Facility Document other than any such Tax imposed in respect of a Take-out Transaction (hereinafter referred to as “Other Taxes”).

          (c) The Seller will indemnify the Program Agent and the Purchaser for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 9.05) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted, so long as there is a reasonable basis for the assertion of such Taxes or Other Taxes. This indemnification shall be made within 30 days from the date the Program Agent or the Purchaser makes written demand therefor to the Seller.
          (d) Within thirty (30) days after the date of any payment of Taxes, the Seller will furnish to the Purchaser and the Program Agent the original or a certified copy of a receipt evidencing payment thereof.
          (e) Unless the Seller, the Distributor or the applicable Advisor, as the case may be, shall have assumed responsibility for contesting a Tax or Other Tax described in paragraph (c) of this Section 9.05 as provided in the next sentence, the Purchaser may, but shall have no obligation to contest, settle or compromise such Tax or Other Tax. The Seller, the Distributor or the applicable Advisor, as the case may be, may pursue, at its sole cost and expense, such lawful rights as are available at law to contest any Tax or Other Tax asserted against the Purchaser or the Program Agent provided: (i) the Seller, the Distributor or the applicable Advisor, as the case may be, has assumed responsibility for such contest and the Seller has conceded in writing its responsibility to indemnify the Purchaser or the Program Agent, as the case may be, in accordance with this Section, for the full amount of such Tax or Other Tax; (ii) such contest is conducted in a manner which does not result in a Lien on the Receivables and if the manner of contest does not defer the obligation to pay the Tax or Other Tax, the Seller shall pay such Tax or Other Tax when due, subject to the right to recover such Tax or Other Tax if the contest is successful, (iii) to the extent not covered by Section 9.04(b), the Seller shall have provided to the Purchaser or the Program Agent, as the case may be, such undertakings as the Purchaser or the Program Agent, as the case may be, shall request, in form and substance satisfactory to the Purchaser, or the Program Agent, as the case may be, whereby the Seller agrees to hold the Purchaser or the Program Agent, as the case may be, harmless from any and all liabilities, costs and expenses which may arise as a consequence of such contest; (iv) the Seller shall have furnished the Purchaser or the Program Agent, as the case may be, with an opinion, in form and scope reasonably satisfactory to the Purchaser or the Program Agent, as the case may be, of counsel reasonably satisfactory to the Purchaser or the Program Agent, as the case may be, that there is a meritorious basis for such contest; (v) the contest of such Tax or Other Tax may be conducted in a manner which does not affect the liability of the Purchaser or the Program Agent, as the case may be, for any tax not indemnified by Seller; (vi) the contest of such Tax or Other Tax can be separated from any contest of any other tax in respect of which the Seller has not indemnified Purchaser or the Program Agent, as the case may be, without prejudicing the Purchaser’s or the Program Agent’s, as the case may be, ability to deal with or otherwise contest such other liability; and (vii) the Purchaser or the Program Agent, as the case may be, has not waived its right to indemnification by the Seller in respect of such Tax or Other Tax. The Seller shall keep the Purchaser or the Program Agent, as the case may be, fully advised on a current basis concerning any such contest, and, without limiting the foregoing: (a) the Seller shall give the Purchaser or the Program Agent, as the case may be, reasonable notice of and a reasonable opportunity to be present in person or by counsel at any proceeding in connection therewith; (b) the Seller shall give the Purchaser or the Program Agent, as the case may be, notice of any proposed filings or papers to be served or filed by the Seller in connection with any such proceedings and a reasonable opportunity to comment upon them; and (c) the Seller shall promptly supply the Purchaser or the Program Agent, as the case may be, with copies of any filings or papers served upon the Seller in connection with such proceedings; it being understood that the Purchaser or the Program Agent, as the case may be, shall bear its own costs incurred in connection with any participation by the Purchaser or the Program Agent, as the case may be, or its counsel in the contest as contemplated by this sentence.
          (f) In the event the Seller shall pay a Tax or Other Tax pursuant to this Section 9.05 and all or a portion of such Tax or Other Tax previously paid by Seller is later refunded by the applicable Taxing Authority the recipient of such refund shall pay to the Seller the portion of such refund which relates to the amount previously paid by the Seller.
          (g) Without prejudice to the survival of any other agreement of the Seller hereunder, the agreements and obligations of the Seller contained in this Section 9.05 shall survive the termination of this Agreement.
          Section 9.06. Execution in Counterparts.
          This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.
          Section 9.07. Binding Effect; Assignment.
          This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. Except as a result of a Permitted Change in Control, neither the Seller, the Distributor nor any Advisor shall assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, or by operation of law or otherwise) without the Program Agent’s and the Purchaser’s prior written consent. This Agreement and the Program Agent’s and the Purchaser’s rights herein (including without limitation in respect of the Purchased Receivables, the Collections and the Ancillary Rights with respect thereto) shall be assignable, in whole or in part, by the Purchaser and the Program Agent and their respective successors and assigns; provided, however, that in connection with any proposed Take-out Transaction, prior to distributing to potential investors any offering materials which contain information describing the Seller, any Advisor, the Distributor or any of their respective Affiliates, the Program Agent shall give the Seller a reasonable opportunity to review and comment upon such portion of such materials. Unless the Purchaser reasonably determines that disclosure is required in order to comply with Law applicable to such Take-out Transaction, the Purchaser shall not make any disclosure which the Seller reasonably identifies in its comments pursuant to the preceding sentence as material, non-public information concerning the Seller or any of its Affiliates, the release of which would have a material adverse consequence to the Seller or any of its Affiliates (the “Prohibited Financial Information”); provided, however, that in connection with the initial offering of any securities in a Take-out Transaction involving any Purchased Receivables, the Purchaser shall not make any disclosure which the Seller reasonably identifies as Prohibited Financial Information. Subject to Section 9.15, each of the Seller, the Advisors and the Distributor hereby consents to the Purchaser and the Program Agent entering into the Take-out Transactions.
          Section 9.08. Governing Law; Submission to Jurisdiction.
          (a) THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS.
          (b) The Seller, each Advisor and the Distributor hereby irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of New York and to the non-exclusive jurisdiction of any Federal Court of the United States located in the southern district of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the Servicing Agreement, the Collection Agency Agreement or any of the transactions contemplated hereby or thereby.
          Section 9.09. Severability of Provisions.
          Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
          Section 9.10. Confidentiality.
          Unless otherwise required by Applicable Law, the Seller, each Advisor and the Distributor agree to use commercially reasonable efforts to maintain the confidentiality of the Facility Documents (and all drafts hereof and thereof) and the transactions contemplated thereby other than the Transfer Agent’s Agreement, the Underwriting Agreements, the Advisory Agreements, the Distribution Plan and the Prospectuses in communications with third parties and otherwise; provided, that such documents and the transactions contemplated thereby may be disclosed (i) to third parties to the extent such disclosure is consented to in writing by the Program Agent (which consent shall not be unreasonably withheld) and such disclosure is made pursuant to a written confidentiality agreement in form and substance substantially identical to this Section 9.10, and (ii) the officers, partners, directors and employees, legal counsel and auditors of the Seller, the Advisors and the Distributor.
          Notwithstanding anything in this Section 9.10 to the contrary, each party to this Agreement and each of its officers, directors, partners, employees, legal counsel and auditors may disclose to any and all Persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the facility contemplated by the Facility Documents and all materials of any kind (including opinions or other tax analyses) that are provided to it, relating to such U.S. tax treatment and U.S. tax structure of the facility, other than any information for which non-disclosure is reasonably necessary in order to comply with applicable securities laws.

          Section 9.11. Intent of Agreement.
          It is the intention of this Agreement that each purchase of Receivables hereunder and the Ancillary Rights with respect thereto shall convey to the Purchaser an undivided 100% ownership interest in such Purchased Receivables, the Collections in respect thereto and the Ancillary Rights with respect thereto on the Purchase Date therefor and that such transactions shall constitute a True Sale and not a secured loan. If, notwithstanding such intention, any conveyance of Receivables and the Collections and the Ancillary Rights with respect thereto from the Seller to the Purchaser shall ever be recharacterized as a secured loan and not a sale, it is the intention of this Agreement that this Agreement shall constitute a security agreement under Applicable Law, and that the Seller shall be deemed to have granted to the Purchaser a duly perfected first priority security interest in all of the Seller’s right, title and interest in, to and under such Purchased Receivables, the Collections and the Ancillary Rights in respect thereto free and clear of any Adverse Claim.
          Section 9.12. Liability to any Company.
          No obligation or liability to any Company, the Seller, any Advisor, the Distributor, any shareholder of any Fund or any Person contracting with or related to any Company is intended to be assumed by the Program Agent or the Purchaser under or as a result of this Agreement or the other Program Documents and the transactions contemplated hereby and thereby and, to the maximum extent permitted under provisions of Law, the Program Agent and the Purchaser expressly disclaim any such assumption. The Seller shall indemnify, defend and hold harmless the Program Agent and the Purchaser from any loss, liability or expense incurred as a result of any claim that any such obligation or liability has been so assumed.
          Section 9.13. Merger.
          The Facility Documents taken as a whole incorporate the entire agreement between the parties thereto concerning the subject matter thereof. The Facility Documents supersede any prior agreements among the parties relating to the subject matter thereof.
          Section 9.14. Further Acts.
          Each party agrees that at any time, and from time to time, it will do all such things and execute and deliver all such instruments, assignments, other documents and assurances, as such other party or its counsel reasonably deems necessary or desirable in order to carry out the express intent, purpose and conditions of this Agreement and the other Facility Documents and the transactions contemplated hereby and thereby, and without limiting the generality of the foregoing, to the extent permitted by Applicable Law, upon the Program Agent’s or the Purchaser’s written request from time to time, the Seller, each Advisor and the Distributor shall make, execute, acknowledge and deliver and file and record in the proper filing and recording places all such instruments, and take all such actions, as the Program Agent or the Purchaser may reasonably deem necessary or advisable for assuring or confirming to the Purchaser its rights and interest in and to, and remedies in respect of, the Purchased Receivables, the Ancillary Rights and the Collections related thereto.

          Section 9.15. Assignee Rights; Etc.
          (a) The Seller, each Advisor and the Distributor acknowledge and agree that any Person which purchases or otherwise acquires any interest in any Purchased Receivables or the Ancillary Rights in respect thereof (or the right to receive any Collections with respect thereto) in a Take-out Transaction (each such Person, a “Transferee”), (and in the case of indemnities, their respective Affiliates and their officers, directors, employees and agents) shall each, to the extent of such Transferee’s interest, be a beneficiary of the representations, warranties, indemnities, covenants, agreements and undertakings of the Seller, each Advisor and the Distributor under this Agreement and the other Facility Documents to which it is a party; provided, that such rights of the Transferees in a Take-out Transaction may be enforced on behalf of such Transferees only by the Master Servicer for the related Master Trust. The Seller, each Advisor and the Distributor agree to execute and deliver such instruments and documents and shall take all such actions as the Program Agent, the Purchaser or any Master Trust shall reasonably deem necessary in order to permit the Purchaser to convey any portion of its right, title and interest in, to or under the Purchased Receivables or the Ancillary Rights and Collections in respect thereof to any Transferee and to confer upon any such Transferee the rights and privileges in and to the Purchased Receivables and the Ancillary Rights in respect thereof to which such Transferee has an interest and under the Facility Documents to the extent of such transfer and assignment. Without limiting the foregoing, if any Program Document is amended, waived or modified and the Program Agent has not in connection with such amendment, waiver or modification required that a new True Sale Opinion be delivered in connection therewith, and subsequent to the effective date of such amendment, modification or waiver the Program Agent has notified the Seller and the Distributor that S&P, Moody’s or any other nationally recognized rating agency has requested that the Program Agent obtain a new True Sale Opinion, each of the Seller and the Distributor agrees to, as promptly as possible (and in any event within two weeks after receipt of such notice) use its best efforts to cause its outside counsel to deliver a new True Sale Opinion to the Purchaser and the Program Agent, which is in form, scope and substance reasonably satisfactory to the Program Agent. In addition, the Seller acknowledges and agrees that the effectiveness of any extension of the Termination Date is conditioned upon the Seller and the Distributor delivering to the Purchaser and the Program Agent a True Sale Opinion dated on or about the effective date of such extension, in form, scope and substance reasonably satisfactory to the Program Agent; provided, however, that the delivery of such new True Sale Opinion shall not be required as a condition to any such extension if the Program Agent and the Purchaser shall have received a True Sale Opinion dated within 365 days of the effective date of such extension, which is in form, scope and substance reasonably satisfactory to the Program Agent. Notwithstanding anything in this Section 9.15 to the contrary, no Transferee shall be deemed to have assumed any of the obligations or liabilities of the Seller or the Distributor under this Agreement or any other Program Document. No such transfer to a Transferee shall alter the obligations of the Seller, any Advisor or the Distributor hereunder.
          (b) Subject to the other requirements set forth in Section 9.07, the Program Agent agrees that any written offering memorandum or circular used in connection with any Take-out Transaction involving Purchased Receivables which contains information concerning the Seller or the Distributor shall (i) incorporate language substantially in the form of Schedule VI hereto, and (ii) provide that the securities which are the subject of such Take-out Transaction will be offered only to institutional accredited investors (as defined in Rule 501(a)

under the Securities Act), to a qualified institutional buyer within the meaning of Rule 144A under the Securities Act and/or to any Person in a transaction exempt from registration under the Securities Act. The Program Agent also agrees that each Take-out Transaction involving Purchased Receivables shall be structured in a manner so that the securities which are the subject of such Take-out Transaction are to be offered and sold in a transaction exempt from registration under the Securities Act.
          The Seller, each Advisor and the Distributor acknowledge that under the documentation to be entered into in connection with Take-out Transactions involving the Purchased Receivables (the “Take-out Documents”) the holders of the securities issued in connection with such Take-out Transaction may have the right to consent to the Purchaser and the Program Agent taking certain actions and consenting to certain amendments, modifications or waivers under the Program Documents (collectively, the “Actions”). The Program Agent agrees that without the prior written consent of the Seller (which consent shall not be unreasonably withheld or delayed) the Take-out Documents relating to any Take-out Transaction shall not provide that more than the holders which in the aggregate have a 51% interest in the securities of each class issued in connection with such Take-out Transaction (the “Holders”) be required to consent to the Purchaser or the Program Agent taking any Action; provided, however, that with respect to any Action which could affect the amount or timing of Collections relating to Purchased Receivables or which amend or modify the Allocation Procedures, the Take-out Documents may provide that the consent of the holders which in the aggregate have a 66-2/3% interest in the securities of any class issued in connection with such Take-out Transaction be required for the Purchaser or the Program Agent to take any such Action; provided, further, that no Holders (other than Citibank and Citicorp North America, Inc.) will be entitled to require that the Program Agent declare the Termination Date to have occurred following any Event of Termination.
          Section 9.16. Specific Performance; Other Rights and Remedies.
          The parties hereto recognize that certain of their rights under this Agreement and the other Facility Documents are unique and, accordingly, the parties hereto shall, in addition to such other remedies as may be available to any of them at law or in equity or under this Agreement and the other Facility Documents, have the right to enforce their rights hereunder and thereunder by actions for injunctive permitted relief and specific performance to the extent permitted by Applicable Law. The rights and remedies of the Program Agent and the Purchaser under this Agreement and the other Facility Documents are cumulative and are not in lieu of, but are in addition to, any other rights and remedies which the Program Agent and the Purchaser may have under or by virtue of any Applicable Law, or in equity, or any other agreement or obligations to which the Program Agent and the Purchaser is a party. The rights and remedies of the Program Agent and the Purchaser under this Agreement and the other Facility Documents may be exercised from time to time and as often as such exercise is deemed expedient. Without limiting the generality of the foregoing, the Seller, each Advisor and the Distributor acknowledge and agree that it will be impossible to measure in money the damage to the Program Agent or the Purchaser in the event of a breach of any of the terms and provisions of this Agreement or any other Program Document, and that, in the event of any such breach, the Program Agent and the Purchaser may not have an adequate remedy at Law, although the foregoing shall not constitute a waiver of any of the Program Agent’s or the Purchaser’s rights, powers, privileges and remedies against or in respect of a breaching party, any collateral or any other Person or thing under this Agreement, any other Facility Document or Applicable Law. It is therefore agreed that each of the Program Agent and the Purchaser, in addition to all other such rights, powers, privileges and remedies that it may have, shall be entitled to injunctive relief, specific performance or such other equitable relief as it may request to exercise or otherwise enforce any of the terms of those provisions and to enjoin or otherwise restrain any act prohibited thereby, and the Seller, each Advisor and the Distributor agree that they shall not argue and hereby waive any defense that there is an adequate remedy available at Law.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CITIBANK, N.A.
By:
Name:
Title:

CITICORP NORTH AMERICA, INC., as Program Agent
By:
Name:
Title:

A I M MANAGEMENT GROUP INC., as Seller
By:
Name:
Title:

A I M DISTRIBUTORS, INC., as Distributor
By:
Name:
Title:

A I M ADVISORS, INC., as Advisor
By:
Name:
Title:

INVESCO FUNDS GROUP, INC., as Advisor
By:
Name:
Title:

SCHEDULE I
FORM OF PURCHASER REPORT

SCHEDULE II
COMPANY: AIM FUNDS GROUP

	FUNDS	SHARES
1.	AIM Balanced Fund	Class B
2.	AIM Global Utilities Fund	Class B
3.	AIM Global Value Fund	Class B
4.	AIM European Small Company Fund	Class B
5.	AIM International Emerging Growth Fund	Class B
6.	AIM New Technology Fund	Class B
7.	AIM Small Cap Equity Fund	Class B
8.	AIM Basic Balanced Fund	Class B
9.	AIM Mid Cap Basic Value Fund	Class B
10.	AIM Premier Equity Fund	Class B
11.	AIM Premier Equity II Fund	Class B
12.	AIM Select Equity Fund	Class B
COMPANY: AIM INTERNATIONAL FUNDS, INC.

	FUNDS	SHARES
1.	AIM Global Aggressive Growth Fund	Class B
2.	AIM Global Growth Fund	Class B
3.	AIM Asia Pacific Growth Fund	Class B
4.	AIM European Growth Fund	Class B
5.	AIM International Growth Fund	Class B

COMPANY: AIM ADVISOR FUNDS

	FUNDS	SHARES
1.	AIM International Core Equity Fund	Class B
2.	AIM Real Estate Fund	Class B
COMPANY: AIM EQUITY FUNDS

	FUNDS	SHARES
1.	AIM Charter Fund	Class B
2.	AIM Weingarten Fund	Class B
3.	AIM Blue Chip Fund	Class B
4.	AIM Capital Development Fund	Class B
5.	AIM Constellation Fund	Class B
6.	AIM Aggressive Growth Fund	Class B
7.	AIM Dent Demographic Trends Fund	Class B
8.	AIM Large Cap Growth Fund	Class B
9.	AIM Emerging Growth Fund	Class B
10.	AIM Large Cap Basic Value Fund	Class B
11.	AIM Mid Cap Growth Fund	Class B
12.	AIM Basic Value II Fund	Class B
13.	AIM Core Strategies Fund	Class B
14.	AIM Diversified Dividend Fund	Class B
15.	AIM U.S. Growth Fund	Class B

2

COMPANY: AIM SPECIAL OPPORTUNITIES FUNDS

	FUNDS	SHARES
1.	AIM Opportunities I Fund	Class B
2.	AIM Opportunities II Fund	Class B
3.	AIM Opportunities III Fund	Class B
COMPANY: AIM TAX-EXEMPT FUNDS

	FUNDS	SHARES
1.	AIM High Income Municipal Fund	Class B
COMPANY: AIM INVESTMENT FUNDS

	FUNDS	SHARES
1.	AIM Developing Markets Fund	Class B
2.	AIM Global Energy Fund	Class B
3.	AIM Global Health Care Fund	Class B
4.	AIM Global Science & Technology Fund	Class B
5.	AIM Libra Fund	Class B
6.	AIM Global Financial Services Fund	Class B
COMPANY: AIM GROWTH SERIES

	FUNDS	SHARES
1.	AIM Basic Value Fund	Class B
2.	AIM Mid Cap Core Equity Fund	Class B
3.	AIM Small Cap Growth Fund	Class B

3

COMPANY: AIM SERIES TRUST

	FUNDS	SHARES
1.	AIM Global Trends Fund	Class B
COMPANY: AIM INVESTMENT SECURITIES FUNDS

	FUNDS	SHARES
1.	AIM High Yield Fund	Class B
2.	AIM Income Fund	Class B
3.	AIM Municipal Bond Fund	Class B
4.	AIM Money Market Fund	Class B
5.	AIM Intermediate Government Fund	Class B
6.	AIM Total Return Bond Fund	Class B
COMPANY: INVESCO COUNSELOR SERIES FUNDS, INC.

	FUNDS	SHARES
1.	INVESCO Advantage Fund	Class B
2.	INVESCO Advantage Global Health Sciences Fund	Class B
COMPANY: INVESCO BOND FUNDS, INC.

	FUNDS	SHARES
1.	INVESCO High Yield Fund	Class B
2.	INVESCO Select Income Fund	Class B
3.	INVESCO Tax-Free Bond Fund	Class B
4.	INVESCO U.S. Government Securities Fund	Class B

4

COMPANY: INVESCO COMBINATION STOCK & BOND FUNDS, INC.

	FUNDS	SHARES
1.	INVESCO Balanced Fund	Class B
2.	INVESCO Core Equity Fund	Class B
3.	INVESCO Total Return Fund	Class B
COMPANY: INVESCO INTERNATIONAL FUNDS, INC.

	FUNDS	SHARES
1.	INVESCO European Fund	Class B
2.	INVESCO International Blue Chip Value Fund	Class B
COMPANY: INVESCO MANAGER SERIES FUNDS, INC.

	FUNDS	SHARES
1.	INVESCO Multi-Sector Fund	Class B
COMPANY: INVESCO MONEY MARKET FUNDS, INC.

	FUNDS	SHARES
1.	INVESCO Cash Reserves Fund	Class B
COMPANY: INVESCO SECTOR FUNDS, INC.

	FUNDS	SHARES
1.	INVESCO Energy Fund	Class B
2.	INVESCO Financial Services Fund	Class B
3.	INVESCO Gold & Precious Metals Fund	Class B
4.	INVESCO Health Sciences Fund	Class B
5.	INVESCO Leisure Fund	Class B
6.	INVESCO Real Estate Opportunity Fund	Class B

5

	FUNDS	SHARES
7.	INVESCO Technology Fund	Class B
8.	INVESCO Telecommunications Fund	Class B
9.	INVESCO Utilities Fund	Class B
COMPANY: INVESCO STOCK FUNDS, INC.

	FUNDS	SHARES
1.	INVESCO Dynamics Fund	Class B
2.	INVESCO Growth Fund	Class B
3.	INVESCO Growth & Income Fund	Class B
4.	INVESCO Small Company Growth Fund	Class B
5.	INVESCO Value Equity Fund	Class B
6.	INVESCO Mid-Cap Growth Fund	Class B

6

SCHEDULE III
CDSC Schedule
relating to all Commission Shares other
than the Floating Rate Fund Exchange Shares and Excluded Shares

Years from
Fund Share Purchase	CDSC Rate
0-1	5.0%
1-2	4.0
2-3	3.0
3-4	3.0
4-5	2.0
5-6	1.0
6+	0.0
CDSC Schedule
relating to all Commission Shares which
constitute Floating Rate Fund Exchange Shares and Excluded Shares

Contingent
Years from date	Deferred
first issued by a Fund	Sales Charge
First	3.0%
Second	2.5
Third	2.0
Fourth	1.0
Fifth and following	0.0

SCHEDULE IV
FUNDAMENTAL INVESTMENT
OBJECTIVES AND POLICIES

SCHEDULE V
FORM OF LEGEND
NEITHER ANY [DISTRIBUTOR], ANY [ADVISOR], ANY [FUND] NOR ANY OF THEIR RESPECTIVE AFFILIATES WILL RECEIVE ANY PORTION OF THE PROCEEDS FROM THE SALE OF THE [SECURITIES]. NEITHER ANY [DISTRIBUTOR], ANY [ADVISOR], ANY [FUND] NOR ANY OF THEIR RESPECTIVE AFFILIATES IS RESPONSIBLE FOR THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THIS [MEMORANDUM].

SCHEDULE VI
Permitted Change in Control
(A)  In connection with such Change in Control relating to the Seller:
     (i) either (A) the Advisors and the Distributor shall each remain investment advisors and principal distributor, as the case may be, for the Funds or (B) if another Person shall be retained to replace any Advisor or the Distributor to act as investment advisor or principal distributor, as the case may be, for the Funds, such Person shall (x) meet the requirements of (iii) below with reference to the expertise, experience and capacity applicable to the function it undertakes to perform and (y) have agreed, in respect of periods from and after its retention, to be bound by the undertakings, agreements and obligations of the Advisors or the Distributor, as the case may be, under the Program Documents and shall have confirmed its representations and warranties as an Advisor or as the Distributor, as the case may be;
     (ii) ownership of at least 51% of the voting securities of the Distributor is retained by, or transferred, to a Person who will act as “Seller” under the Facility Documents after such Change in Control (the “Immediate Parent”) and each Advisor shall be an Affiliate of such Immediate Parent;
     (iii) the Immediate Parent, together with its affiliated consolidated subsidiaries in the aggregate, have financial resources and, together with the investment advisor or the principal distributor of the Funds (if either is not an Affiliate of the Immediate Parent), mutual fund management, distribution and investment advisory expertise, experience and capacity immediately after the Change in Control substantially equal to, or better than, the lesser of (i) the financial resources and mutual fund management, distribution and investment advisory expertise, experience and capacity of the Person who was the assignee or successor to the Seller immediately prior to such change in control (the “Existing Parent”), together with its Affiliates and the Existing Advisor (as defined below in Part C) or Existing Distributor (as defined below in Part B) if either was not then an Affiliate of the Immediate Parent, immediately prior to the Change in Control, or (ii) the financial resources and investment advisory expertise, experience and capacity of the Seller, together with its Affiliates in the aggregate, as of June 30, 2003;
     (iv) the Immediate Parent shall have agreed to be (or if the Existing Parent, shall remain) bound by covenants identical to those of the Existing Parent under the Purchase Agreement and the other Program

Documents, (including the undertaking set forth in Article VIII of the Purchase Agreement in respect of each Person serving as investment advisor and principal underwriter to the Funds) in respect of periods after the Change in Control and, shall have affirmed the representations and warranties of the Existing Parent under the Purchase Agreement and the Other Program Documents; and
     (v) a majority of the Board of Trustees of each Fund, including a majority who are not “Interested Persons” (as defined by Section 2(a)(19) of the Investment Company Act) shall have either (i) reapproved the Underwriting Agreement with the Distributor and the Advisory Agreement with the applicable Advisor (or, in either case, approved a substitute agreement substantially identical thereto so as not to give rise to a reasonable possibility of an Adverse Effect) in light of such Change in Control and such agreements shall remain in full force and effect or (ii) if in connection with such Change in Control a new distributor has become the principal underwriter for the Funds and/or a new investment advisor has become the investment advisor for the Funds, shall have approved substantially identical underwriting agreements and/or advisory agreements, as the case may be, between the Funds and such replacement distributor or advisor, as the case may be, so as not to give rise to a reasonable possibility of an Adverse Effect.
(B) In connection with such Change in Control relating to the Distributor:
     (i) the assignee is a corporation at least 51% of the outstanding voting securities of which is owned directly or indirectly by the Seller or by an Immediate Parent resulting from a Change in Control permitted by this Part B and the Seller or Immediate Parent, as the case may be, shall covenant or confirm that the Seller’s covenants and agreements in the Purchase Agreement (including the undertaking set forth in Article VIII of the Purchase Agreement as to the Distributor’s performance under the Program Documents) are in full force and effect;
     (ii) the assignee shall have the mutual fund distribution expertise, experience and capacity immediately after the effective date of such assignment substantially equal to, or better than, the lesser of (i) the mutual fund distribution expertise, experience and capacity of the Person who was the distributor immediately prior to the effective date of such assignment (the “Existing Distributor”), or (ii) the mutual fund distribution expertise, experience and capacity of the Distributor, as of June 30, 2003;
     (iii) the assignee shall have affirmed the representations of the Distributor under the Program Documents and shall have agreed to be bound by undertakings and agreements substantially identical to those of the Distributor in the Program Documents in respect of periods after the assignment; and

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     (iv) a majority of the Board of Trustees of the Funds, including a majority who are not “Interested Persons” (as defined by Section 2(a)(19) of the Investment Company Act) shall have approved Underwriting Agreements with such assignee on substantially identical terms to those in effect immediately prior to such assignment so as not to give rise to a reasonable possibility of an Adverse Effect and such agreements shall be in full force.
(C) In connection with such Change in Control relating to an Advisor:
     (i) the assignee is a corporation at least 51% of the outstanding voting securities of which is owned directly or indirectly by AMVESCAP plc or by an Immediate Parent resulting from a Change in Control permitted by this Part C and the Seller or Immediate Parent, as the case may be, shall covenant or confirm that the Seller’s covenants and agreements in the Program Documents (including the undertaking set forth in Article VIII of the Purchase Agreement as to the Advisor’s performance under the Program Documents) are in full force and effect;
     (ii) the assignee shall have the mutual fund management and investment advisory expertise, experience and capacity immediately after the effective date of such assignment substantially equal to, or better than, the lesser of (i) the mutual fund management and investment advisory expertise, experience and capacity of the Person who was the predecessor advisor (the “Existing Advisor”) immediately prior to the effective date of such assignment or (ii) the mutual fund management and investment advisory expertise, experience and capacity of the Advisors, as of June 30, 2003;
     (iii) the assignee shall have affirmed its representations and warranties as an Advisor under the Program Documents and shall have agreed to be bound by undertakings and agreements substantially identical to those of the Advisors in the Program Documents in respect of periods after the assignment; and
     (iv) a majority of the Board of Trustees of the Funds, including a majority who are not “Interested Persons” (as defined by Section 2(a)(19) of the Investment Company Act) shall have approved an Advisory Agreement with such assignee on substantially identical terms to those in effect immediately prior to such assignment so as not to give rise to a reasonable possibility of an Adverse Effect and such agreements shall remain in full force.

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SCHEDULE VII
LOCATION OF RECORDS
11 Greenway Plaza, Suite 100

Houston, TX 77046-1173

EXHIBIT A
PURCHASE NOTICE
A I M MANAGEMENT GROUP INC.
11 Greenway Plaza
Suite 100Houston, Texas 77046
Citicorp North America, Inc.,
   as Program Agent
388 Greenwich Street, 19th Floor
New York, New York 10013
Attention: B Share Servicing
Citicorp North America, Inc.
U.S. Securitization
450 Mamaroneck Avenue
Harrison, New York 10528
Attention: B Share Servicing

Re:	Third Amended and Restated Purchase and Sale Agreement dated as of August 18, 2003 (as from time to time amended, the “Purchase Agreement”) among A I M Management Group Inc., A I M Distributors, Inc., A I M Advisors, Inc., INVESCO Funds Group, Inc., Citibank, N.A. and Citicorp North America, Inc., as Program Agent
          Pursuant to Section 2.02 of the above-referenced Purchase Agreement, you are hereby notified that on ___, ___ (the “Purchase Date”), the undersigned proposes, subject to the terms and conditions set forth in the Purchase Agreement, to sell to Citibank, N.A. certain Receivables relating to each of the Funds, as set forth on Schedule I attached hereto. The Sale Cutoff Dates and the Purchase Prices for such Receivables are set forth on Schedule I attached hereto. [The date of the first issuance of Shares of each Fund to which the purchase on the initial Purchase Date relates is ___, ___.]1 Capitalized terms used herein unless otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.
          The undersigned certify that the conditions precedent set forth in Section 3.02 of the Purchase Agreement have been satisfied.

A I M MANAGEMENT GROUP INC.

By:	Authorized Signatory

1.	Applicable to the first Purchase of Receivables relating to such Fund under the Purchase Agreement.

Purchase Period for each Fund
Sale Cutoff Date for each Fund

Total Issue Price
of Shares Related
Name	to Receivables	Purchase
of Fund	to be Purchased	Amount ($)
$	$	$
$	$	$
	$	$

EXHIBIT B-1
A I M DISTRIBUTORS, INC.
Certificate
(Pursuant to Section 3.01(d) of the
Third Amended and Restated Purchase and Sale Agreement)
          I, the undersigned [Secretary] [Assistant Secretary] of A I M Distributors, Inc., a Delaware corporation (the “Company”), DO HEREBY CERTIFY THAT:
          1. This Certificate is furnished pursuant to Section 3.01(d) of that certain Third Amended and Restated Purchase and Sale Agreement dated as of August 18, 2003 (said Purchase and Sale Agreement, as in effect on the date of this Certificate, being herein called the “Purchase Agreement”) among the Company, A I M Management Group Inc., A I M Advisors, Inc., INVESCO Funds Group, Inc., Citibank, N.A. and Citicorp North America, Inc., as Program Agent. Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings assigned to those terms in the Purchase Agreement.
          2. Attached hereto as Annex A is a copy of the Certificate of Incorporation of the Company as in effect on the date hereof, certified by the Secretary of State of Delaware.
          3. Attached hereto as Annex B is a true and correct copy of the By-laws of the Company as in effect on the date hereof.
          4. Attached hereto as Annex C is a true and correct copy of resolutions duly adopted by unanimous consent of the Board of Directors of the Company on ___, 200 ___(___, 2003 in respect of the Transfer Agreement) which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect, and the Purchase Agreement, the Transfer Agreement and each Irrevocable Payment Instruction are in substantially the forms of those documents submitted to, and approved by, the Board of Directors of the Company.
          5. The below-named persons have been duly elected and have duly qualified as, and at all times since                      (to and including the date hereof) have been, officers of the Company, holding the respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures:

Name	Office	Signature

          WITNESS my hand as of this ___ day of ___, 200___.

By:
[Secretary][Assistant Secretary]
A I M Distributors, Inc.
          I, the undersigned [President] [Vice President] of the Company, DO HEREBY CERTIFY that:
          1. ___ is the duly elected and qualified [Secretary] [Assistant Secretary] of the Company and the signature above is [his] [her] genuine signature.
          2. The Purchase Agreement and each other Program Document to which the Company is a party is in full force and effect on the date hereof.
          3. The representations and warranties on the part of the Company contained in the Purchase Agreement and the other Program Documents to which the Company is a party are true and correct at and as of the date hereof as though made on and as of the date hereof.

     WITNESS my hand as of this ___ day of                     , 200___.

By:
[President] [Vice President]
A I M Distributors, Inc.

EXHIBIT B-2
A I M MANAGEMENT GROUP INC.
Certificate
(Pursuant to Section 3.01(d) of the
Third Amended and Restated Purchase and Sale Agreement)
     I, the undersigned [Secretary] [Assistant Secretary] of A I M MANAGEMENT GROUP INC., a Delaware corporation (the “Company”), DO HEREBY CERTIFY THAT:
     1. This Certificate is furnished pursuant to Section 3.01(d) of that certain Third Amended and Restated Purchase and Sale Agreement dated as of August 18, 2003 (said agreement, as in effect on the date of this Certificate, being herein called the “Purchase Agreement”) among the Company, A I M Distributors, Inc., A I M Advisors, Inc., INVESCO Funds Group, Inc., Citibank, N.A. and Citicorp North America, Inc. Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings assigned to those terms in the Purchase Agreement.
     2. Attached hereto as Annex A is a copy of the Certificate of Incorporation of the Company as in effect on the date hereof, certified by the Secretary of State of Delaware.
     3. Attached hereto as Annex B is a true and correct copy of the By-laws of the Company as in effect on the date hereof.
     4. Attached hereto as Annex C are true and correct copies of the resolutions duly adopted by the Board of Directors of the Company on                     , 200 ___ (                    , 200___, in respect of the Transfer Agreement) which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect, and the Purchase Agreement, Transfer Agreement, the Collection Agency Agreement and the Servicing Agreement are in substantially the forms of those documents submitted to, and approved by, the Board of Directors of the Company.
     5. The below-named persons have been duly elected and have duly qualified as, and at all times since                                          (to and including the date hereof) have been, officers of the Company, holding the respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures:

Name	Office	Signature

     WITNESS my hand as of this ___ day of                     , 200___.

By:
[Secretary][Assistant Secretary]
A I M MANAGEMENT GROUP INC.

     I, the undersigned [President] [Vice President] of the Company, DO HEREBY CERTIFY that:
     1.                                          is the duly elected and qualified [Secretary] [Assistant Secretary] of the Company and the signature above is [his] [her] genuine signature.
     2. Each of the Purchase Agreement, the Transfer Agreement, the Servicing Agreement, the Collection Agency Agreement and each other Program Document to which the Company is a party is in full force and effect on the date hereof.
     3. The representations and warranties on the part of the Company contained in the Purchase Agreement, the Transfer Agreement, the Servicing Agreement, the Collection Agency Agreement and the other Program Documents to which the Company is a party are true and correct at and as of the date hereof as though made on and as of the date hereof.
     4. The conditions precedent set forth in Article III of the Purchase Agreement are fully satisfied and no Event of Termination (or event which with the passage of time or notice, or both, would constitute an Event of Termination) has occurred and is continuing.
     WITNESS my hand as of this ___ day of                     , 200___

By:
[President] [Vice President]
A I M MANAGEMENT GROUP INC.

EXHIBIT B-3
[INSERT NAME OF ADVISOR]
Certificate
(Pursuant to Section 3.01(d) of the
Third Amended and Restated Purchase and Sale Agreement)
     I, the undersigned [Secretary] [Assistant Secretary] of [INSERT NAME OF ADVISOR], a Delaware corporation (the “Company”), DO HEREBY CERTIFY THAT:
     1. This Certificate is furnished pursuant to Section 3.01(d) of that certain Third Amended and Restated Purchase and Sale Agreement dated as of August 18, 2003 (said Purchase and Sale Agreement, as in effect on the date of this Certificate, being herein called the “Purchase Agreement”) among the Company, A I M Management Group Inc., A I M Distributors, Inc., [INSERT NAME OF OTHER ADVISOR], Citibank, N.A. and Citicorp North America, Inc., as Program Agent. Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings assigned to those terms in the Purchase Agreement.
     2. Attached hereto as Annex A is a copy of the Certificate of Incorporation of the Company as in effect on the date hereof, certified by the Secretary of State of Delaware.
     3. Attached hereto as Annex B is a true and correct copy of the By-laws of the Company as in effect on the date hereof.
     4. Attached hereto as Annex C is a true and correct copy of resolutions duly adopted by unanimous consent of the Board of Directors of the Company on ___, 200___ which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect, and the Purchase Agreement, is in substantially the form submitted to, and approved by, the Board of Directors of the Company.
     5. The below-named persons have been duly elected and have duly qualified as, and at all times since                                          (to and including the date hereof) have been, officers of the Company, holding the respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures:

Name	Office	Signature

     WITNESS my hand as of this ___ day of                     , 200___.

By:
[Secretary][Assistant Secretary]
[INSERT NAME OF ADVISOR]

     I, the undersigned [President] [Vice President] of the Company, DO HEREBY CERTIFY that:
     1.                                          is the duly elected and qualified [Secretary] [Assistant Secretary] of the Company and the signature above is [his] [her] genuine signature.
     2. The Purchase Agreement and each other Program Document to which the Company is a party is in full force and effect on the date hereof.
     3. The representations and warranties on the part of the Company contained in the Purchase Agreement and the other Program Documents to which the Company is a party are true and correct at and as of the date hereof as though made on and as of the date hereof.

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     WITNESS my hand as of this ___ day of                     , 200___.

By:
[President] [Vice President]
[INSERT NAME OF ADVISOR]

IRREVOCABLE PAYMENT INSTRUCTION
A I M Distributors, Inc.
11 Greenway Plaza
Houston, Texas 77046
A I M Management Group Inc.
11 Greenway Plaza
Houston, Texas 77046
[INSERT NAME OF COMPANY]
[ADDRESS]
[INSERT NAME OF TRANSFER AGENT]
[ADDRESS]
August 18, 2003
     You are hereby notified that A I M Distributors, Inc. (the “Distributor”) has entered into an Amended and Restated Distribution Fee Purchase Agreement dated as of August 18, 2003 (as from time to time amended, the “Transfer Agreement”) with A I M Management Group Inc. (together with its successors and assigns, the “Seller”) pursuant to which the Distributor has agreed to from time to time sell, convey, assign and transfer to the Seller all of its right, title and interest in, to and under the Receivables (defined below) relating to the sales of Shares relating to each of the Funds (defined below) during certain specified periods. You are hereby further notified that the Seller has entered into that certain Third Amended and Restated Purchase and Sale Agreement dated as of August 18, 2003 (as from time to time amended, the “Purchase Agreement”) with the Distributor, A I M Advisors, Inc. (“AAI”), INVESCO Funds Group, Inc. (“IFG”) (AAI and IFG, together with their respective successors and assigns, the “Advisors”) Citibank, N.A. (together with its successors and assigns, the “Purchaser”) and Citicorp North America Inc., as agent for the Purchaser (together with its successors and assigns, the “Program Agent”), pursuant to which the Seller will sell certain Receivables to the Purchaser.
     Capitalized terms used herein shall have the following meanings:
     “Asset Based Sales Charge” shall have the meaning set forth in Section 2830(b)(8)(A) of the Conduct Rules.
     “Business Day” shall mean any day on which neither banks nor the New York Stock Exchange are not authorized or required to close in New York City.
     “CDSC” shall mean with respect to Shares of any Fund, the contingent deferred sales charges payable, either directly or by withholding from the proceeds of the redemption of the Shares of the Fund, by the shareholders of such Fund on any redemption of Shares of such

Fund in accordance with the Distribution Plan, the Underwriting Agreement and the Prospectus relating to such Fund and the Conduct Rules.
     “Company” shall mean [INSERT NAME OF COMPANY].
     “Complete Termination” shall, in respect of the Distribution Plan in respect of the Shares of any Fund, (i) have the meaning assigned to such term in such Distribution Plan in effect on the date hereof, or (ii) shall mean a complete termination of such Distribution Plan, which results solely from a change in generally applicable law or an industry-wide action by the SEC after October 31, 2000; provided, however, that in respect of clauses (i) and (ii) above such termination occurs despite the Seller’s, the Advisor’s, the Distributor’s and their affiliate’s full compliance with their respective obligations under the Purchase Agreement.
     “Conduct Rules” shall mean the Conduct Rules of the NASD, including without limitation, Section 2830, thereof, as amended, and the rules, regulations and interpretations of the NASD in respect thereof.
     “Distribution Plan” shall mean with respect to the Receivables relating to any Fund the distribution plan of the Company, in respect thereto pursuant to which Shares of such Fund are distributed by the Distributor, as the same may be amended, supplemented, waived or modified from time to time in accordance with the Purchase Agreement, and provided no Complete Termination has occurred, any successor or replacement distribution plan.
     “Fund” shall mean each separate series of the Company specified on Schedule I hereto, as the same may be supplemented from time to time in accordance herewith.
     “Maximum Aggregate Sales Charge Allowable” shall mean with respect to the Receivables relating to any Fund the maximum Asset Based Sales Charge which may be paid by the Company, in respect of such Fund to the Distributor pursuant to the Underwriting Agreement, the Distribution Plan and the Prospectus, together with interest thereon at the Maximum Interest Allowable, relating to such Fund and pursuant to the “maximum sales charge rule” set forth in Section 2830 of the Conduct Rules, assuming the Company, in respect of such Fund pays a separate Service Fee, unreduced by payments theretofore made in respect thereof by the Company, in respect of such Fund.
     “Maximum Interest Allowable” shall mean the maximum interest which may be taken into account under Section 2830 of the Conduct Rules in computing the Maximum Aggregate Sales Charge Allowable.
     “Monthly Settlement Date” shall mean the twelfth (12th) Business Day of each calendar month during the term of the Purchase Agreement.
     “NASD” shall mean NASD, Inc., or any successor entity or entities.
     “Omnibus Account” shall mean, in respect of any Fund, any account maintained by the Transfer Agent for such Fund (or any successor transfer agent for such Fund), reflecting the record ownership of Shares of such Fund by an entity who maintains sub-transfer agents’ records reflecting the actual beneficial ownership of such Shares in other persons or entities.

2

     “Prospectus” shall mean with respect to any Fund the prospectus filed with the Securities and Exchange Commission as a part of the Company’s Registration Statement on Form N-1A, as amended, and shall include, without limitation, the Statement of Additional Information included in such Registration Statement.
     “Receivables” shall mean with respect to each Fund, all of the rights under the Underwriting Agreement, the Distribution Plan, the Prospectus and in accordance with the applicable Conduct Rules to receive amounts paid or payable in respect of Asset Based Sales Charges (including interest at the Maximum Interest Allowable) and CDSCs, in each case in respect of the issuance by such Fund of Shares and in respect of Shares of any other Fund acquired in any exchange of Shares of the Fund in question, including, without limitation, any similar amount paid or payable under any replacement Underwriting Agreement, Distribution Plan, Prospectus or the Conduct Rules, and any continuation payments in respect thereof paid or payable by the Company in respect of Shares of such Fund in the event of a termination of the Distribution Plan or the Underwriting Agreement; it being understood that such term does not include the Service Fee payable pursuant to the Underwriting Agreement, the Distribution Plan, the Prospectus and the Conduct Rules.
     “Service Fee” shall have the meaning set forth in Section 2830(b)(9) of the Conduct Rules.
     “Shares” shall mean in respect of any Fund, any class of shares of such Fund which are specified on Schedule I hereto, as the same may be supplemented from time to time in accordance herewith.
     “Specified Sub-transfer Agents” shall mean Merrill Lynch, Pierce, Fenner & Smith, Citigroup Global Markets Inc. and Primerica Shareholder Services, together with each other Sub-transfer Agent in respect of which the Program Agent has confirmed in writing that monthly remittances of CDSCs by such Sub-transfer Agent is acceptable.
     “Sub-transfer Agent” shall mean, in respect of any Fund, the record owner of any Omnibus Account.
     “Transfer Agent” shall mean [Insert name of Transfer Agent], together with its permitted successors and assigns in such capacity.
     “Underwriting Agreement” shall mean with respect to the Receivables relating to any Fund, the agreement between the Distributor and the Company, in respect of Shares of such Fund and any replacement agreement as may be adopted in the future, pursuant to which the Distributor has been appointed the principal underwriter in respect of the Receivables relating to such Fund.
     You are hereby directed to make all payments in respect of all amounts (other than Service Fees) paid or payable by the Fund pursuant to the Underwriting Agreement, the Distribution Plan, the Prospectus and the Conduct Rules in respect of the Receivables relating to each Fund and all proceeds therefrom (hereinafter, “Payments”), which otherwise would be payable by you to the Distributor by wire in immediately available funds to the dedicated demand deposit account of Deutsche Bank Trust Company Americas (the “Collection Agent”)

3

entitled the “Banker’s Trust Company — A I M Demand Deposit Account”, account no. 00-325-892 (the “Demand Deposit Account”) established and maintained by the Collection Agent at 60 Wall Street, New York, New York 10005, for further transfer by the Collection Agent to the account of the Collection Agent entitled the “Banker’s Trust Company — A I M Collection Account”: Account No. 14781 (the “Collection Account”), as follows:
(A)	in the case of Asset Based Sales Charges, on or before the eleventh (11th) Business Day of the calendar month immediately following the calendar month to which they relate;

(B)	in the case of CDSCs withheld by any Specified Sub-transfer Agent, on or before the eleventh (11th) Business Day of the calendar month in which the same are withheld from the redemption proceeds of the related Shares; and

(C)	in the case of CDSCs (other than the CDSCs described in clause (B) above), on or before the second (2nd) Business Day of the calendar week in which the same are withheld from the redemption proceeds of the related Shares.
     You are further notified that:
     1. This Irrevocable Payment Instruction is delivered on behalf of the Purchaser and the Program Agent and is irrevocable and cannot be changed without the written consent of the Program Agent, the Distributor and the Seller; provided, however, that Schedule I hereto may be supplemented solely to add a new series of the Company to such Schedule without the written consent of the Program Agent;
     2. By your acknowledgment, you authorize the Distributor and the Seller to deliver a copy of this Irrevocable Payment Instruction and your acknowledgment to the Purchaser, the Program Agent and their respective successors and assigns; and
     3. Any payment by you other than in compliance with the directions herein shall not be deemed to discharge your obligations in respect of the Payments.
THIS IRREVOCABLE PAYMENT INSTRUCTION SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS.

4

     By your execution of this Irrevocable Payment Instruction you hereby acknowledge and agree to abide by the foregoing instructions, it being understood that such acknowledgment and waiver does not constitute a waiver of any defenses.

A I M DISTRIBUTORS, INC.
By:
Authorized Signatory

A I M MANAGEMENT GROUP INC.
By:
Authorized Signatory

Acknowledged and
Agreed to as of the date
first written above:
[INSERT NAME OF COMPANY]

By:
Authorized Signatory

[INSERT NAME OF TRANSFER AGENT]

By:
Authorized Signatory

Schedule I

Fund	Shares

EXHIBIT D
ADDITIONAL ELIGIBLE FUND ADDENDUM
     Reference is hereby made to that certain Third Amended and Restated Purchase and Sale Agreement dated as of August 18, 2003 (as from time to time amended, supplemented, waived or modified, the “Purchase Agreement”) among A I M Management Group Inc. (together with its permitted successors and assigns, the “Seller”), A I M Distributors, Inc. (together with its successors and assigns, the “Distributor”), A I M Advisors, Inc. (together with its successors and assigns, the “AAI”), INVESCO Funds Group, Inc. (together with its successors and assigns, “IFG”), Citibank, N.A. (together with its successors and assigns, the “Purchaser”) and Citicorp North America, Inc., as agent for the Purchaser (together with its permitted successors and assigns, the “Program Agent”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Purchase Agreement.
     Pursuant to the terms of Section 2.03 of the Purchase Agreement, the Seller hereby requests that effective as of the Addition Effective Date [INSERT NAME OF FUND] a series of [INSERT NAME OF COMPANY], an Additional Eligible Fund, become a “Fund” under and for all purposes of the Purchase Agreement[and that [INSERT NAME OF COMPANY], an investment company registered with the SEC under the Investment Company Act (the “Additional Company”) become a “Company” under and for all purposes of the Purchase Agreement].*
     On and as of the Addition Effective Date, (i) such Additional Eligible Fund shall become a Fund under and for all purposes of the Purchase Agreement, the Servicing Agreement, the Transfer Agreement and the other Program Documents [and the Additional Company shall become a Company under and for all other purposes of the Purchase Agreement and the other Program Documents],* (ii) the Purchase Agreement, the Servicing Agreement and the Collection Agency Agreement shall be deemed to be supplemented to reflect the addition of such Additional Eligible Fund [and the addition of the Additional Company],* and (iii) any reference in the Purchase Agreement to the effectiveness on the date of the Purchase Agreement of, or any change or modification since the date of the Purchase Agreement to the Underwriting Agreement, the Distribution Plan, the Advisory Agreement, the Prospectus, the CDSC arrangement or Fundamental Investment Objectives in respect of such Additional Eligible Fund shall be deemed to refer to the effectiveness thereof on, and any change or modification thereof since, the Addition Effective Date.
     In addition, on the Addition Effective Date the [SPECIFY PROGRAM DOCUMENT] shall be amended as follows: [SPECIFY NECESSARY AMENDMENTS, IF ANY, TO WHICH THE PROGRAM AGENT HAS CONSENTED].

*	Insert if investment company relating to the Additional Eligible Fund is not an existing “Company” under the Purchase Agreement.

     On and as of the Addition Effective Date, Schedule II to the Purchase Agreement is hereby supplemented to add the following information under each heading:

COMPANY
[INSERT NAME OF ADDITIONALCOMPANY]*

FUNDS	SHARES
[INSERT NAME OF ADDITIONAL ELIGIBLE FUND]	Class ___
     In addition, on and as of the Addition Effective Date, Schedule IV to the Purchase Agreement is hereby supplemented to add the following information under each heading:

FUNDAMENTAL INVESTMENT
FUND	OBJECTIVES

     Each of the Seller, the Distributor and [AAI][IFG]** represents and warrants to the Program Agent and the Purchaser that, on and immediately after the Addition Effective Date, (i) attached hereto as Annexes A, B, C and D are true, correct and complete copies of the Underwriting Agreement, Prospectus, Distribution Plan and Advisory Agreement relating to such Additional Eligible Fund in effect on the date hereof, (ii) the representations and warranties of the Seller, the Distributor and [AAI][IFG]** contained in Article IV of the Purchase Agreement are true and correct in all respects, (iii) no Event of Termination (or event which with the passage of time or notice, or both, would constitute an Event of Termination has occurred, and (iv) the conditions precedent set forth in Article III to the Purchase Agreement are satisfied.

*	Insert if investment company relating to the Additional Eligible Fund is not an existing “Company” under the Purchase Agreement.

**	Specify applicable Advisor.

2

     The Addition Effective Date shall occur when (a) a counterpart hereof, signed by the Distributor, [AAI][IFG],** the Seller and the Program Agent has been received by the Program Agent, and (b) the other requirements described in Section 2.03 of the Purchase Agreement have been fully satisfied.

A I M MANAGEMENT GROUP INC.
By:
Name:
Title:

Acknowledged and Agreed to
as of                                         , ___
A I M DISTRIBUTORS, INC.

By:
Name:
Title:

[SPECIFY APPLICABLE ADVISOR]

By:
Name:
Title:

CITICORP NORTH AMERICA, INC.,
as Program Agent

By:
Name:
Title:

[DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Collection Agent

By:
Name:
Title:[1]

1.	Required if Collection Agency Agreement is to be amended.

ANNEX A
UNDERWRITING AGREEMENT OF
[INSERT NAME OF ADDITIONAL ELIGIBLE FUND]

ANNEX B
PROSPECTUS OF
[INSERT NAME OF ADDITIONAL ELIGIBLE FUND]

ANNEX C
DISTRIBUTION PLAN OF
[INSERT NAME OF ADDITIONAL ELIGIBLE FUND]

ANNEX D
ADVISORY AGREEMENT OF
[INSERT NAME OF ADDITIONAL ELIGIBLE FUND]

EXHIBIT E
TO PURCHASE AND SALE AGREEMENT
PROCEDURES FOR ALLOCATING RECEIVABLES AND SHARES
          Receivables in respect of each Fund shall be allocated between Purchased Receivables and Receivables which do not constitute Purchased Receivables in accordance with the rules set forth in clauses (A), (B) and (C) below. Clause (A) attributes each Share either to the Seller or to the Purchaser. Clauses (B) and (C) allocate Receivables to the Purchaser and the Seller with reference to the Shares which have been attributed to each in accordance with clause (A). Unless otherwise defined herein, defined terms used herein shall have the meanings assigned to such terms in Appendix A to the Purchase and Sale Agreement.
          (A) Attribution of Shares: Shares of each Fund outstanding from time to time shall be attributed to either the Purchaser or the Seller in accordance with the following rules:
          (1) Commission Shares: Each Commission Share is specifically tracked by the records maintained by the Transfer Agent (or in the case of Omnibus Shares by the related Sub-transfer Agent) with reference to the Date of Original Issuance of the Commission Share in question or of the Commission Share from which the Commission Share in question derived through one or more Permitted Free Exchanges.
          The following Commission Shares outstanding from time to time shall be attributed to the Purchaser: (a) Commission Shares issued other than in a Permitted Free Exchange, the Date of Original Issuance of which occurs on or after the Inception Date and on or prior to the last Sale Cutoff Date, including without limitation, all Commission Shares which constitute Floating Rate Fund Exchange Shares, and (b) Commission Shares issued in a Permitted Free Exchange for Shares of another Fund which were attributed to the Purchaser in accordance with this paragraph (1) of this clause (A).
          The following Commission Shares outstanding from time to time shall be attributed to the Seller: (a) Commission Shares issued other than in a Permitted Free Exchange, the Date of Original Issuance of which occurs prior to the Inception Date, (b) Commission Shares issued other than in a Permitted Free Exchange, the Date of Original Issuance of which occurs after the last Sale Cutoff Date, (c) all Commission Shares of such Fund which constitute Excluded Shares, and (d) Commission Shares issued in a Permitted Free Exchange for Shares of another Fund which were attributed to Seller in accordance with this paragraph (1) of this clause (A).
          (2) Free Shares (other than Omnibus Shares):
          A Free Share (other than an Omnibus Share) of any Fund will be attributed to the Purchaser or the Seller in accordance with the Transfer Agent Reports of the Transfer Agent for such Fund.
          (3) Omnibus Shares:

          (a) Omnibus Shares of any Fund which are Commission Shares shall be attributed to the Purchaser or the Seller, as the case may be, in the same manner as outstanding Commission Shares of such Fund which do not constitute Omnibus Shares are attributed to such parties.
          (b) Omnibus Shares of any Fund which are Free Shares outstanding on any date shall be attributed to the Purchaser or the Seller pursuant to the following rules:
     (i) Such attributions shall be made separately for the Omnibus Shares held in each individual Omnibus Account of such Fund, and the result of each such separate computation shall be aggregated to provide the total Free Shares attributable to the Purchaser and the Seller.
     (ii) Free Shares which are Omnibus Shares issued (other than in connection with Permitted Free Exchanges) during any calendar month shall be attributed to the Purchaser and the Seller as of the end of such calendar month in a number computed as follows:
A x (B/C)
where:

A =	Omnibus Shares which are Free Shares issued (other than in connection with Permitted Free Exchanges) during such calendar month.

B =
Commission Shares and Free Shares which are Omnibus Shares deemed to be attributed to the Purchaser or the Seller, as the case may be, and outstanding as of the close of business on the last day of the immediately preceding calendar month in accordance with this Exhibit E.

C =	Total number of Commission Shares and Free Shares which are Omnibus Shares outstanding as of the close of business on the last day of the immediately preceding calendar month.
     (iii) Free Shares which are Omnibus Shares and redeemed (other than in connection with Permitted Free Exchanges) during any calendar month shall be attributed to the Purchaser and the Seller as of the end of such calendar month in a number computed as follows:
A x (B/C)
     where:

A =	Omnibus Shares which are Free Shares redeemed (other than in connection with Permitted Free Exchanges) during such calendar month.

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B =
Free Shares which are Omnibus Shares deemed to be attributed to the Purchaser or the Seller, as the case may be, and outstanding as of the last day of the immediately preceding calendar month in accordance with this Exhibit E.

C =	Total number of Free Shares which are Omnibus Shares outstanding as of the close of business on the last day of the immediately preceding calendar month in accordance with this Exhibit E.
     (iv) Free Shares which are Omnibus Shares exchanged into or out of a specific Fund during any calendar month (such amount, which may be a positive or negative number, the “Net Exchange Shares”) shall be computed as follows:
A – B – C + D
where:

A =	Total number of Free Shares which are Omnibus Shares outstanding as of the close of business on the last day of the current calendar month.

B =	Total number of Free Shares which are Omnibus Shares outstanding as of the close of business on the last day of the immediately preceding calendar month.

C =	Total number of Free Shares which are Omnibus Shares and issued during the current calendar month and allocated among the Purchaser and the Seller in accordance with clause (ii) immediately above.

D =	Total number of Free Shares which are Omnibus Shares and redeemed during the current calendar month and allocated among the Purchaser and the Seller in accordance with clause (iii) immediately above.
The amount of Net Exchange Shares computed for a given calendar month shall be attributed to the Purchaser and the Seller as of the end of such calendar month in a number computed as follows:
E x (F/G)
where:

E =	Total number of Net Exchange Shares computed in a given month as of the close of business on the last day of the current calendar month.

F =
Free Shares which are Omnibus Shares deemed to be attributed to the Purchaser or the Seller, as the case may be, and outstanding as of the close of business on the last day of the immediately preceding calendar month in accordance with this Exhibit E.

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G =	Total number of Free Shares which are Omnibus Shares outstanding as of the close of business on the last day of the immediately preceding calendar month.
     (d) (i) If as of the close of business on the last day of any calendar month, Free Shares which constitute Non-Omnibus Shares of any Fund are attributed to the Seller under paragraph 2 of this Exhibit E and there are no Commission Shares which constitute Non-Omnibus Shares attributed to the Seller in respect of such Fund, such Free Shares shall be attributed to the Purchaser. If as of the close of business on the last day of any calendar month Free Shares which constitute Omnibus Shares of any Fund in any Omnibus Account are attributable to the Seller under paragraph 2 of this Exhibit E and there are no Commission Shares in such Omnibus Account in respect of such Fund attributed to the Seller, such Free Shares shall be attributed to the Purchaser.
     (ii) If as of the close of business on the last day of any calendar month, Free Shares which constitute Non-Omnibus Shares of any Fund are attributed to the Purchaser under paragraph 2 of this Exhibit E and there are no Commission Shares which constitute Non-Omnibus Shares attributed to the Purchaser in respect of such Fund, such Free Shares shall be attributed to the Seller. If as of the close of business on the last day of any calendar month Free Shares which constitute Omnibus Shares of any Fund in any Omnibus Account are attributable to the Purchaser under paragraph 2 of this Exhibit E and there are no Commission Shares in such Omnibus Account in respect of such Fund attributed to the Purchaser, such Free Shares shall be attributed to the Seller.
          (B) Receivables Constituting CDSCs: Except with respect to ML Omnibus Shares to the extent set forth in clause (2) below, Receivables constituting CDSCs will be allocated to the Purchaser and the Seller depending upon whether the related redeemed Shares were attributed to the Purchaser or the Seller in accordance with clause (A) above.
          (1) CDSCs relating to Non-Omnibus Shares, ML Omnibus Shares and Omnibus Shares for such Fund shall be allocated between the Purchaser and the Seller on or prior to the tenth (10th) Business Day of the calendar month immediately succeeding the calendar month in which they are remitted to the Demand Deposit Account for further credit to the Collection Account.
          (2) Adjustment Amounts. Any difference between CDSCs relating to ML Omnibus Shares of such Fund remitted to the Demand Deposit Account and the CDSCs relating to ML Omnibus Shares of such Fund reported in the ML Omnibus Redemption Report, which will accompany the Purchaser Report (such difference, the “Adjustment Amount”), will be allocated as follows:

ADJ X	PMLCDSC
FMLCDSC
where:

ADJ	=	Adjustment Amount for such ML Omnibus Shares.

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PMLCDSC	=
The aggregate of all CDSCs for such ML Omnibus Shares shown on the ML Omnibus Redemption Report, except ML Omnibus Shares attributed to the Seller as specified therein, in accordance with these Allocation Procedures.

FMLCDSC	=	The total CDSC amount for such ML Omnibus Shares shown on the ML Omnibus Redemption Report.
          The balance of the Adjustment Amount shall be attributed to the Seller.
          In any month in which a Calculation Event specified in clause (i) of the definition thereof shall have occurred in respect of the ML Omnibus Shares, the ML Omnibus Shares shall be allocated between the Purchaser and the Seller in accordance with clause (A) above. In any month in which a Calculation Event specified in clause (ii) of the definition thereof shall have occurred, CDSCs relating to ML Omnibus Shares shall be allocated between the Purchaser and the Seller depending upon whether the related redeemed Shares were attributed to the Purchaser or the Seller in accordance with clause (A) above until the aggregate Adjustment Amounts for all Funds do not exceed three percent of the total CDSCs collected and remitted to the Demand Deposit Account in such month. The remaining Adjustment Amounts will be allocated and distributed as described immediately above.
          (C) Receivables Constituting Asset Based Sales Charges: The Asset Based Sales Charges accruing to the Purchaser during any calendar month shall be computed and allocated as follows:

A X	(B + C)/2
(D + E)/2
where:

A.	=	Total amount of Asset Based Sales Charges accrued during such calendar month.

B.	=	Shares attributed to the Purchaser and outstanding, as of the close of business on the last day of the immediately preceding calendar month, times Net Asset Value per Share as of such time.

C.	=	Shares attributed to the Purchaser and outstanding, as of the close of business on the last day of such calendar month, times Net Asset Value per Share as of such time.

D.	=	Total Shares outstanding as of the close of business on the last day of the immediately preceding calendar month, times Net Asset Value per Share as of such time.

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E.	=	Total Shares outstanding as of the close of business on the last day of such calendar month, times Net Asset Value per Share as of such time.
          The balance of the Asset Based Sales Charges of such Fund accruing during such calendar month shall be allocated to the Seller. The allocations contemplated by this paragraph shall be made on or prior to the tenth (10th) Business Day of the immediately following calendar month.
          Notwithstanding anything in this clause (C) to the contrary, if during any calendar month there has been a waiver of the portion of the Asset Based Sales Charges relating to the Purchaser’s New Shares of the INVESCO Cash Reserves Fund or the AIM Money Market Fund (any such affected Fund, a “Subject Fund”) in accordance with the Waiver Agreement, then for purposes of allocating the Asset Based Sales Charges accruing during such calendar month in respect of such Subject Fund between the Purchaser and the Seller (x) the amount of the Asset Based Sales Charges accrued during such calendar month in respect of such Subject Fund shall be deemed to be the total amount of the Asset Based Sales Charges that would have accrued in respect of such Subject Fund if no waiver of any Asset Based Sales Charges in respect of Purchaser’s New Shares had occurred, and (y) the Asset Based Sales Charges allocated to the Purchaser pursuant to this clause (C) shall be reduced by an amount equal to the Asset Based Sales Charges accrued during such calendar month in respect of such Subject Fund which were waived by the Purchaser under the Waiver Agreement.
          (D) In General. For purposes of the foregoing: (1) Shares will be deemed to be issued, redeemed, exchanged and converted to class A shares (including without limitation by each Sub-transfer Agent) in accordance with the rules used by the Transfer Agent for each Fund. All allocations included in this Exhibit E shall be reported in the relevant Purchaser Report and all computations required to confirm such allocations shall be included in the relevant Purchaser Report, the Transfer Agent Reports and the Sub-transfer Agent Reports delivered to the Program Agent; and (2) notwithstanding anything to the contrary set forth above: (i) all Shares of any Fund attributed to the Seller with reference to Commission Shares issued prior to the Inception Date for such Fund shall be deemed to have been redeemed at the point in time when the aggregate amount of the CDSCs and Asset Based Sales Charges theretofore allocated to the Seller in respect of such Shares shall equal the Maximum Aggregate Sales Charge Allowable in respect of the Shares of such Fund on the assumption that the only Commission Shares issued by such Fund were the Commission Shares of such Fund issued prior to the Inception Date for such Fund which were attributed to Seller through such point in time; and (ii) all Shares of any Fund attributed to the Purchaser shall be deemed to have been redeemed at the point in time when the Collection Agency Agreement terminates in accordance with Section 14 thereof.
          For purposes of paragraph (2) of clause (A) above, if the form of any Transfer Agent Report or the practices or capabilities of the Transfer Agent in respect of any Fund change after August 18, 2003 and as a result of such changes the attributions of Free Shares (other than Omnibus Shares) contemplated by paragraph (2) of clause (A) above no longer reach results which are consistent with the results obtained under this Exhibit E if the form of such Transfer

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Agent Report or the practices or capability of the Transfer Agent had not changed, then at the request of the Program Agent or the Seller, the Purchaser, the Program Agent and the Seller shall negotiate in good faith to cause the Transfer Agent to generate Transfer Agent Reports or to adjust the Allocation Procedures as may be necessary to reach results consistent with those that would have been produced if such report had not changed; provided, that if such parties cannot reach agreement on such modifications within a reasonable period of time after the date of any such change, the parties shall submit the question to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association and the decision reached by the arbitrator shall be final and binding on the parties hereto.

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EXHIBIT F
FORM OF TAKE-OUT NOTICE

[Date]
A I M Management Group Inc.
11 Greenway Plaza
Suite 1919
Houston, Texas 77046
A I M Distributors, Inc.
11 Greenway Plaza
Suite 1919
Houston, Texas 77046
Ladies and Gentlemen:
          Pursuant to that certain Third Amended and Restated Purchase and Sale Agreement dated as of August 18, 2003 (as amended and supplemented, the Purchase Agreement) among A I M Management Group Inc., A I M Distributors, Inc., A I M Advisors, Inc., INVESCO Funds Group, Inc., Citibank N.A. and the undersigned Citicorp North America, Inc., we hereby deliver this Take-out Notice advising you that the Purchaser completed a Take-out Transaction [stipulate transaction]. The “Take-out Adjustment Amount” in connection with such Take-out Transaction is $                    . Capitalized terms used herein and which are not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

Very truly yours,

CITICORP NORTH AMERICA, INC.,
as Program Agent

By:
Authorized Signatory
Acknowledged and agreed as of
the date first written above:

A I M MANAGEMENT GROUP INC.

By:
Authorized Signatory

A I M DISTRIBUTORS, INC.

By:
Authorized Signatory

Appendix A
to
Purchase and Sale Agreement
DEFINITIONS LIST
          The following terms have the respective meanings set forth below for all purposes of the Purchase Agreement, the Servicing Agreement, the Collection Agency Agreement and the exhibits and schedules thereto and the definitions of such terms are equally applicable both to the singular and plural forms of such terms.
          “AAI” shall mean A I M Advisors, Inc.
          “Addition Effective Date” shall have the meaning assigned to such term in Section 2.03 of the Purchase Agreement.
          “Additional Eligible Fund” shall mean any additional series of any Company:
(i) which shall have in full force and effect a distribution plan, advisory agreement and underwriting agreement, substantially identical to the comparable documents in respect of Shares of the Funds in effect on the date hereof and to the extent not substantially identical, which shall be in the form, scope and substance reasonably satisfactory to the Program Agent;
(ii) with respect to which the Distributor shall act as a principal underwriter and an Advisor shall act as investment adviser;
(iii) the fundamental investment objectives and policies of which shall be in compliance with all Applicable Law and fundamental investment objectives and policies of which shall be substantially comparable to the Fundamental Investment Objectives in respect of Shares of any Fund listed on Schedule II to the Purchase Agreement, including without limitation in respect of the risks associated with such fundamental investment objectives, and to the extent not substantially comparable, which shall be reasonably satisfactory to the Program Agent;
(iv) with respect to which the Distributor shall be entitled to receive CDSCs on terms substantially identical to those existing in respect of the Funds in effect on the date of the Purchase Agreement and to the extent not substantially identical, on terms which shall be reasonably satisfactory to the Program Agent;
(v) with respect to which there shall be in full force and effect an Irrevocable Payment Instruction which has been acknowledged and agreed to by the related Company and the Transfer Agent as contemplated thereby; and
(vi) in respect of which the Seller, the applicable Advisor or the Distributor shall have furnished to the Purchaser and the Program Agent: (A) a true and complete copy of the prospectus for such series; (B) a true and complete copy of the distribution plan in respect of such series; and (C) a true and complete copy of the underwriting agreement in respect of such series.
          “Additional Eligible Fund Addendum” shall mean the addendum substantially in the form of Exhibit D to the Purchase Agreement.
          “Adjustment Amount” shall have the meaning assigned to such term in the Allocation Procedures.
          “Adverse Claim” shall mean any Lien of any Person other than (i) any such right or claim of the Purchaser or the Program Agent created by or pursuant to the Purchase Agreement, and (ii) any Lien created by the Purchaser.
          “Adverse Effect” shall mean (i) any occurrence of, or any increase in, any Adverse Claim on the Purchased Receivables or the Collections, (ii) any occurrence of, or any increase in, any material claims, damages, losses, liabilities, expenses, obligations, penalties or disbursements of any kind or nature of the Purchaser or the Program Agent arising out of the transactions contemplated by the Facility Documents, (iii) any adverse effect upon the status of any transfer of any Receivables under the Program Documents as a True Sale, (iv) any adverse effect upon the Seller’s (as Servicer or otherwise), any Advisor’s, the Distributor’s or any Company’s ability to pay or perform any of its respective material obligations under any Facility Document in a timely manner, (v) any adverse effect on the status of the Receivables as Eligible Receivables, (vi) any adverse effect on the amount or timing of any payment of any Collections, (vii) any adverse effect on the timely receipt by the Collection Agent of any Collections in accordance with the terms of any Irrevocable Payment Instruction or any other Program Document, (viii) any adverse effect on the Purchaser’s right, title or interest in the Purchased Receivables, the Collections in respect thereto, the Collection Account, the Demand Deposit Account or the Ancillary Rights in respect of the Purchased Receivables, (ix) any material adverse effect on any of the other rights of the Purchaser or the Program Agent under the Facility Documents, or (x) any adverse effect on the remedies of the Purchaser or the Program Agent under any Facility Document.
          “Advisor” shall mean each of AAI and IFG, together with their respective permitted successors and assigns.
          “Advisory Agreement” shall mean with respect to any Fund, the agreement between the related Advisor and the related Company in respect of such Fund and any replacement agreement as may be adopted in the future, pursuant to which an Advisor provides investment advisory services to such Fund, as the same may be amended, supplemented, waived or modified from time to time.
          “Affiliate” of a referenced Person shall mean (a) another Person controlling, controlled by or under common control with such referenced Person, (b) any other Person beneficially owning or controlling ten percent (10%) or more of the outstanding voting securities or rights or of the interest in the capital, distributions or profits of the referenced Person, or (c) any officer (exclusive of a “ministerial officer” with no authority to bind a Person), director of

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or partner in the referenced Person; provided, however, the term “Affiliate” shall not be deemed to include any Company or any similar investment company or account for which the Seller and/or its Affiliates provide the type of services contemplated by the Distribution Plan, Underwriting Agreement or any Advisory Agreement. The terms “control”, “controlling”, “controlled” and the like shall mean the direct or indirect possession of the power to direct or cause the direction of the management or policies of a Person or the disposition of its assets or properties, whether through ownership, by contract, arrangement or understanding, or otherwise.
          “AIM GT Funds” shall have the meaning set forth in Amendment No. 1 to Facility Documents.
          “Allocation Notice” shall mean a written notice from the Program Agent to the Collection Agent (with a copy to each of the other parties hereto) stating funds are to be allocated in accordance with Section 4.3(a) of the Collection Agency Agreement on a more frequent basis, which notice shall specify the frequency of such allocation.
          “Allocation Procedures” shall mean the allocation procedures attached as Exhibit E to the Purchase Agreement.
          “Amendment No. 1 to Facility Documents” shall mean the Amendment No. 1 to Facility Documents dated as of September 8, 1998 among the Seller, the Purchaser and the Program Agent, as consented and agreed to by AAI.
          “Amendment No. 2 to Facility Documents” shall mean the Amendment No. 2 to Facility Documents dated as of September 1, 1999 among the Seller, the Purchaser, the Program Agent and the Collection Agent, as consented and agreed to by the Distributor and AAI.
          “Amendment No. 3 to Facility Documents” shall mean the Amendment No. 3 to Facility Documents dated as of December 14, 2000 among the Seller, the Distributor, AAI, the Purchaser, the Program Agent, and the Collection Agent.
          “Amendment No. 4 to Facility Documents” shall mean the Amendment No. 4 to Facility Documents dated as of August 24, 2001 among the Seller, the Distributor, AAI, the Purchaser, the Program Agent and the Collection Agent.
          “Amendment No. 5 to Facility Documents” shall mean the Amendment No. 5 to Facility Documents dated as of August 18, 2003 among the Seller, the Distributor, IFG, AAI, the Purchaser, the Program Agent and the Collection Agent.
          “Amortized Maximum Aggregate Sales Charge Allowable” shall mean with respect to the Receivables relating to any Fund as of any date of determination, (i) an amount equal to the Maximum Aggregate Sales Charge Allowable payable in respect of such Receivables, minus (ii) the aggregate amounts paid by the applicable Company and the holders of its Shares in respect of such Receivables.
          “Ancillary Rights” shall mean all of the Seller’s rights, remedies, title and interests in, to and under (i) the Transfer Agreement (other than its rights to payments from the applicable Companies and the holders of Shares of the Funds in respect of the Receivables relating to each

3

Fund and the Service Fee payable under the Distribution Plans and the Underwriting Agreements) and the other Facility Documents including, without limitation, the right to receive payments from the Distributor pursuant thereto, (ii) all UCC financing statements covering any of the foregoing, (iii) all Proceeds thereof, and (iv) all other rights the Seller may have in respect of the foregoing under Applicable Law.
          “Annual Computation Date” shall mean the last day of each twelve month period ending on the last day of each calendar month.
          “Annual Redemption Threshold” shall mean the first day during any twelve calendar month period on which the aggregate Net Asset Values (determined with respect to each redeemed Share as of the date of such redemption) of all Shares relating to Purchased Receivables, which were redeemed in Free Redemptions during the portion of such period up to and including the day in question, equals or exceeds the product of (a) the aggregate of the Net Asset Values relating to Shares of all Funds as of the Annual Computation Date in respect of such twelve calendar month period, and (b) two percent (2%).
          “Applicable Law” shall mean any Law of any Authority, whether domestic or foreign, including, without limitation, all federal and state banking or securities laws, to which the Person in question is subject or by which it or any of its property is bound.
          “Asset Based Sales Charge” shall have the meaning set forth in Section 2830(b)(8)(A) of the Conduct Rules.
          “Assignment Agreement” shall mean the Assignment Agreement dated as of June 1, 1998 between GT Global, Inc. and the Distributor.
          “Authority” shall mean any governmental or self-regulatory authority (including, without limitation, the NASD, the stock exchanges and the SEC), whether executive, legislative, judicial, regulatory, administrative or other, or any combination thereof, including, without limitation, any federal, state, territorial, county, municipal or other government or governmental or self-regulatory agency, arbitrator, board, body, branch, bureau, commission, corporation, court, department, instrumentality, master, mediator, panel, referee, system or other political unit or subdivision or other entity of any of the foregoing, whether domestic or foreign.
          “Authorized Representative” shall have the meaning assigned to such term in Section 4.3(f) of the Collection Agency Agreement.
          “Authorized Representative Certificate” shall have the meaning assigned to such term in Section 4.3(f) of the Collection Agency Agreement.
          “Bankruptcy Code” shall mean the United States Bankruptcy Code of 1978, as amended from time to time or any similar legislation of the United States enacted in substitution or replacement thereof.
          “Base Rate” shall mean, for any period, a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the higher of:

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          (a) the Prime Rate; and
          (b) 1/2 of one percent per annum above the Federal Funds Rate.
          “Board of Trustees” shall mean (i) in respect of any Fund relating to a Company that constitutes a trust, the board of trustees of such Fund, and (ii) in respect of any Fund relating to a Company that constitutes a corporation or limited liability company, the board of directors of such Fund.
          “Business Day” shall mean any day on which neither banks nor the New York Stock Exchange are not authorized or required to close in New York City.
          “Calculation Date” shall mean the last day of each calendar month.
          “Calculation Event” shall mean in respect of the ML Omnibus Shares in respect of any calendar month, the occurrence of any of the following events: (i) the Purchaser Report delivered in respect of such calendar month shall not be accompanied by a correctly completed ML Omnibus Redemption Report in respect of such ML Omnibus Shares, or (ii) the aggregate Adjustment Amounts for all Funds relating to all ML Omnibus Shares shall exceed three percent (3%) of the aggregate CDSCs remitted to the Collection Account during such calendar month.
          “Cash Equivalents” shall have the meaning assigned to such term in Section 4.4 of the Collection Agency Agreement.
          “CDSC” shall mean with respect to Shares of any Fund, the contingent deferred sales charges payable, either directly or by withholding from the proceeds of the redemption of the Shares of such Fund, by the shareholders of such Fund on any redemption of Shares of such Fund in accordance with the Distribution Plan, the Underwriting Agreement and the Prospectus relating to such Fund and in accordance with the Conduct Rules, as set forth in Schedule III to the Purchase Agreement.
          “Change in Control” shall mean a change in “control” within the meaning of Section 2(a)(9) of the Investment Company Act.
          “Citibank” shall mean Citibank, N.A.
          “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated and the rulings issued thereunder.
          “Collection Account” shall have the meaning assigned to such term in Section 4.1 of the Collection Agency Agreement.
          “Collection Agency Agreement” shall mean the Third Amended and Restated Collection Agency Agreement, dated as of August 18, 2003, among the Purchaser, the Program Agent, the Seller and the Collection Agent, as the same may from time to time be amended, supplemented, waived or modified.

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          “Collection Agent” shall mean Deutsche Bank Trust Company Americas, as collection agent under the Collection Agency Agreement, together with its successors and assigns.
          “Collection Agent Fee” shall have the meaning assigned to such term in Section 13 of the Collection Agency Agreement.
          “Collections” shall mean (i) all amounts paid or payable by each Company in respect of the Purchased Receivables relating to each Fund and by each shareholder of each Fund in respect of the Purchased Receivables relating to such Fund (including all CDSCs payable by such shareholders and withheld from redemption proceeds payable to such shareholder by the applicable Company) and all amounts payable by the Distributor, the Seller and any Advisor to the Purchaser or the Program Agent under the Program Documents in respect of any Purchased Receivables or in connection with the Ancillary Rights related thereto; and (ii) all Proceeds of the foregoing, including, without limitation, all amounts in or to the credit of the Collection Account payable to the Purchaser in accordance with the terms of the Collection Agency Agreement.
          “Commission Share” shall mean, in respect of any Fund, (i) each Share of such Fund which is issued under circumstances which would normally give rise to an obligation of the holder of such Share to pay a CDSC upon redemption of such Share, including, without limitation, any Share of such Fund issued in connection with a Permitted Free Exchange, and any such Share shall not cease to be a Commission Share prior to the redemption (including a redemption in connection with a Permitted Free Exchange) or conversion even though the obligation to pay the CDSC shall have expired or conditions for waivers thereof shall exist, and (ii) the Seed Shares of such Fund.
          “Company” shall mean each investment company registered with the SEC under the Investment Company Act specified on Schedule II to the Purchase Agreement, as the same may be deemed supplemented pursuant to Section 2.03 of the Purchase Agreement.
          “Complete Termination” shall, in respect of the Distribution Plan in respect of the Shares of any Fund, (i) have the meaning assigned to such term in such Distribution Plan in effect on the date hereof, or (ii) shall mean a complete termination of such Distribution Plan, which results solely from a change in generally Applicable Law or an industry-wide action by the SEC after October 31, 2000; provided, however, that in respect of clauses (i) and (ii) above such termination occurs despite the Seller’s, each Advisor’s, the Distributor’s and their Affiliate’s full compliance with their respective obligations under the Facility Documents.
          “Conduct Rules” shall mean the Conduct Rules of the NASD, including without limitation Section 2830, thereof, as amended, and the rules, regulations and interpretations of the NASD in respect thereto.
          “Conversion Feature” shall mean with respect to any Share of any Fund, a mandatory or elective provision (including, without limitation, a provision which permits or requires such Share to be converted into a share of a different class) which may result in a reduction or termination of any amount owing from the related Company in respect of such

6

Share or the shareholder in respect of the Receivable relating to such Share (or the Share obtained by virtue of a conversion of such Share) at some point in the future.
          “Date of Original Issuance” shall mean in respect of any Commission Share of any Fund, the date with reference to which the amount of the CDSC payable on redemption thereof, if any, is computed.
          “Debt” of any Person shall mean at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, (iv) all obligations of such Person as lessee under leases or other agreements which have been or should be included in determining total liabilities in accordance with GAAP, (v) liabilities in respect of unfunded benefits under any Plan, and (vi) all Secured or Guaranteed Debt.
          “Demand Deposit Account” shall have the meaning assigned to such term in Section 4.1 of the Collection Agency Agreement.
          “Deposited Funds” shall mean, all funds at any time and from time to time on deposit in or otherwise to the credit of the Collection Account, including without limitation, the Cash Equivalents.
          “Distribution Plan” shall mean with respect to the Receivables relating to any Fund the distribution plan of the related Company in respect thereto pursuant to which Shares of such Fund are distributed by the Distributor, as the same may be amended, supplemented, waived or modified from time to time in accordance with the Facility Documents, and provided no Complete Termination has occurred, any successor or replacement distribution plan.
          “Distributor” shall mean A I M Distributors, Inc., together with its permitted successors and assigns.
          “Dollars” and “$” shall mean lawful money of the United States of America.
          “E-Mail Report” shall have the meaning specified in Section 3.01(b) of the Servicing Agreement.
          “Eligible Receivable” shall mean a Receivable: (a) which constitutes an “account” or “general intangible”, as such terms are defined in the UCC of all jurisdictions the laws of which are applicable for determining whether the interests created by the Facility Documents are perfected; (b) which is denominated and payable in Dollars; (c) which constitutes a legal, valid and binding contractual obligation of the obligor thereof which is fully earned and vested, not executory and is not subject to a dispute, offset, counterclaim, defense or Adverse Claim whatsoever, except as enforceability may be limited by applicable bankruptcy laws and other similar laws affecting the rights and remedies of creditors generally and equitable principles whether considered in a proceeding in equity or law; (d) which does not contravene any Applicable Law; (e) with respect to which the related Share does not have a Conversion Feature other than a Permitted Conversion Feature, (f) such share is not an Excluded Share, and (g) if the Share relating to such Receivable is a Commission Share, the terms under which the

7

CDSC relating thereto are payable are set forth on Schedule III to the Purchase Agreement and such CDSC is calculated by applying the percentages set forth in such Schedule III to the lower of the Net Asset Value of the related Share at the time such Share was issued and the Net Asset Value of the related Share at the time such Share is redeemed.
          “Event of Termination” shall have the meaning specified in Section 6.01 of the Purchase Agreement.
          “Exchange Act” shall mean the Securities Exchange Act of 1934, and the rules and regulations of the SEC thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.
          “Exchange Share” shall mean, in respect of any Fund, Shares of such Fund that were issued in a Permitted Free Exchange of Shares of any other Fund.
          “Excluded Share” shall mean, in respect of any Fund, (i) each Share of such Fund issued on or after September 1, 1998 in connection with an exchange of a share of the AIM Floating Rate Fund, a closed-end mutual fund, in accordance with the prospectus of the AIM Floating Rate Fund, (ii) each Share issued by the Fund in a Permitted Free Exchange for a Share derived from a Share described in clause (i) above, and (iii) each Seed Share issued by such Fund.
          “Existing AIM Purchase Agreement” shall have the meaning as set forth in the recitals to the Purchase Agreement.
          “Existing INVESCO Purchase Agreement” shall have the meaning as set forth in the recitals to the Purchase Agreement.
          “Existing Purchase Agreements” shall mean the Existing AIM Purchase Agreement and the Existing INVESCO Purchase Agreement.
          “Facility Documents” shall mean each Underwriting Agreement, each Distribution Plan, each Prospectus, the Purchase Agreement, Amendment No. 1 to Facility Documents, Amendment No. 2 to Facility Document, Amendment No. 3 to Facility Documents, Amendment No. 4 to Facility Documents, Amendment No. 5 to Facility Documents, the First Facility Amendment, the Waiver Agreement, the Servicing Agreement, the Collection Agency Agreement, the Assignment Agreement, the Transfer Agreement, each Advisory Agreement, each Transfer Agent’s Agreement and the Irrevocable Payment Instructions, all agreements expressly referred to herein and all exhibits, schedules and annexes thereto.
          “Federal Funds Rate” shall mean, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on

8

such transactions received by Citibank from three Federal funds brokers of recognized standing selected by it.
          “First Facility Amendment” shall mean the First Facility Amendment dated as of July 1, 2003 among IFG, IDI, the Distributor, the Purchaser and the Program Agent.
          “Floating Rate Fund Exchange Share” shall mean, in respect of any Fund, (i) each Share of such Fund other than Excluded Shares issued in connection with an exchange of a share of the AIM Floating Rate Fund, a closed-end mutual fund, in accordance with the prospectus of the AIM Floating Rate Fund, and (ii) each Share issued by the Fund in a Permitted Free Exchange for a Share derived from a Share described in clause (i) above.
          “Free Appreciation Share” shall mean, in respect of any Fund, Shares of such Fund that were issued in a Permitted Free Exchange of Shares of any other Fund, which represent the appreciated value of such Shares of another Fund over the initial purchase price paid for such Shares of such other Fund.
          “Free Exchange Transaction” shall mean a transaction in which Shares of one Fund (the “Redeeming Fund”) are exchanged for Shares of another Fund (the “Issuing Fund”) where, pursuant to the applicable constituent documents of the Issuing Fund, the Shares issued by the Issuing Fund in exchange for the Shares of the Redeeming Fund, are deemed to have been acquired at the time when the exchanged Shares of the Redeeming Fund were acquired (or deemed to have been acquired).
          “Free Redemptions” shall mean a redemption of Shares of any Fund (other than Reinvested Shares and Free Appreciation Shares of such Fund) by a shareholder of such Fund under any arrangement which relieves or defers, in whole or in part, such shareholder’s obligation to pay the maximum CDSC which would have been payable in the absence of such arrangement by any other shareholder of such Fund redeeming a Share of such Fund that had been held by such other shareholder for the same period the Shares of such Fund had been held by the shareholder in question, including, without limitation, (i) arrangements pursuant to which certain Persons are entitled to acquire Shares of such Fund under circumstances in which no CDSCs will be payable by them, and (ii) arrangements pursuant to which CDSCs are deferred in connection with the redemption of Shares of such Fund because the redeeming shareholder is reinvesting all or a portion of the proceeds of such redemption in shares of another fund; provided, however, that the term “Free Redemptions” shall not include any Permitted Free Exchanges.
          “Free Share” shall mean, in respect of any Fund, each Share of such Fund other than a Commission Share, including, without limitation, any Reinvested Share.
          “Fund” shall mean each separate series of a Company specified on Schedule II to the Purchase Agreement, as the same may be deemed supplemented pursuant to Section 2.03 of the Purchase Agreement.
          “Fundamental Investment Objectives” shall mean, with respect to any Fund, the Fundamental Investment Objectives of such Fund specified in Schedule IV to the Purchase

9

Agreement, as the same may be amended or modified with prior written consent of the Program Agent.
          “Funding Notice” shall mean a written notice substantially in the form attached to as Exhibit A-2 to the Purchase Agreement.
          “Funding Period” shall mean each week commencing with Monday and ending on Sunday; provided that the initial Funding Period shall commence on the initial Purchase Date and shall end the following Sunday and the final Funding Period shall end on the Termination Date.
          “GAAP” shall mean generally accepted accounting principles in the United States, in effect from time to time, consistently applied.
          “Governmental Authorizations” shall mean all franchises, permits, licenses, approvals, consents and other authorizations of any kind of all Authorities.
          “Governmental Filings” shall mean all filings, including franchise and similar tax filings, and the payment of all fees, assessments, interests and penalties associated with such filings with all Authorities.
          “Guarantee” by any Person shall mean any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” used as a verb has a corresponding meaning.
          “IDI” shall mean INVESCO Distributors, Inc.
          “IFG” shall mean INVESCO Funds Group, Inc.
          “Inception Date” shall mean, with respect to any Fund, the first date upon which Shares of such Fund were issued in a transaction taken into account in computing the Purchase Price paid on any Purchase Date in respect of Receivables of such Fund.
          “Investment Advisers Act” shall mean the Investment Advisers Act of 1940, as amended, and the rules and regulations of the SEC thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.
          “Investment Company Act” shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder, all as from time to time in effect,

10

or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.
          “Investment Earnings” shall mean as of any Monthly Settlement Date, the interest and income resulting from the investment performance of the Cash Equivalents (taken as a whole), if any, for the period from and including the immediately preceding Monthly Settlement Date to and excluding the Monthly Settlement Date in question.
          “Investment Losses” shall mean as of any Monthly Settlement Date, the losses resulting from the investment performance of the Cash Equivalents (taken as a whole), if any, for the period from and including the immediately preceding Monthly Settlement Date to and excluding the Monthly Settlement Date in question.
          “Irrevocable Payment Instruction” shall mean the Distributor’s irrevocable payment instruction to each Company and the Transfer Agent in respect of each Fund, in the form of Exhibit C to the Purchase Agreement.
          “Issue Price” shall mean, with respect to any Fund, the gross public offering price of the Shares of such Fund as reported by the Transfer Agent for such Fund on the date of issuance of such Shares.
          “Law” shall mean any (a) judicial, executive, legislative, administrative or other action, code, consent decree, constitution, decree, directive, enactment, finding, guideline, law, injunction, interpretation, judgment, order, ordinance, policy statement, proclamation, promulgation, regulation, requirement, rule, rule of law, rule of public policy, settlement agreement, statute, or writ, of any Authority, whether domestic or foreign, and whether or not having the force of law, or any particular section, part or provision thereof, (b) common law or other legal precedent, or (c) arbitrator’s, mediator’s or referee’s decision, finding, award or recommendation, or, in any case, any particular section, part or provision thereof.
          “Lien” shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien or security interest (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction), or other charge or encumbrance, including the retained security title of a conditional vendor or lessor.
          “Liquidation Plan” shall mean with respect to any Company or any Fund, a plan of dissolution or liquidation, a plan to dispose of a substantial portion of its assets out of the ordinary course of business (except in connection with a Permitted Merger) or any other plan of action with similar effect.
          “Master Trust” shall mean any trust or other special purpose entity to which any interest in any of the Purchased Receivables relating to any Fund or the right to receive any Collections with respect thereto has been transferred in connection with a Take-out Transaction.

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          “Master Servicer” shall mean Citicorp North America, Inc., in its capacity as master servicer for the Master Trusts, together with its successors and assigns.
          “Maximum Aggregate Sales Charge Allowable” shall mean with respect to the Receivables relating to any Fund the maximum Asset Based Sales Charge which may be paid by the related Company, in respect of such Fund to the Distributor pursuant to the Underwriting Agreement, the Distribution Plan and the Prospectus, together with interest thereon at the Maximum Interest Allowable, relating to such Fund and pursuant to the “maximum sales charge rule” set forth in Section 2830 of the Conduct Rules, assuming the related Company, in respect of such Fund pays a separate Service Fee, unreduced by payments theretofore made in respect thereof by such Company, in respect of such Fund.
          “Maximum Interest Allowable” shall mean the maximum interest which may be taken into account under Section 2830 of the Conduct Rules in computing the Maximum Aggregate Sales Charge Allowable.
          “ML Omnibus Redemption Report” shall mean the Sub-transfer Reportwhich details CDSC collections and Share redemptions, substantially in the form provided to the Program Agent on June, 2003.
          “ML Omnibus Shares” shall mean in respect of any Fund, Omnibus Shares of such Fund held in the name of the Merrill Lynch, Pierce, Fenner & Smith Street account on the records of the Transfer Agent.
          “Monthly Settlement Date” shall mean the twelfth (12th) Business Day of each calendar month during the term of the Purchase Agreement.
          “Moody’s” shall mean Moody’s Investors Service, Inc., together with its successors and assigns.
          “NASD” shall mean NASD, Inc. or any successor entity or entities.
          “Net Asset Value” shall mean, (i) with respect to any Fund, as of the date any determination thereof is made, the net asset value allocated to Shares of such Fund computed in the manner such value is required to be computed by the applicable Company, in respect of such Fund in its reports to its shareholders, and (ii) with respect to any Share of such Fund as of any date, the quotient obtained by dividing the net asset value of such Fund (as computed in accordance with clause (i) above) as of such date allocated to the Shares of such Fund (in accordance with the Distribution Plan, the Underwriting Agreement and the Prospectus) by the number of Shares of such Fund outstanding on such date.
          “Non-Omnibus Shares” shall mean, in respect of any Fund, all Shares of such Fund which are not Omnibus Shares.
          “Normal Distributions” shall mean, in respect of any Fund for any taxable year, (a) distributions out of “investment company taxable income”, (b) “exempt-interest dividends” and (c) “capital gain dividends,” of such Fund, in each case, as such terms are used in Section 852 of the Code; but only to the extent any gains giving rise to the distributions and dividends

12

described in clauses (a) and (c) arose in the ordinary course of such Fund’s investment activities (including shifts in the proportion of assets held in cash or cash equivalents) and in accordance with such Fund’s Fundamental Investment Objectives as the same may be amended, supplemented or replaced in accordance with the Program Documents (it being understood that this clause (c) includes gains resulting from sales to raise funds to satisfy shareholder redemption requests made in the ordinary course of business).
          “Omnibus Account” shall mean, in respect of any Fund, any account maintained by the Transfer Agent reflecting the record ownership of Shares of such Fund by a Person who maintains sub-transfer agency records reflecting the actual beneficial ownership of such Shares in other Persons.
          “Omnibus Shares” shall mean, in respect of any Fund, the Shares of such Fund held in the name of a broker-dealer street account on records maintained by the Transfer Agent and for which such broker-dealer provides sub-transfer agency services.
          “Permitted Banks” shall have the meaning assigned to such term in Section 4.4(a)(iv) of the Collection Agency Agreement.
          “Permitted Change in Control” shall mean any Change in Control relating to the Seller, the Distributor or any Advisor which satisfies the conditions specified in Schedule VI to the Purchase Agreement.
          “Permitted Conversion Feature” shall mean with respect to any Share of any Fund, a Conversion Feature in respect of such Fund which, by its terms, may not become effective prior to the eighth year anniversary (seventh year anniversary in respect of any Share of the AIM Global Trends Fund issued prior to May 29, 1998) of the issuance of such Share or, if such Share constitutes an Exchange Share, of the Share from which such Exchange Share derives; provided, that Free Shares of any holder relating to any Fund shall convert in proportion to the number of Shares (other than Free Shares) of that holder in such Fund being converted on such date.
          “Permitted Designee” shall mean, (a) the Program Agent and the Purchaser, and (b) any officer, partner, employee, agent, representative, legal counsel, auditors or trustee designated by the Purchaser or the Program Agent, as the case may be, which has agreed to be bound by confidentiality undertakings in substance comparable to Section 9.10 of the Purchase Agreement; provided, however, that any such designee appointed by the Program Agent or the Purchaser shall not, without the consent of the Seller, be the principal underwriter of class B shares of mutual funds.
          “Permitted Free Exchange” shall mean any exchange of Shares of one Fund (the “Redeeming Fund”) for Exchange Shares and, perhaps Free Appreciation Shares of another Fund (the “Issuing Fund”), where, pursuant to the applicable constituent documents of the Issuing Fund: (i) Exchange Shares of the Issuing Fund are deemed for all purposes (including the computation of the amount of, and timing of payment of the related CDSC) to have been acquired at the time when the exchanged Shares of the Redeeming Fund were acquired (or deemed to have been acquired) by the holder thereof; (ii) the exchanging shareholder becomes

13

obligated to pay to the Issuing Fund the same CDSC in respect of the Exchange Shares of the Issuing Fund and on the same terms as such holder was obligated to pay to the Redeeming Fund in respect of the Shares of the Redeeming Fund so exchanged; (iii) the date upon which such Exchange Shares of the Issuing Fund received in the Exchange are converted pursuant to the Permitted Conversion Feature is the same as the date the exchanged Shares of the Redeeming Fund were to be converted pursuant to the Permitted Conversion Feature of the exchanged Shares; provided, however, that an Exchange Share issued in respect of a Share of AIM Global Trends Fund which was issued prior to May 29, 1998 shall have the Permitted Conversion Feature of the Fund issuing such Exchange Share; (iv) the Maximum Aggregate Sales Charge Allowable in respect of the Issuing Fund pursuant to the Underwriting Agreement, the Distribution Plan and the Prospectus of the Issuing Fund is increased on the effective date of the exchange by 6.25% (or the then Maximum Asset Based Sales Charge payable by the related Company) of the Net Asset Value on such exchange date of the Shares of the Redeeming Fund being so exchanged; provided, that the amount of such increase shall not exceed the Amortized Maximum Aggregate Sales Charge Allowable of the Redeeming Fund immediately prior to the exchange; (v) the Amortized Maximum Aggregate Sales Charge Allowable in respect of the Redeeming Fund is reduced by the same amount as the Maximum Aggregate Sales Charge Allowable in respect of such Issuing Fund is increased; and (vi) both the redemption of the Shares of the Redeeming Fund so exchanged and the issuance of the Shares of the Issuing Fund are effected at the Net Asset Value of such Shares at the date of the exchange without any reduction for fees or expenses attributable to such exchange.
          “Permitted Merger” shall mean a transfer of assets, merger or consolidation of two or more Funds: (i) pursuant to which all of the assets of the participating Funds are transferred to the surviving Fund, (ii) pursuant to which the surviving Fund assumes substantially all obligations of the participating Funds, and all of the obligations of the participating Funds in respect of or relating to the Purchased Receivables, (iii) which is carried out in a manner so that the Distribution Plan of each of the participating Funds is continued as part of the Distribution Plan of the surviving Fund without affecting the rights of the Distributor in respect of the Purchased Receivables relating to the participating Funds, and (iv) which could not otherwise reasonably be expected to have an Adverse Effect.
          “Person” shall mean an individual or a corporation (including a business trust), partnership, trust, incorporated or unincorporated association, cooperative, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind.
          “Post-Default Rate” shall mean in respect of any amount not paid when due, a rate per annum during the period commencing on the due date thereof until such amount is paid in full equal to the Base Rate as in effect from time to time plus two percent (2%).
          “Prime Rate” shall mean the rate of interest from time to time announced by Citibank at its Principal Office as its prime commercial lending rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer.

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          “Principal Office” shall mean the principal office of Citibank presently located at 399 Park Avenue, New York, New York.
          “Private Authorizations” shall mean all franchises, permits, licenses, approvals, consents and other authorizations of all Persons (other than Authorities) including, without limitation, those with respect to trademarks, service marks, trade names, copyrights, computer software programs and technical and other know-how.
          “Proceeds” shall have, with reference to any property or asset, the meaning assigned to such term under the UCC and, in any event, shall include, but not be limited to, whatever is received upon the sale, exchange, collection or other disposition of such property or asset and any and all amounts from time to time paid or payable under or in connection with such property or asset.
          “Program Agent” shall mean Citicorp North America, Inc., as agent for the Purchaser under the Purchase Agreement, the Collection Agency Agreement and the Servicing Agreement, together with its successors and assigns.
          “Program Documents” shall mean the Facility Documents, the CDSC arrangements applicable to the holders of the Shares, and the other agreements, documents and instruments entered into or delivered by the Seller, the Distributor or any Advisor, in connection therewith, as the same may from time to time be amended, supplemented, waived or modified.
          “Program Termination Date” shall mean the earlier of (i) the date upon which all Shares of all Funds which relate to Purchased Receivables have been redeemed or converted pursuant to a Permitted Conversion Feature and all amounts owing from the Seller under the Program Documents have been paid in full, and (ii) the date upon which the Unamortized Gross Purchase Amount in respect of Purchased Receivables relating to all Funds has been reduced to zero and all amounts owing from the Seller under the Program Documents have been paid in full. For the avoidance of doubt, the Seller shall not be required to determine the Unamortized Gross Purchase Amount until such time as the Seller shall deem it necessary for the purpose of determining whether the Program Termination Date has occurred.
          “Prospectus” shall mean with respect to any Fund the prospectus filed with the SEC as a part of the related Company’s Registration Statement on Form N-1A, as amended, and shall include, without limitation, the Statement of Additional Information included in such Registration Statement.
          “Purchase Agreement” shall mean the Third Amended and Restated Purchase and Sale Agreement dated as of August 18, 2003 among the Seller, the Distributor, the Advisors, the Purchaser and the Program Agent, as the same may from time to time be amended, supplemented, waived or modified.
          “Purchase Date” shall mean with respect to the Receivables relating to any Fund, each purchase date set forth in the Purchase Notice. In the event that a Purchase Date shall fall upon a day which is not a Business Day, the Purchase Date shall be the Business Day next following the date on which the Purchase Date would otherwise have occurred.

15

          “Purchase Limit” shall mean $100,000,000, or such other amount as shall be agreed upon in writing by the Program Agent and the Seller; provided, that on and after the Termination Date the Purchase Limit shall be deemed to be zero for all purposes of the Purchase Agreement.
          “Purchase Notice” shall mean the notice substantially in the form of Exhibit A to the Purchase Agreement, from the Seller to the Program Agent specifying (i) the Purchase Date, (ii) the Purchase Price for the Receivables relating to each Fund payable on such Purchase Date, (iii) the Sale Cutoff Date relating to the Receivables of each Fund, and (iv) the computation of each such Purchase Price in reasonable detail.
          “Purchase Period” shall mean with respect to any Purchase Date for Receivables relating to any Fund the period specified in the Purchase Notice delivered in respect of such Purchase Date, which shall be the period on or prior to the Sale Cutoff Date for the Receivables relating to such Fund set forth in such Purchase Notice and after (i) in respect of the initial Purchase Date for such Receivables, (x) the inception date of such Fund if all of the outstanding Shares of such Fund were issued on or after May 2, 1995, or (y) the date specified in such Purchase Notice for such Fund if any outstanding Shares of such Fund where issued prior to May 2, 1995, and (ii) in respect of any Purchase Date after the initial Purchase Date of such Receivables, the immediately preceding Sale Cutoff Date for the Receivables relating to such Fund.
          “Purchase Price” shall mean with respect to the Receivables relating to any Fund to be purchased on any Purchase Date, an amount equal to the product of (A) the then applicable Purchase Price Percentage relating to such Fund, and (B) the total Issue Price of the Shares of such Fund sold during the Purchase Period for such Purchase Date; provided, however, that in the event that the Seller has received any amount in respect of the Sales Charges relating to any Receivables proposed to be purchased hereunder, the Purchase Price for such Receivables shall be adjusted as agreed to by the Program Agent and the Seller in order to reflect the reduced amount payable to the Purchaser in respect of such Sales Charges and notwithstanding anything in this Agreement to the contrary the Purchaser shall have no obligation to purchase any such Receivables under this Agreement until such reduced Purchase Price has been so agreed upon.
          “Purchase Price Percentage” shall mean the applicable percentage specified in that certain letter agreement dated as of August 18, 2003 between the Seller and the Program Agent.
          “Purchased Receivables” shall mean with respect to any Fund, as of any date, the Receivables allocated to Purchaser in accordance with the Allocation Procedures.
          “Purchaser” shall mean Citibank, together with its successors and assigns.
          “Purchaser Report” shall mean the report in substantially the form of Schedule I to the Purchase Agreement.
          “Purchaser’s Asset Based Sales Charge Portion” shall mean the portion of the Purchased Receivables constituting Asset Based Sales Charges allocable to the Purchaser pursuant to the Allocation Procedures.

16

          “Purchaser’s Assumed Yield” shall mean as of the date of any determination, an amount (computed on a daily average basis on the basis of actual days elapsed in a year of 365 days) equal to the Purchaser’s Assumed Yield Rate on the Unamortized Aggregate Purchase Price on such date.
          “Purchaser’s Assumed Yield Rate” shall mean a rate equal to the Prime Rate plus one percent (1%) per annum.
          “Purchaser’s CDSC Portion” shall mean the portion of Receivables constituting CDSCs allocable to the Purchaser pursuant to the Allocation Procedures.
          “Purchaser’s Investment Earnings” shall have the meaning assigned to such term in Section 4.3(e) of the Collection Agency Agreement.
          “Purchaser’s New Shares” shall have the meaning assigned to such term in the Waiver Agreement.
          “Purchaser’s Portion” shall mean the sum of (i) Purchaser’s CDSC Portion, (ii) Purchaser’s Asset Based Sales Charge Portion, (iii) the Purchaser’s Investment Earnings, and (iv) all other amounts (other than the Seller’s Portion) to which the Purchaser is entitled under the Program Documents which are deposited in the Collection Account.
          “Purchaser’s Remittance Account” shall mean the account of the Purchaser (Acct. No. 3885-8117, ABA No. 021000089) maintained with Citibank or such other account as the Purchaser shall designate in writing.
          “Receivables” shall mean with respect to each Fund, all of the rights under the related Underwriting Agreement, the related Distribution Plan, the related Prospectus and in accordance with the applicable Conduct Rules to receive amounts paid or payable in respect of Asset Based Sales Charges (including interest at the Maximum Interest Allowable) and CDSCs, in each case in respect of the issuance by such Fund of Shares and in respect of Shares of any other Fund acquired in any Permitted Free Exchange of shares of the Fund in question, including, without limitation, any similar amount paid or payable under any replacement Underwriting Agreement, Distribution Plan, Prospectus or the Conduct Rules, and any continuation payments in respect thereof paid or payable by the related Company in respect of Shares of such Fund in the event of a termination of the related Distribution Plan or the related Underwriting Agreement; it being understood that such term does not include the Service Fee payable pursuant to the related Underwriting Agreement, the related Distribution Plan, the Prospectus and the Conduct Rules.
          “Reinvested Share” shall mean, in respect of any Fund, a Share which is issued by such Fund as a result of the reinvestment of dividends or other distributions, whether ordinary income, capital gain or exempt-interest dividends or other distributions, of such Fund.
          “Related Collections” shall mean (i) all amounts paid or payable by the applicable Company in respect of the Receivables relating to each Fund and by each shareholder of each Fund in respect of Receivables relating to such Fund (including all CDSCs payable by such shareholders and withheld from redemption proceeds payable to such shareholders by the

17

applicable Company for payment to the Distributor and excluding Service Fees) and (ii) all Proceeds of the foregoing, excluding, in the case of (i) and (ii) above, all Collections.
          “S&P” shall mean Standard & Poor’s Ratings Services, together with its successors and assigns.
          “Sales Charge” shall have the meaning set forth in Section 2830 of the Conduct Rules, it being understood that such term does not include any Service Fee.
          “Sale Cutoff Date” shall mean with respect to any Fund, the last date upon which Shares of such Fund were issued in a transaction taken into account in computing the Purchase Price paid on any Purchase Date in respect of the Receivables of such Fund.
          “SEC” shall mean the United States Securities and Exchange Commission or any other governmental authority of the United States of America at the time administrating the Securities Act, the Investment Company Act or the Exchange Act.
          “Secured or Guaranteed Debt” of any Person shall mean at any date, (i) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (ii) all Debt of others in respect of which such Person has issued a Guarantee.
          “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provisions shall be deemed to be a reference to any successor statutory or regulatory provision.
          “Seed Share” shall mean in respect of a Fund, each Share of such Fund (i) which does not have a CDSC, but which does not constitute a Free Share, and (ii) which was issued to the Seller or an Affiliate of the Seller prior to the initial public offering of the Shares of such Fund.1
          “Seller” shall mean A I M Management Group Inc., together with its permitted successors and assigns.
          “Seller’s Account” shall mean the account of the Seller maintained by Bank One, ABA No.: 071000013, Acct. No.: 1061803, Ref. A I M Management Group or such other account as the Seller shall designate in writing to the Program Agent and the Collection Agent.
          “Seller’s Asset Based Sales Charge Portion” shall mean the portion of Receivables constituting Asset Based Sales Charges allocable to the Seller pursuant to the Allocation Procedures.
          “Seller’s CDSC Portion” shall mean the portion of Receivables constituting CDSCs allocable to the Seller pursuant to the Allocation Procedures.

[1]	The documents assume that the Seed Shares will never be exchanged into another Fund.

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          “Seller’s Class A and C CDSC Portion” shall mean the contingent deferred sales charges payable with respect to Class A and C shares of the Funds held in the name of Merrill Lynch, Pierce, Fenner & Smith Street Account on records maintained by the Transfer Agent. For the avoidance of doubt, the Seller’s CDSC Portion does not include the Seller’s Class A and C CDSC Portion.
          “Seller’s Investment Earnings” shall have the meaning assigned to such term in Section 4.3(e) of the Collection Agency Agreement.
          “Seller’s Portion” shall mean the sum of (i) Seller’s CDSC Portion, (ii) Seller’s Asset Based Sales Charge Portion, and (iii) Seller’s Investment Earnings.
          “Selling Agent” shall mean each Person which acts as direct or indirect distributor, underwriter, broker, dealer or agent for the Shares of a Fund together with its successors and assigns.
          “Selling Agent’s Agreement” shall mean each agreement pursuant to which a Person undertakes to act as Selling Agent in respect of the Shares of any Fund, as the same may from time to time be amended, supplemented, waived or modified.
          “Service Fee” shall have the meaning set forth in Section 2830(b)(9) of the Conduct Rules.
          “Servicer” shall mean A I M Management Group Inc., in its capacity as servicer under the Servicing Agreement, together with its permitted successors and assigns.
          “Servicing Agreement” shall mean the Third Amended and Restated Servicing Agreement dated as of August 18, 2003 among the Purchaser, the Program Agent and the Servicer, as the same may from time to time be amended, supplemented, waived or modified.
          “Servicing Fee” shall have the meaning assigned to such term in the Servicing Agreement.
          “Shares” shall mean in respect of any Fund, any class of shares of such Fund which are specified on Schedule II to the Purchase Agreement, as the same may be deemed supplemented pursuant to Section 2.03 of the Purchase Agreement.
          “Significant Affiliates” shall mean (i) any corporation or holding company or similar entity which after the date hereof owns or controls the majority of the outstanding voting securities of the Seller or any Advisor, or (ii) any Affiliate of the Seller or any Advisor which is a subsidiary of the Seller if the Seller’s or such Advisor’s beneficial interest in the total assets of such subsidiary is equal to or greater than five percent (5%) of the total assets of the Seller or such Advisor, and in any event in respect of the Seller shall include the Distributor and the Transfer Agent.
          “SIPA” shall mean the Securities Investor Protection Act of 1970, as amended from time to time and the regulations promulgated and the rulings issued thereunder.

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          “Specified Sub-transfer Agent” shall have the meaning assigned to such term in the Irrevocable Payment Instruction.
          “Sub-transfer Agent” shall mean, in respect of any Fund, the record owner of any Omnibus Account.
          “Sub-transfer Agent Report” shall mean in respect of any Sub-transfer Agent, the monthly and daily reports of such Sub-transfer Agent relating to the Omnibus Shares for which sub Sub-transfer Agent provides sub-transfer agency functions, including without limitation the ML Omnibus Redemption Report, the forms of which have each been approved in writing by the Program Agent.
          “Take-out Adjustment Amount” shall mean in connection with a Take-out Transaction, the amount by which the Purchaser’s capacity to purchase Receivables has been increased as a result of such Take-out Transaction, as set forth in the related Take-out Notice.
          “Take-out Notice” shall mean a notice from the Program Agent to the Seller, substantially in the form attached as Exhibit F to the Purchase Agreement, stating that the Purchaser has completed a Take-out Transaction and specifying the related Take-out Adjustment Amount.
          “Take-out Transaction” shall mean any transaction pursuant to which the Purchaser (including, without limitation, any Master Trust which obtains such interest directly or indirectly from the Purchaser) sells or otherwise transfers, participates or causes to be sold, transferred or participated interests in the Purchased Receivables relating to any Fund (including, without limitation, the right to receive any portion of any Collections) to any Person, including a Master Trust which publicly or privately sells debt instruments and/or certificates or other instruments representing ownership interests in such Master Trust or interests in any Purchased Receivables relating to any Fund (including, without limitation, any right to receive any portion of any Collections).
          “Termination Date” shall mean December 14, 2003 or such later date as shall be agreed to in writing by the parties to the Purchase Agreement and such earlier date as the Purchase Agreement shall terminate pursuant to Section 6.01 of the Purchase Agreement.
          “Transfer Agent” shall mean (i) prior to October 1, 2003, A I M Fund Services, Inc. and INVESCO Funds Group, Inc., as the case may be, and (ii) on or after October 1, 2003, A I M Fund Services, Inc., in each case in its capacity as transfer agent for the Funds, together with their permitted successors and assigns in such capacity.
          “Transfer Agent Reports” shall mean in respect of any Transfer Agent, the monthly and daily reports of such Transfer Agent relating to the Non-Omnibus Shares for which such Transfer Agent provides transfer agency functions, the forms of which have each been approved in writing by the Program Agent.
          “Transfer Agent’s Agreement” shall mean each agreement pursuant to which the Transfer Agent undertakes to act as transfer agent for any Fund, as the same may from time to time be amended, supplemented, waived or modified.

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          “Transfer Agreement” shall mean the Amended and Restated Distribution Fee Purchase Agreement dated as of August 18, 2003 between the Distributor and the Seller, as the same may from time to time be amended, supplemented, waived or modified.
          “Transferee” shall have the meaning assigned to such term in Section 9.15 of the Purchase Agreement.
          “True Sale” shall mean, with respect to any transfer of an asset or property, the sale of an ownership interest in such asset or property (not the granting of a security interest therein), within the meaning of all Applicable Law, including, without limitation, the Code and the Bankruptcy Code, and, without limiting the generality of the foregoing, which is enforceable against all creditors of the Person making such transfer and all Affiliates of such Person in accordance with the terms of such transfer, notwithstanding the bankruptcy, insolvency or reorganization of, or similar proceeding with respect to, or the appointment of a receiver or conservator of the Person making such transfer or any Affiliate of such Person, and in connection with any proceeding under the Bankruptcy Code, in respect of which any one or more of the Person making such transfer or any Affiliate of such Person is the “debtor”, as such term is used in the Bankruptcy Code, the Purchased Receivables and the Proceeds thereof will not be deemed the property of the debtor.
          “True Sale Opinion” shall mean the opinion of counsel delivered in connection with the Purchase Agreement which addresses the questions as to whether in a case under Title 11 of the Bankruptcy Code the conveyances of the Receivables under the Transfer Agreement and under the Purchase Agreement would each be a true sale and not a secured financing; provided, however, that the term “True Sale Opinion” shall be deemed to include a written confirmation from the counsel which previously delivered a True Sale Opinion that the conclusions reached in such prior True Sale Opinion continue to be true and correct and may be relied upon as of the date of such written confirmation.
          “UCC” shall mean the Uniform Commercial Code, as from time to time in effect in the applicable jurisdictions.
          “Unaffiliated Agent” shall mean any Sub-transfer Agent or Transfer Agent which is not an Affiliate of the Seller, the Distributor or AMVESCAP plc.
          “Unamortized Aggregate Purchase Price” shall mean, in respect of the Purchased Receivables as of any date of determination, an amount equal to the aggregate Purchase Prices paid by the Purchaser under this Agreement in respect of all Purchased Receivables, less the sum of (i) the portions of the aggregate amounts paid by each Company and on behalf of the holders of Shares in respect of CDSCs and Asset Based Sales Charges to the Collection Account relating to Purchased Receivables which have not been conveyed by the Purchaser in connection with a Take-out Transaction for which a Take-out Notice has been executed and which have been allocated and distributed to Citibank through such date of determination pursuant to the allocation procedures set forth in the documentation entered into in connection with a Take-out Transaction which exceeds the accrued and unpaid Purchaser’s Assumed Yield, and (ii) the sum of each Take-out Adjustment Amount in respect of each Take-out Transaction specified in one or

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more Take-out Notices which have been acknowledged by the Seller and the Distributor and returned to the Program Agent on or prior to such date of determination.
          “Unamortized Gross Purchase Amount” shall mean, in respect of the Purchased Receivables relating to any Fund, as of any date of determination, the Maximum Aggregate Sales Charge Allowable in respect of Shares relating to such Purchased Receivables, minus the sum of (a) the aggregate amounts paid by the applicable Company (including amounts paid by the holders of Shares of such Fund in respect of CDSCs) in respect of Shares of such Fund and deposited in the Collection Account and applied and distributed to the payment of such Purchased Receivables in accordance with the terms of the Collection Agency Agreement through such date of determination, and (b) if such Fund constitutes an AIM GT Fund, the aggregate amounts paid by the applicable Company (including amounts paid by the holders of Shares of such AIM GT Fund in respect of CDSCs) on or prior to August 31, 1998 to GT Global, Inc. or the Distributor.
          “Underwriting Agreement” shall mean with respect to the Shares relating to any Fund, the agreement between the Distributor and the applicable Company, in respect of Shares of such Fund and any replacement agreement as may be adopted in the future, pursuant to which the Distributor has been appointed the principal underwriter in respect of the Shares relating to such Fund.
          “Waiver Agreement” shall mean the Waiver Agreement dated as of August 18, 2003 among the Distributor, the Seller, the Purchaser and the Program Agent, as the same may from time to time be amended, supplemented, waived or modified.
          “Weighted Average Percentage Decline in the Net Asset Value of Shares of all Funds” in reference to a period from one Calculation Date (the “Reference Date”) to a later Calculation Date shall be determined by (i) determining the negative or positive percentage change in the Net Asset Value per Share which relates to Purchased Receivables of each Fund from the Reference Date to such later Calculation Date, (ii) computing the arithmetic sum of the products obtained by multiplying the percentage change obtained in clause (i) for Shares relating to Purchased Receivables of each Fund by the Net Asset Value of such Shares of such Fund on such later Calculation Date, and (iii) if the sum obtained in clause (ii) is negative dividing the sum obtained in clause (ii) by the Net Asset Value of all Shares which relate to Purchased Receivables of all Funds on such later Calculation Date and expressing the result as a negative percentage, and if the sum obtained in clause (iii) is positive the “Weighted Average Percentage Decline in the Net Asset Value of Shares of all Funds” shall be zero.

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